ING PROTECTOR ELITE

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
 issued by
ReliaStar Life Insurance Company and its Select*Life Variable Account

The Policy

  Is issued by ReliaStar Life Insurance Company.
  Is returnable by you during the free look period if you are not satisfied.

Premium Payments

  Are flexible, so the premium amount and frequency may vary.
  Are allocated to the variable account and the fixed account, based on your instructions.
  Are subject to specified fees and charges.

The Policy Value

  Is the sum of your holdings in the fixed account, the variable account and the loan account.
  Has no guaranteed minimum value under the variable account. The value varies with the value of the subaccounts you select.
  Has a minimum guaranteed rate of return for amounts in the fixed account.
  Is subject to specified fees and charges, including possible surrender charges.

Death Benefit Proceeds

Are paid if your policy is in force when the insured person dies.

Are calculated under your choice of options:

Option 1 – the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in Appendix A;

Option 2 – the base death benefit is the greater of the amount of insurance coverage you have selected plus the policy value or your policy value multiplied by the appropriate factor described in Appendix A; or

Option 3 – the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.

Are equal to the base death benefit plus any rider benefits minus any outstanding policy loans, accrued loan interest and unpaid fees and charges.

Are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

Sales Compensation

  We pay compensation to broker/dealers whose registered representatives sell the policy. See Distribution of the Policy, page 78, for further information about the amount of compensation we may pay.

Fund Managers

Funds managed by the following investment managers are available through the policy:

  Alliance Bernstein, L.P.
  BAMCO, Inc.
  BlackRock Investment Management, LLC
  Capital Research and Management Company
  Columbia Management Advisors, LLC
  Directed Services LLC
  Evergreen Investment Management Company, LLC
  Fidelity Management & Research Co.
  Ibbotson Associates
  ING Clarion Real Estate Securities L.P.
  ING Investment Management Advisors, B.V.
  ING Investment Management Co.
  J.P. Morgan Investment Management Inc.
  Julius Baer Investment Management, LLC
  Legg Mason Capital Management, Inc.
  Lehman Brothers Asset Management LLC
  Marsico Capital Management, LLC
  Massachusetts Financial Services Company
  Morgan Stanley Investment Management, Inc. (d/b/a Van Kampen)
  Neuberger Berman, LLC
  Neuberger Berman Management Inc.
  OppenheimerFunds, Inc.
  Pacific Investment Management Company LLC
  Pioneer Investment Management, Inc.
  T. Rowe Price Associates, Inc.
  UBS Global Asset Management (Americas) Inc.
  Wells Capital Management, Inc.

This prospectus describes what you should know before purchasing the ING Protector Elite variable universal life insurance policy. Please read it carefully and keep it for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The policy described in this prospectus is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

The date of this prospectus is April 28, 2007.

TABLE OF CONTENTS

	Page		Page
POLICY SUMMARY	3	Termination of Coverage	61
The Policy's Features and Benefits	3	TAX CONSIDERATIONS	63
Factors You Should Consider Before		Tax Status of the Company	64
Purchasing a Policy	6	Tax Status of the Policy	64
Fees and Charges	8	Diversification and Investor Control Requirements	65
THE COMPANY, THE VARIABLE		Tax Treatment of Policy Death Benefits	65
ACCOUNT AND THE FIXED ACCOUNT	14	Distributions Other than Death Benefits	66
ReliaStar Life Insurance Company	14	Other Tax Matters	68
The Investment Options	16	ADDITIONAL INFORMATION	71
DETAILED INFORMATION ABOUT		General Policy Provisions	71
THE POLICY	20	Distribution of the Policy	78
Underwriting	21	Legal Proceedings	81
Purchasing a Policy	21	Financial Statements	82
Fees and Charges	25	APPENDIX A	A-1
Death Benefits	32	APPENDIX B	B-1
Additional Insurance Benefits	39	APPENDIX C	C-1
Policy Value	50	MORE INFORMATION IS AVAILABLE	Back Cover
Special Features and Benefits	52

TERMS TO UNDERSTAND

The following is a list of some of the key defined terms and the page number on which each is defined:

	Page Where		Page Where
Term	Defined	Term	Defined
Age	21	Policy Date	21
Fixed Account	4	Policy Value	50
Fixed Account Value	50	Preferred Loans	53
Loan Account	52	Segment or Coverage Segment	32
Loan Account Value	52	Surrender Value	61
Monthly Processing Date	27	Valuation Date	50
Net Premium	3	Variable Account	4
Net Policy Value	4	Variable Account Value	50

“ReliaStar,” “we,” “us,” “our” and the “company” refer to ReliaStar Life Insurance Company. “You” and “your” refer to the policy owner. The policy owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured person's lifetime.

State Variations – State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our Customer Service Center or your agent/registered representative.

You may contact us about the policy at our:	ING Customer Service Center
P.O. Box 5011
Minot, North Dakota 58702-5011
1-877-886-5050
www.ingservicecenter.com

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POLICY SUMMARY

This summary highlights the features and benefits of the policy, the risks that you should consider before purchasing a policy and the fees and charges associated with the policy and its benefits. More detailed information is included in the other sections of this prospectus that should be read carefully before you purchase the policy.

The Policy's Features and Benefits

Premium	· You choose when to pay and how much to pay, but you cannot pay additional premiums
Payments	after age 100 and we may refuse to accept any premium less than $25.
· You will need to pay sufficient premiums to keep the policy in force. Failure to pay sufficient premiums may cause your policy to lapse without value.
Payments, See Premium	· We may refuse any premium that would disqualify your policy as life insurance under
page 22.	Section 7702 of the Internal Revenue Code or that would cause your policy to become a modified endowment contract.
· We deduct a premium expense charge from each premium payment and credit the remaining premium (the “net premium”) to the variable account or the fixed account according to your instructions.

Free Look	· During the free look period, you have the right to examine your policy and return it for a
Period	refund if you are not satisfied for any reason.
· The free look period is generally ten days from your receipt of the policy, although certain
See Free Look	states may allow more than ten days. The length of the free look period that applies in your state will be stated in your policy.
Period, page 24.	· During the free look period, your net premium will be allocated to the subaccount that invests in the ING Liquid Assets Portfolio. See Allocation of Net Premium, page 23.
· Upon cancellation of your policy during the free-look period you will receive a refund equal to the greater of:
All premium we have received; or
Your policy value plus a refund of all charges deducted.

Temporary	· If you apply and qualify, we may issue temporary insurance equal to the amount of
Insurance	insurance for which you applied.
· The maximum amount of temporary insurance is $1 million, which includes other in-force coverage you have with us.
See Temporary	· Temporary insurance may not be available in all states.
Insurance, page 24.

Death Benefits	· Death benefits are paid if your policy is in force when the insured person dies.
· Until age 100, the amount of the death benefit will depend on which death benefit option is
See Death Benefits,	in effect when the insured person dies.
page 32.	· You may choose between one of three death benefit options:
Option 1 – the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor described in
Appendix A;
Option 2 – the base death benefit is the greater of the amount of insurance coverage you have selected plus your policy value or your policy value multiplied by the appropriate factor described in Appendix A; or
Option 3 – the base death benefit is the greater of the amount of insurance coverage you have selected plus premiums paid minus withdrawals taken or your policy value multiplied by the appropriate factor described in Appendix A.
· After age 100, the base death benefit under all options will generally be the greater of the amount of insurance coverage you have selected plus the amount of coverage, if any, under the Term Insurance Rider or your policy value multiplied by the appropriate factor described in Appendix A. See Full Death Benefit Rider, page 48.
· We will reduce the death benefit proceeds payable under any death benefit option by any outstanding policy loans and accrued loan interest and unpaid fees and charges.
· The death benefit is generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance.

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Death Benefit		· During the Basic Death Benefit Guarantee period, your policy will not lapse as long as your
Guarantees		policy value minus any surrender charge, loan amount and unpaid fees and charges (the
“surrender value”) is enough to cover the periodic fees and charges, when due.
See Death Benefit		· After your Basic Death Benefit Guarantee period, your policy will not lapse as long as your
Guarantees,		policy value minus the loan amount (the “net policy value”) is enough to pay the periodic fees and charges, when due.
page 37.		· However, the policy has three death benefit guarantees which provide that the policy will not lapse even if the surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges, when due:
The Basic Death Benefit Guarantee is standard on every policy. This guarantee lasts for the lesser of five years or to age 80, but not less than one year. Under this guarantee your policy will not lapse provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee;
For issue ages 25-75, the 20-Year Death Benefit Guarantee is an optional benefit that may be available, but only when you apply for the policy. If you select this guarantee, your policy and any Term Insurance Rider coverage is guaranteed not to lapse for 20 years provided:
	-	Your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of the 20-Year Death Benefit Guarantee premium payments to the next monthly processing date; and
	-	Your net policy value meets certain diversification requirements.
There is a separate monthly rider charge for this guarantee.
For issue ages 25-75, the Enhanced Lifetime Death Benefit Guarantee is an optional benefit that may be available, but only when you apply for the policy. If you select this guarantee, your policy and any Term Insurance Rider coverage is guaranteed not to lapse for the lifetime of the insured person provided:
	-	Your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of the Enhanced Lifetime Death Benefit Guarantee premium payments to the next monthly processing date; and
	-	Your net policy value meets certain diversification requirements.
There is a separate monthly rider charge for this guarantee.
· Two different death benefit guarantee riders, the Extended Death Benefit Guarantee Rider and the Lifetime Death Benefit Guarantee Rider, were previously available under the policy.
See the Extended Death Benefit Guarantee Rider and Lifetime Death Benefit
Guarantee Rider sections on pages 41 and 42 for the availability of and greater details about these previously available death benefit guarantee riders.

Rider Benefits		· Your policy may include additional insurance benefits, attached by rider. There are two types of rider benefits:
See Additional		Optional rider benefits that you must select before they are added to your policy; and
Insurance Benefits,		Rider benefits that automatically come with your policy.
page 39.		· In many cases, we deduct an additional monthly charge for these benefits.
· Not all riders may be available under your policy.

Investment		· You may allocate your net premiums to the subaccounts of the Select*Life Variable Account
Options		(the “variable account”) and our fixed account.
· The variable account is one of our separate accounts and consists of subaccounts that invest in corresponding funds. When you allocate premiums to a subaccount, we invest any net
See The Investment		premiums in shares of the corresponding fund.
Options, page 16.		· Your variable account value will vary with the investment performance of the funds underlying the subaccounts and the charges we deduct from your variable account value.
· The fixed account is part of our general account and consists of all of our assets other than those in our separate accounts (including the variable account) and loan account.
· We credit interest of at least 3.00% per year on amounts allocated to the fixed account.
· We may, in our sole discretion, credit interest in excess of 3.00%.

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Transfers	· You currently may make an unlimited number of transfers between the subaccounts and to the fixed account. We reserve the right, however, to limit you to 12 transfers each policy
See Transfers,	year, and transfers are subject to any other limits, conditions and restrictions that we or the
page 54.	funds whose shares are involved may impose. See Limits on Frequent or Disruptive
Transfers, page 56.
· There are certain restrictions on transfers from the fixed account.
· We currently do not charge for transfers. We reserve the right, however, to charge up to $25 for each transfer.

Asset Allocation	· Dollar cost averaging is a systematic program of transferring policy values to selected
Programs	investment options. It is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps to reduce the risk of investing too little when the price of a fund's shares is low.
See Dollar Cost	· Automatic rebalancing is a systematic program through which your variable and fixed
Averaging, page 54.	account values are periodically reallocated among your selected investment options to maintain the allocation percentages you have chosen.
See Automatic	· There is currently no charge to participate in the dollar cost averaging or automatic
Rebalancing,	rebalancing programs, although we reserve the right to assess a charge in the future.
page 55.	· Neither of these asset allocation programs assures a profit nor do they protect you against a loss in a declining market.

Loans	· You may take loans against your policy's surrender value. We reserve the right to limit borrowing during the first policy year.
See Loans, page 52.	· Generally a loan must be at least $500 and may not exceed 90% of your surrender value.
· When you take a loan we transfer an amount equal to your loan to the loan account as collateral for your loan. The loan account is part of our general account.
· We credit amounts held in the loan account with interest at an annual rate of 3.00%.
· We also charge interest on loans. Interest is payable in advance and accrues daily at a current annual rate of 4.76%.
· After the tenth policy year, preferred loans are available. For preferred loans interest is payable in advance at an annual rate currently equal to 2.91% (guaranteed not to exceed
3.38%) on the portion of your loan account that is not in excess of the policy value, minus the total of all premiums paid net of all partial withdrawals.
· Loans reduce your policy's death benefit proceeds and may cause your policy to lapse.
· Loans may have tax consequences, and you should consult with a qualified tax adviser before taking a loan against your policy’s surrender value.

Partial	· After the first policy year, you may withdraw part of your policy's surrender value.
Withdrawals	· We currently allow one partial withdrawal each year during policy years two through ten and
12 partial withdrawals each policy year thereafter.
See Partial	· A partial withdrawal must be at least $500.
Withdrawals,	· In policy years two through ten you may not withdraw more than 20% of your surrender
page 60.	value.
· We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to
$25 for each partial withdrawal.
· Partial withdrawals reduce your policy's base death benefit and policy value.
· Partial withdrawals may also have tax consequences, and you should consult with a qualified tax adviser before taking a partial withdrawal from your policy.

Surrenders	· You may surrender your policy for its surrender value any time before the death of the insured person.
See Surrender,	· The surrender value of a policy is equal to the policy value minus any surrender charge, loan
page 61.	amount and unpaid fees and charges.
· Surrender charges apply for ten policy years and for ten years after each increase in your insurance coverage. Surrender charges are level for the first five years and then decrease uniformly each month to zero at the end of the tenth policy or segment year.
· The initial surrender charge rates vary by gender, risk class and age at issue. Surrender charge rates for increases in your insurance coverage vary by gender, risk class and age at the time of the increase.

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Surrenders	· For a decrease in your insurance coverage, surrender charges are assessed against the policy
(Continued)	value. If there are multiple coverage segments, the decrease and surrender charges will be processed on a pro rata basis.
· If the surrender charge exceeds the available net policy value, there will be no proceeds paid to you on surrender.
· All insurance coverage ends on the date we receive your surrender request.
· If you surrender your policy, it cannot be reinstated.
· Surrendering the policy may have tax consequences, and you should consult with a qualified tax adviser before surrendering your policy.

Reinstatement	· Reinstatement means putting a lapsed policy back in force.
· You may reinstate your policy and riders within five years of its lapse if you did not
See Reinstatement,	surrender your policy, you still own the policy and the insured person is still insurable.
page 63.	· You will need to pay the required reinstatement premium.
· If you had a policy loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of the lapse.
· If any optional death benefit guarantee rider lapses, it cannot be reinstated.
· A policy that is reinstated more than 90 days after lapsing may be considered a modified endowment contract for tax purposes.
· Reinstating your policy may have tax consequences, and you should consult with a qualified tax adviser before reinstating your policy.

Factors You Should Consider Before Purchasing a Policy

The decision to purchase a policy should be discussed with your agent/registered representative. Make sure you understand the policy's investment options, its other features and benefits, its risks and the fees and charges you will incur when you consider purchasing the policy and investing in the subaccounts of the variable account.

Life Insurance	· The policy is not a short-term investment and should be purchased only if you need life
Coverage	insurance coverage. Evaluate your need for life insurance coverage before purchasing a policy.
· You should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

Fees and	· In the early policy years the surrender charge usually exceeds the policy value because the
Charges	surrender charge is usually more than the cumulative minimum monthly premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.
See Fees and	· A policy's fees and charges reflect the costs associated with its features and benefits, the
Charges, page 25.	services we render, the expenses we expect to incur and the risks we assume under the policy.
· We believe the policy's fees and charges, in the aggregate, are reasonable, but before purchasing a policy you should compare the value that the policy’s various features and benefits and the available services have to you, given your particular circumstances, with the fees and charges associated with those features, benefits and services.

Lapse	· Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:
See Lapse, page 62.	A death benefit guarantee is in effect; or
Your surrender value or net policy value, as applicable, is enough to pay the periodic fees and charges when due.
· If you do not meet these conditions, we will send you notice and give you a 61 day grace period to make a sufficient premium payment.
· If you do not make a sufficient premium payment by the end of the 61 day grace period, your life insurance coverage will terminate and your policy will lapse.

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Exchanges	· Replacing your existing life insurance policy(ies) and/or annuity contract(s) with the policy described in this prospectus may not be beneficial to you.
See Purchasing a	· Before purchasing a policy, determine whether your existing policy(ies) and/or contract(s)
Policy, page 21.	will be subject to fees or penalties upon surrender or cancellation.
· Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) and/or contract(s) with those of the policy described in this prospectus.

Investment Risk	· You should evaluate the policy's long-term investment potential and risks before purchasing a policy.
See The Variable	· For amounts you allocate to the subaccounts of the variable account:
Account, page 16.	Your values will fluctuate with the markets, interest rates and the performance of the underlying funds;
You assume the risk that your values may decline or not perform to your expectations;
Your policy could lapse without value or you may be required to pay additional premium because of poor fund performance;
Each fund has various investment risks, and some funds are riskier than others;
There is no assurance that any of the funds will achieve its stated investment objective;
and
You should read each fund's prospectus and understand the risks associated with the fund before allocating your premiums to its corresponding subaccount.
· For amounts you allocate to the fixed account:
Interest rates we declare will change over time; and
You assume the risk that interest rates may decline, although never below the guaranteed minimum interest rate of 3.00%.

Taxation	· Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify
See TAX	as a life insurance contract. We believe it is reasonable to conclude that the policy will
CONSIDERATIONS,	qualify as a life insurance contract.
page 63.	· Assuming the policy qualifies as a life insurance contract under current federal income tax law, your policy earnings are generally not subject to income tax as long as they remain within your policy. Depending on your circumstances, however, the following events may have tax consequences for you:
	Reduction in the amount of your insurance coverage	Partial withdrawals
	Loans	Surrender
	Lapse	Reinstatement
· In addition, if your policy is a modified endowment contract, a partial withdrawal, surrender or a loan against or secured by the policy will be taxable to you to the extent of any gain in the policy. A penalty tax may be imposed on a distribution from a modified endowment contract as well.
· There is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.
· Consult with a qualified legal or tax adviser before you purchase a policy.

Sales	· We pay compensation to broker/dealers whose registered representatives sell the policy.
Compensation	· Broker/dealers may be able to choose to receive compensation under various payment options, but their choice will not affect the fees and charges you will pay for the policy.
See Distribution of the	· We generally pay more compensation on premiums paid for base insurance coverage than
Policy, page 78.	we do on premiums paid for coverage under the Term Insurance Rider. Discuss with your agent/registered representative the right blend of base coverage and Term Insurance Rider coverage for you.

Other Products	· We and our affiliates offer other insurance products that may have different features, benefits, fees and charges. These other products may better match your needs.
· Contact your agent/registered representative if you would like information about these other products.

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Fees and Charges

The following tables describe the fees and charges you will pay when buying, owning and surrendering the policy.

Transaction Fees and Charges The following table describes the fees and charges deducted at the time you make a premium payment or make certain other transactions. See Transaction Fees and Charges, page 25.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges

Premium Expense	· When you make a	· 8.00% of each premium payment made in policy years 1 – 10,
Charge	premium payment.	and lower thereafter.

Partial Withdrawal	· When you take a	· $25.
Fee	partial withdrawal.

Surrender Charge [1]	· When you	Range from
	surrender your	· $2.20 to $46.50 per $1,000 of insurance coverage.
policy or decrease
	your insurance	Representative insured person
	coverage during	· $11.50 per $1,000 of insurance coverage.
	the first ten policy	· The representative insured person is a male, age 40 in the
	years (or ten years	preferred no tobacco risk class, with an amount of insurance
	from an increase in	coverage in effect of $250,000.
your insurance
coverage).

Transfer Charge [2]	· Each time you	· $25.
make a transfer
between
investment options.

Excess Illustration	· Each time you	· $50.
Fee [2]	request an
illustration after
the first each
policy year.

Excess Annual	· Each time you	· $50.
Policy Report Fee [2]	request an annual
policy report after
the first each
policy year.

Accelerated Death	· On the date the	· $300 per acceleration request.
Benefit Rider	acceleration
Charge	request is
processed.

1	The surrender charge rates vary based on the insured person's gender, age and risk class. The rates shown for the representative insured person are for the first segment year, and you may get information about the rates that would apply to you by contacting your agent/registered representative for a personalized illustration. Surrender charge rates remain level for the first five years then decrease uniformly each month to zero at the end of the tenth year.

2	We do not currently assess this charge.

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Transaction Fees and Charges (continued).

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges

Overloan Lapse	· On the monthly	· $3.50 of the policy value. [3]
Protection rider	processing date on
or next following
the date we receive
your request to
exercise the rider
benefit.

Periodic Fees and Charges The following table describes the maximum guaranteed charges that could be deducted each month on the monthly processing date, not including fund fees and expenses. See Periodic Fees and Charges, page 27, and Loan Interest, page 52.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [4]

Cost of Insurance	· On each monthly	Range from
Charge [5]	processing date.	· $0.06 to $83.33 per $1,000 of insurance coverage.

Representative insured person
· $0.19 per $1,000 of insurance coverage.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

Administrative	· On each monthly	· $10.
Charge	processing date.

Mortality and	· On each monthly	· 0.08% daily (0.90% annually) of variable account value (after the
Expense Risk	processing date.	monthly fees and charges are deducted) in policy years 1 – 10,
Charge [6]		and lower thereafter.

Loan Interest	· Payable in advance	· 4.76% annually of the amount held in the loan account for non-
Charge	at the time you	preferred loans.
	take a loan and	· 2.91% (guaranteed not to exceed 3.38%) annually of the amount
	each policy year	held in the loan account for preferred loans.
thereafter.

3	Your policy value is the sum of your holdings in the fixed account, the variable account and the loan account.

4	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

5	The cost of insurance rates vary based on the amount of your insurance coverage and the insured person's age at issue and age on the effective date of an increase in your insurance coverage, gender and risk class. Different rates will apply to each segment of your insurance coverage. The rates shown for the representative insured person are for the first policy year and they generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charge that would apply to you by contacting your agent/registered representative for a personalized illustration.

6	The current monthly mortality and expense risk charge rate is rounded to the nearest one hundredth of one percent. See Mortality and Expense Risk Charge, page 29, for the monthly rate without rounding.

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Optional Rider Fees and Charges The following table describes the maximum guaranteed charges that could be deducted each month on the monthly processing date for each of the optional rider benefits. See Rider Fees and Charges, page 29.

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [7]

Accidental Death	· On each monthly	Range from
Benefit Rider [8]	processing date.	· $0.07 to $0.17 per $1,000 of rider benefit.

Representative insured person
· $0.07 per $1,000 of rider benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

Additional Insured	· On each monthly	Range from
Rider [8]	processing date.	· $0.08 to $7.26 per $1,000 of rider benefit.

Representative insured person
· $0.17 per $1,000 of rider benefit.
· The representative insured person is a female, age 40 in the preferred no tobacco risk class.

Children’s Insurance	· On each monthly	· $0.62 per $1,000 of rider benefit.
Rider	processing date.

Extended Death	· On each monthly	· $0.005 per $1,000 of insurance coverage.
Benefit Guarantee	processing date
Rider [9]	during the
guarantee period.

7	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

8	The rates for these riders vary based on several factors that may include the insured person's age at issue, gender and risk class. The rates shown for the representative insured person are for the first policy year and they generally increase each year thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

9	The Extended Death Benefit Guarantee Rider was only available with new policies until the later of November 24, 2003, or the date the 20-Year Death Benefit guarantee Rider was approved in your state. See Death Benefit Guarantees, beginning on page 37, for the availability and details about each death benefit guarantee.

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Optional Rider Fees and Charges, continued

Amount Deducted

Charge	When Deducted	Maximum Guaranteed Charges [10]

20-Year Death	· On each monthly	Range from
Benefit Guarantee	processing date	· $0.01 to $0.08 per $1,000 of rider benefit.
Rider [11]	during the
	guarantee period.	Representative insured person
· $0.01 per $1,000 of rider benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

Enhanced Lifetime	· On each monthly	Range from
Death Benefit	processing date	· $0.02 to $0.08 per $1,000 of rider benefit.
Guarantee	during the
Rider [11]	guarantee period.	Representative insured person
· $0.04 per $1,000 of rider benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

Term Insurance	· On each monthly	Range from
Rider[12]	processing date to	· $0.07 to $8.28 per $1,000 of rider benefit.
age 100.
Representative insured person
· $0.24 per $1,000 of rider benefit.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

Waiver of Monthly	· On each monthly	Range from
Deduction Rider [12]	processing date.	· $0.04 to $0.48 per $1 of the periodic fees and charges due each month.

Representative insured person
· $0.04 per $1 of the periodic fees and charges due each month.
· The representative insured person is a male, age 40 in the preferred no tobacco risk class, with an amount of insurance coverage in effect of $250,000.

10	This table shows the maximum guaranteed charges that may be assessed during any policy year. Current charges may be less than the maximum guaranteed charges shown and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

11	The 20-Year and Enhanced Lifetime Death Benefit Guarantee Riders are only available with new policies issued on or after the later of November 24, 2003, or the date the 20-Year and Enhanced Lifetime Death Benefit Guarantee Riders were approved in your state. See Death Benefit Guarantees, beginning on page 37, for the availability and details about each death benefit guarantee. The rates for these riders vary based on several factors that may include the insured person’s age at issue, gender and risk class. The rates shown for the representative insured person listed above are for the first policy year, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

12	The rates for these riders vary based on several factors that may include the insured person’s age at issue, gender and risk class. The rates shown for the representative insured person listed above are for the first policy year and they generally increase thereafter. The rates shown have been rounded to the nearest penny, and you may get information about the charges that would apply to you by contacting your agent/registered representative for a personalized illustration.

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Fund Fees and Expenses. The following table shows the minimum and maximum total gross annual fund expenses that you may pay during the time you own the policy. Fund expenses vary from fund to fund and may change from year to year. For more detail about a fund’s fees and expenses, review the fund’s prospectus. See also Fund Fees and Expenses, page 29.

	Minimum	Maximum
Total Gross Annual Fund Expenses [13] (deducted from fund assets)	0.26%	1.25%

Total gross annual fund expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares.

If a fund is structured as a “fund of funds,” total gross annual fund expenses also include the fees associated with the funds in which it invests. Because of this a fund that is structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities. For a list of the “fund of funds” available through the policy, see the chart of funds available through the variable account on page 17.

13	Some funds that are available through the policy have contractual arrangements to waive and/or reimburse certain fund fees and expenses. The minimum and maximum total gross annual fund expenses shown above do not reflect any of these waiver and/or reimbursement arrangements.

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How the Policy Works

Your Premium
You make a premium payment.
We deduct from each premium payment:
•Premium Expense Charge.
Net Premium
We allocate the net premium to the investment options you choose.
Fixed Account
Amounts you allocate are held in our general account and earn a fixed rate of interest.
Variable Account
Amounts you allocate are held in subaccounts of the variable account. The subaccounts invest in the funds.
The funds deduct:
•Investment Management Fees.
•Other expenses.
We deduct transaction fees and charges from your policy value:
•Partial Withdrawal Fee.
•Surrender Charge.
•Transfer Charge.
•Excess Illustration Fee.
•Excess Annual Report Fee.
Policy Value
Your policy value equals the sum of your fixed account, variable account and loan account values.
We deduct periodic fees and charges from your policy value:
•Cost of Insurance Charge.
•Administrative Charge.
•Monthly Amount Charge.
•Mortality and Expense Risk Charge.
Loan Account
An amount set aside as collateral for policy loans.
We deduct fees and charges from your policy value for the optional benefits and riders you select.
Loans
We charge interest on any outstanding loan amount.
Interest Credited
We credit interest to the amount held in the loan account.

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     THE COMPANY, THE VARIABLE ACCOUNT AND THE FIXED ACCOUNT

ReliaStar Life Insurance Company

We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota. We are admitted to do business in the District of Columbia and all states except New York. Our headquarters is at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We are a wholly owned indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. ING Groep N.V. is headquartered in Amsterdam, The Netherlands. Although we are a subsidiary of ING Groep N.V., ING Groep N.V. is not responsible for the obligations under the policy. The obligations under the policy are solely the responsibility of ReliaStar Life Insurance Company.

We are also a member of the Insurance Marketplace Standards Association (“IMSA”). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

Regulatory Developments – The Company and the Industry

As with many financial services companies, the company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters.

Federal and state regulators and self-regulatory agencies are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action

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involving the company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the company is engaged. In light of these and other developments, U.S. affiliates of ING, including the company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the company.

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Product Regulation. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes certain requirements relating to product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Internal Revenue Code. See Tax Considerations, page 63, for further discussion of some of these requirements. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the company to administrative penalties, unanticipated remediation, or other claims and costs.

The Investment Options

You may allocate your premium payments to any of the available investment options. These options include the subaccounts of the variable account and the fixed account. The investment performance of a policy depends on the performance of the investment options you choose.

The Variable Account

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, as one of our separate accounts under the laws of the State of Minnesota. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”).

We own all of the assets of the variable account and are obligated to pay all amounts due under a policy according to the terms of the policy. Income, gains and losses credited to, or charged against, the variable account reflect the investment experience of the variable account and not the investment experience of our other assets. Additionally, Minnesota law provides that we cannot charge the variable account with liabilities arising out of any other business we may conduct. This means that if we ever became insolvent, the variable account assets will be used first to pay variable account policy claims. Only if variable account assets remain after these claims have been satisfied can these assets be used to pay owners of other policies and creditors.

The variable account is divided into subaccounts. Each subaccount invests in a corresponding fund. When you allocate premium payments to a subaccount, you acquire accumulation units of that subaccount. You do not invest directly in or hold shares of the funds when you allocate premium payments to the subaccounts of the variable account.

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Funds Available Through the Variable Account. The following chart lists the funds that are available through the variable account.

Certain of these funds are structured as “fund of funds.” A “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. The “fund of funds” available through the policy are identified below.

Funds Available Through the Variable Account

· American Funds – Growth Fund (Class 2)	· ING Pioneer Fund Portfolio (Class I)
· American Funds – Growth-Income Fund (Class 2)	· ING Pioneer Mid Cap Value Portfolio (Class I)
· American Funds – International Fund (Class 2)	· ING Stock Index Portfolio (Class I)
· Fidelity® VIP Contrafund® Portfolio (Initial	· ING T. Rowe Price Capital Appreciation Portfolio
Class)	(Class I)
· Fidelity® VIP Equity-Income Portfolio (Initial	· ING T. Rowe Price Equity Income Portfolio
Class)	(Class I)
· ING AllianceBernstein Mid Cap Growth Portfolio	· ING Van Kampen Capital Growth Portfolio
(Class I)	(Class I)
· ING BlackRock Large Cap Growth Portfolio	· ING Van Kampen Growth and Income Portfolio
(Class I)	(Class S)
· ING Evergreen Health Sciences Portfolio	· ING VP Index Plus International Equity Portfolio
(Class I)	(Class S)
· ING Evergreen Omega Portfolio (Class I)	· ING Wells Fargo Small Cap Disciplined Portfolio
· ING FMRSM Diversified Mid Cap Portfolio	(Class I)
(Class I)	· ING Baron Small Cap Growth Portfolio (I Class)
· ING Focus 5 Portfolio (Class I)	· ING Columbia Small Cap Value II Portfolio
· ING Franklin Templeton Founding Strategy	(I Class)
Portfolio (Class I)*	· ING JP Morgan Mid Cap Value Portfolio (I Class)
· ING Global Real Estate Portfolio (Class S)	· ING Neuberger Berman Partners Portfolio
· ING Global Resources Portfolio (Class I)	(I Class)
· ING JPMorgan Emerging Markets Equity	· ING Oppenheimer Global Portfolio (I Class)
Portfolio (Class I)	~~·~~ ING Oppenheimer Strategic Income Portfolio
· ING JPMorgan Small Cap Core Equity Portfolio	(S Class)
(Class I)	~~·~~ ING Pioneer High Yield Portfolio (I Class)
· ING JPMorgan Value Opportunities Portfolio	· ING T. Rowe Price Diversified Mid Cap Growth
(Class I)	Portfolio (I Class)
· ING Julius Baer Foreign Portfolio (Class I)	· ING UBS U.S. Large Cap Equity Portfolio
· ING Legg Mason Value Portfolio (Class I)	(I Class)
· ING LifeStyle Aggressive Growth Portfolio	· ING Van Kampen Comstock Portfolio (I Class)
(Class I)*	· ING Van Kampen Equity and Income Portfolio
· ING LifeStyle Growth Portfolio (Class I)*	(I Class)
· ING LifeStyle Moderate Growth Portfolio	· ING VP Balanced Portfolio (Class I)
(Class I)*	· ING VP Intermediate Bond Portfolio (Class I)
· ING LifeStyle Moderate Portfolio (Class I)*	· ING Lehman Brothers U.S. Aggregate Bond
· ING Limited Maturity Bond Portfolio (Class S)	Index ® Portfolio (Class I)
· ING Liquid Assets Portfolio (Class I)	· ING RussellTM Small Cap Index Portfolio
· ING Marsico Growth Portfolio (Class I)	(Class I)
· ING Marsico International Opportunities Portfolio	· ING VP Index Plus LargeCap Portfolio (Class I)
(Class I)	· ING VP Index Plus MidCap Portfolio (Class I)
· ING MFS Total Return Portfolio (Class I)	· ING VP Index Plus SmallCap Portfolio (Class I)
· ING MFS Utilities Portfolio (Class S)	· ING VP SmallCap Opportunities Portfolio
· ING Oppenheimer Main Street Portfolio ®	(Class I)
Class I)	· Neuberger Berman AMT Socially Responsive
· ING PIMCO Core Bond Portfolio (Class I)	Portfolio® (Class I)

*	These funds are structured as “fund of funds.” See the Fund Fees and Expenses table on page 11 and the Fund Fees and Expenses section on page 29 for more information about “fund of funds.”

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See Appendix B to this prospectus for more information about the funds available through the variable account, including information about each fund’s investment adviser/subadviser and investment objective. More detailed information about each fund, including information about their investment risks and fees and expenses, can be found in the fund’s current prospectus and Statement of Additional Information. You may obtain these documents by contacting us at our Customer Service Center.

A fund available through the variable account is not the same as a retail mutual fund with the same or similar name. Accordingly, the management, expenses and performance of a fund is likely to differ from a similarly named retail mutual fund.

Voting Privileges. We invest each subaccount's assets in shares of a corresponding fund. We are the legal owner of the fund shares held in the variable account, and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your policy. We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each fund share has the right to one vote. The votes of all fund shares are cast together on a collective basis, except on issues for which the interests of the funds differ. In these cases, voting is on a fund-by-fund basis.

Examples of issues that require a fund-by-fund vote are changes in the fundamental investment policy of a particular fund or approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of the fund's shareholders. We vote any fund shares that are not attributable to policies and any fund shares for which the owner does not give us instructions in the same proportion as we vote the shares for which we did receive voting instructions. This means that instructions from a small number of shareholders can determine the outcome of a vote. There is no minimum number of shares for which we mush receive instruction before we vote the shares.

We reserve the right to vote fund shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the funds corresponding to those subaccounts in which you have invested assets as of the record date set by the fund's Board for the shareholders meeting. We determine the number of fund shares in each subaccount of your policy by dividing your variable account value in that subaccount by the net asset value of one share of the matching fund.

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Right to Change the Variable Account. Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to our variable account with respect to some or all classes of policies:

Change the investment objective;

Offer additional subaccounts that will invest in funds we find appropriate for policies we issue;

Eliminate subaccounts;

Combine two or more subaccounts;

Close subaccounts. We will notify you in advance by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless you provide us with alternative allocation instructions, all future premiums directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to your most recent allocation instructions.

If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. See also the Transfers section of this prospectus, page 54, for information about making subaccount allocation changes;

Substitute a new fund for a fund in which a subaccount currently invests. A substitution may become necessary if, in our judgment:

A fund no longer suits the purposes of your policy;

There is a change in laws or regulations;

There is a change in the fund's investment objectives or restrictions;

The fund is no longer available for investment; or

Another reason we deem a substitution is appropriate.

In the case of a substitution, the new fund may have different fees and charges than the fund it replaced;

Transfer assets related to your policy class to another separate account;

Withdraw the variable account from registration under the 1940 Act;

Operate the variable account as a management investment company under the 1940 Act;

Cause one or more subaccounts to invest in a fund other than, or in addition to, the funds currently available;

Stop selling the policy;

End any employer or plan trustee agreement with us under the agreement’s terms;

Limit or eliminate any voting rights for the variable account;

Make any changes required by the1940 Act or its rules or regulations; or

Close a subaccount to new investments.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC, and approved, if necessary, by the appropriate state insurance department(s).We will notify you of any changes. If you wish to transfer the amount you have in the affected subaccount to another subaccount or to the fixed account, you may do so free of charge. Just notify us at our Customer Service Center.

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The Fixed Account

You may allocate all or a part of your net premium and transfer your policy value into the fixed account. We declare the interest rate that applies to all amounts in the fixed account. This interest rate is never less than 3.00% . Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the fixed account on a daily basis. We pay interest regardless of the actual investment performance of our general account. We bear all of the investment risk for the fixed account.

Your fixed account value equals the net premium you allocate to the fixed account, plus interest earned, minus amounts you transfer out or withdraw. It may be reduced by fees and charges assessed against your policy value.

The fixed account guarantees principal and is part of our general account. The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the fixed account under the Securities Act of 1933, as amended (“1933 Act”). Also, we have not registered the fixed account or the general account as an investment company under 1940 Act (because of exemptive and exclusionary provisions). This means that the general account, the fixed account and interests in it are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the fixed account. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard ING Protector Elite variable universal life insurance policy. The policy provides death benefits, cash values and other features of traditional life insurance contracts. There may be variations in policy features, benefits and charges because of requirements of the state where we issue your policy. We describe all such differences in your policy.

If you would like to know about state variations, please ask your agent/registered representative. We can provide him/her with the list of variations that will apply to your policy.

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We and our affiliates offer various other products with different features and terms than the policy offered through this prospectus, and that may offer some or all of the same funds. These products have different benefits, fees and charges, and may or may not better match your needs. Please note that some of the company's management personnel and certain other employees may receive a portion of their employment compensation based on the amount of policy values allocated to funds affiliated with ING. You should be aware that there may be alternative products available, and, if you are interested in learning more about these other products, contact our Customer Service Center or your agent/registered representative.

Underwriting

On the application you will provide us with certain health and other necessary information. Upon receipt of an application, we will follow our underwriting procedures to determine whether the proposed insured person is insurable by us. Before we can make this determination, we may need to request and review medical examinations of and other information about the proposed insured person. Through our underwriting process, we also determine the risk class for the insured person if the application is accepted. Risk class is based on such factors as age, gender and health of the insured person. Risk class will impact the cost of insurance rates you will pay and may also affect premiums and other policy fees, charges and benefits.

We reserve the right to reject an application for any reason permitted by law. If an application is rejected, any premium received will be returned without interest.

Purchasing a Policy

To purchase a policy you must submit an application to us. On that application you will, among other things, select:

  The amount of your initial insurance coverage (which generally must be at least $150,000);
  Your initial death benefit option;
  The death benefit qualification test to apply to your policy (we may limit the amount of coverage we will issue on the life of the insured person where the cash value accumulation test is chosen); and
  Any riders or optional benefits.

On the date coverage under the policy begins (the “policy date”), the person on whose life we issue the policy (the “insured person”) generally can be no more than age 90. “Age” under the policy means the insured person's age nearest to the policy date. From time to time, we may accept an insured person who exceeds our normal maximum age limit. We will not unfairly discriminate in determining the maximum age at issue. All exceptions to our normal limits are dependent upon our ability to obtain acceptable reinsurance coverage for our risk with an older insured.

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You may request that we back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy. Except for cash on delivery policies, we generally will not reissue a policy to change the policy date.

Important Information About the Term Insurance Rider. It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent/registered representative, consider the factors described in the Term Insurance Rider section of this prospectus, page 44, when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Premium Payments

Premium payments are flexible and you may choose the amount and frequency of premium payments, within limits, including:

  We may refuse to accept any premium less than $25;
  You cannot pay additional premiums after age 100;
  We may refuse to accept any premium that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code;
  We may refuse to accept any premium that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgement accepting your policy as a modified endowment contract; and
  We may refuse to accept any premium that does not comply with our anti- money laundering program. See Anti-Money Laundering, page 73.

After we deduct the premium expense charge from your premium payments, we apply the remaining net premium to your policy as described below.

A premium payment is received by us when it is received at our offices. After you have paid your minimum initial premium, we suggest you send payments directly to us, rather than through your agent/registered representative, to assure the earliest crediting date.

Insurance coverage does not begin until we receive your minimum initial premium. The minimum initial premium is generally equal to at least the minimum premiums for the first three months. The minimum premium is based on monthly rates that vary according to the insured person's gender, risk class and age. Optional rider benefits have their own minimum premium rates. If you authorize premiums to be paid by electronic funds transfer, we will issue a policy upon receipt of the minimum premium for the first month and the required completed electronic funds transfer forms.

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Your policy will indicate the minimum premium that applies to you. You are not required to pay the minimum premium, but payment of the minimum premium will keep your policy in force during the Basic Death Benefit Guarantee period.

See Basic Death Benefit Guarantee, page 37. Payment of the minimum premium may or may not be enough to keep your policy in force beyond the Basic Death Benefit Guarantee period. Additionally, you may need to pay more than the minimum premium to keep one of the other death benefit guarantees in force. See Death Benefit Guarantees, page 37.

Premium Payments Affect Your Coverage. During any applicable death benefit guarantee period, the death benefit guarantee lasts only if your cumulative premium payments to the next monthly processing date, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments applicable to the guarantee. If they are not and your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges, when due, then your policy will enter the 61-day grace period and you must make a sufficient premium payment to avoid lapse and loss of insurance coverage. See Lapse, page 62.

Allocation of Net Premium. Until your initial net premium is allocated as described below, we hold premiums in a general suspense account. Premiums held in this suspense account do not earn interest.

We apply the initial net premium to your policy after all of the following conditions have been met:

  We receive the required initial minimum premium;
  All issue requirements have been received by our Customer Service Center; and
  We approve your policy for issue.

We allocate your initial net premium in the subaccount that invests in the ING Liquid Assets Portfolio on the valuation date next following your policy date. We later transfer the amount held in this subaccount to the fixed account and the available subaccounts that you have selected based on your most recent premium allocation instructions. This transfer will generally occur on the sixteenth day following your policy date.

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All net premiums we receive after this period are allocated to your policy on the valuation date of receipt in good order. We will use your most recent premium allocation instructions specified in whole percentages totaling 100%. If your most recent premium allocation instructions includes a fund that corresponds to a subaccount that is closed to new investment (we will notify you in advance by a supplement to this prospectus if we close a subaccount) or is otherwise unavailable, net premium received that would have been allocated to the subaccount corresponding to the closed or otherwise unavailable fund may be automatically allocated among all the other available subaccounts according to your most recent allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our Customer Service Center. Your failure to provide us with alternative allocation instructions before we return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 62, for more information about how to put your policy back in force if it has lapsed.

Free Look Period

You have the right to examine your policy and return it to us (for any reason) within the period shown in the policy. The period during which you have this right is called the free look period and starts on the date you receive your policy. If you request a free look refund or areturn your policy to us within the free look period, we cancel it as of your policy date.

If you cancel your policy during the free look period you will receive a refund equal to the greater of:

  All premium we have received; or
  Your policy value plus a refund of all charges deducted.

Temporary Insurance

If you apply and qualify, we may issue temporary insurance in an amount equal to the amount of insurance for which you applied, up to $1 million, which includes other in-force coverage you have with us.

Temporary insurance coverage begins when all of the following events have occurred:

  You have completed and signed our temporary insurance coverage form;
  We have received and accepted a premium payment of at least your minimum initial premium (selected on your application); and
  The necessary parts of the application are complete.

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Unless otherwise provided by state law, temporary insurance coverage ends on the earliest of:

  The date we return your premium payments;
  Five days after we mail notice of termination to the address on your application;
  Your policy date;
  The date we refuse to issue a policy based on your application; or
  90 days after you sign our temporary life insurance coverage form.

There is no death benefit under the temporary insurance coverage if any of the following events occurs:

  There is a material misrepresentation in your answers on the temporary insurance coverage form;
  There is a material misrepresentation in statements on your application;
  The person or persons intended to be insured die by suicide or self-inflicted injury; or
  The bank does not honor your premium check.

During the period of temporary insurance coverage your premium payments are held by us in a general suspense account until underwriting is completed and the policy is issued or the temporary insurance coverage otherwise ends. Premiums held in this suspense account do not earn interest and they are not allocated to the investment options available under the policy until a policy is issued. See Allocation of Net Premium, page 23. If a policy is not issued and temporary insurance coverage ends, any premium received will be returned without interest.

Fees and Charges

We deduct fees and charges under the policy to compensate us for:

  Providing the insurance benefits of the policy (including any rider benefits);
  Administering the policy;
  Assuming certain risks in connection with the policy; and
  Incurring expenses in distributing the policy.

The amount of a fee or charge may be more or less than the cost associated with the service or benefit. Accordingly, excess proceeds from one fee or charge may be used to make up a shortfall on another fee or charge, and we may earn a profit on one or more of these fees and charges. We may use any such profits for any proper corporate purpose, including, among other things, payments of sales expenses.

Transaction Fees and Charges

We deduct the following transaction fees and charges from your policy value each time you make certain transactions.

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Premium Expense Charge. We deduct a premium expense charge from each premium payment we receive. This charge is 8.00% of each premium payment during the first ten policy years and 4.50% thereafter.

This charge helps offset:

  The expenses we incur in selling the policy;
  The costs of various state and local taxes. We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state; and
  The cost associated with the federal income tax treatment of our deferred acquisition costs. This cost is determined solely by the amount of life insurance premium we receive.

Partial Withdrawal Fee. We deduct a partial withdrawal fee each time you take a partial withdrawal from your policy. The amount of this fee is currently $10, but we reserve the right to deduct 2.00% of the amount withdrawn up to $25 for each partial withdrawal. We deduct the partial withdrawal fee proportionately from your remaining fixed and variable account values.

This fee helps offset the expenses we incur when processing a partial withdrawal.

Surrender Charge. We deduct a surrender charge during the first ten policy years or the first ten years after an increase in your insurance coverage when you:

  Surrender your policy; or
  Decrease your insurance coverage.

The amount of the surrender charge depends on the amount of the insurance coverage surrendered or decreased and the surrender charge rates.

When you purchase a policy or increase your insurance coverage, we set surrender charge rates based on the gender, age and risk class of the insured person. These surrender charge rates remain level for the first five years then decrease uniformly each month to zero at the end of the tenth year. Each coverage segment will have its own set of surrender charge rates which will apply only to that segment. See Changes in the Amount of Your Insurance Coverage, page 32. Surrender charge rates will not exceed $46.50 per $1,000 of insurance coverage and the rates that apply to you will be set forth in your policy. See the Transaction Fees and Charges table, beginning on page 8, for the minimum and maximum surrender charge rates and the rates for a representative insured person.

For full surrenders, you will receive the surrender value of your policy. For decreases in the amount of insurance coverage, the surrender charge will reduce your policy value. If there are multiple segments of insurance coverage, the coverage decreases and surrender charges assessed will be processed on a pro rata basis.

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In the early policy years the surrender charge usually exceeds the policy value because the surrender charge is usually more than the cumulative minimum premiums minus policy fees and charges. Therefore, you should purchase a policy only if you intend and have the financial capability to keep the policy in force for a substantial period of time.

This charge helps offset the expenses we incur in selling the policy.

Transfer Charge. We currently do not assess a charge for transfers between any of the investment options. We reserve the right, however, to charge up to $25 for each transfer. Transfers associated with policy loans, the dollar cost averaging or automatic rebalancing programs, exercise of the Overloan Lapse Protection Rider benefit, exercise of conversion rights or made in response to our notice to you that the optional Enhanced Death Benefit Guarantee Rider will terminate because your policy is not sufficiently diversified will not count as transfers when calculating any applicable transfer charge.

This charge helps offset the expenses we incur when processing transfers.

Excess Illustration Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each illustration of your policy values you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess illustrations.

Excess Annual Report Fee. We currently do not assess this fee, but we reserve the right to assess a fee of up to $50 for each annual report you request after the first each policy year.

This fee helps offset the costs we incur when processing requests for excess annual reports.

In the policy

Periodic Fees and Charges	form the

“monthly

We deduct the following periodic fees and charges from	processing

your policy value on the monthly processing date. The	date” is referred

monthly processing date is the same date each month as	to as the

your policy date. If that date is not a valuation date, then	“Monthly

the monthly processing date is the next valuation date.	Anniversary.”

At any time you may choose one investment option from which we will deduct your periodic fees and charges. If you do not choose the investment option or the amount in your chosen investment option is not enough to cover the periodic fees and charges, then your periodic fees and charges are taken from the subaccounts and fixed account in the same proportion that your value in each has to your net policy value.

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Cost of Insurance. The cost of insurance charge is equal to our current monthly cost of insurance rates multiplied by the net amount at risk for each segment of your insurance coverage. The net amount at risk as calculated on each monthly processing date equals the difference between:

  Your current base death benefit, discounted to take into account one month's interest earnings at an assumed 3.00% annual interest rate; and
  Your policy value minus the periodic fees and charges due on that date, other than cost of insurance charges.

Monthly cost of insurance rates are based on the insured person's age at issue, gender, risk class and amount of insurance coverage on the policy date and each date you increase your insurance coverage (a “segment date”) and the policy year. They will not, however, be greater than the guaranteed cost of insurance rates shown in the policy, which are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Tables. We will apply unisex rates where appropriate under the law. This currently includes the state of Montana. The rates that apply to you will be set forth in your policy. See the Periodic Fees and Charges table, page 9, for the minimum and maximum cost of insurance rates and the rates for a representative insured person.

Separate cost of insurance rates apply to each segment of your insurance coverage and your riders. The maximum rates for the initial and each new segment of your insurance coverage will be printed in your policy schedule pages.

The cost of insurance charge varies from month to month because of changes in your net amount at risk, changes in your death benefit and the increasing age of the insured person. The net amount at risk is affected by the same factors that affect your policy value, namely:

  The net premium applied to your policy;
  The fees and charges we deduct;
  Any partial withdrawals you take;
  Interest earnings on the amounts allocated to the fixed account;
  Interest earned on amounts held in the loan account; and
  The investment performance of the funds underlying the subaccounts of the variable account.

We calculate the net amount at risk separately for each segment of your insurance coverage.

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage, including the expected cost of paying death proceeds that may be more than your account value.

Administrative Charge. The monthly administrative charge is $10. The administrative charge helps compensate us for the costs associated with administering the policies.

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Mortality and Expense Risk Charge. During the first ten policy years, the monthly mortality and expense risk charge is 0.075% (0.90% annually) of your variable account value after all other monthly fees and charges are deducted. In policy years 11 through 20, this charge is 0.0083% per month (0.10% annually). After the twentieth policy year, this charge is reduced to zero.

This charge helps compensate us for the mortality and expense risks we assume when we issue a policy. The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and operating the subaccounts of the variable account are greater than we estimated.

Rider Fees and Charges

There may be separate fees and charges if you add any optional rider benefits or exercise certain automatic rider benefits. For more information about rider benefits and the applicable fees and charges, see the Optional Rider Fees and Charges table, beginning on page 10, and the Optional Rider Benefits section, page 39. See also the Transaction Fees and Charges table, beginning on page 8, and the Automatic Rider Benefits section, page 46.

Waiver and Reduction of Fees and Charges

We may waive or reduce any of the fees and charges under the policy, as well as the minimum amount of insurance coverage set forth in this prospectus. Any waiver or reduction will be based on expected economies that result in lower sales, administrative or mortality expenses. For example, we may expect lower expenses in connection with sales to:

  Certain groups or sponsored arrangements (including our employees, certain family members of our employees, our affiliates and our appointed sales agents);
  Corporate purchasers; or
  Our policyholders or the policyholders of our affiliated companies.

Any variation in fees and charges will be based on differences in costs or services and our rules in effect at the time. We may change our rules from time to time, but we will not unfairly discriminate in any waiver or reduction.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the Fund Fees and Expenses table on page 11 of this prospectus, each fund deducts management fees from the amounts allocated to the fund. In addition, each fund deducts other expenses which may include service fees that may be used to compensate service providers, including the company and its affiliates, for administrative and policy owner services provided on behalf of the fund. Furthermore, certain funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

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The company or its U.S. affiliates receive substantial revenue from each of the funds or the funds’ affiliates, although the amount and types of revenue vary with respect to each of the funds offered through the policy. This revenue is one of several factors we consider when determining the policy fees and charges and whether to offer a fund through our policies. Fund revenue is important to the company’s profitability, and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to funds managed by Directed Services LLC or other company affiliates, which funds may or may not also be subadvised by another company affiliate. Assets allocated to funds managed by a company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated funds generate the least amount of revenue. The company expects to make a profit from this revenue to the extent it exceeds the company’s expenses, including the payment of sales compensation to our distributors.

Types of Revenue Received from Affiliated Funds. Affiliated funds are (a) funds managed by Directed Services LLC or other company affiliates, which may or may not also be subadvised by another company affiliate; and (b) funds managed by a company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the company from affiliated funds may include:

  A share of the management fee deducted from fund assets;
  Service fees that are deducted from fund assets;
  For certain share classes, the company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from fund assets; and
  Other revenues that may be based either on an annual percentage of average net assets held in the fund by the company or a percentage of the fund’s management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the company.

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Types of Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant. Revenues received by the company or its affiliates from unaffiliated funds include:

  For certain funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and
  Additional payments for administrative, recordkeeping or other services that we provide to the funds or their affiliates, such as processing purchase and redemption requests, and mailing fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each fund prospectus. These additional payments may be used by us to finance distribution of the policy.

These revenues are received as cash payments, and if the three unaffiliated fund families currently offered through the policy were individually ranked according to the total amount they paid to the company or its affiliates in 2007, that ranking would be as follows:

  Fidelity® Variable Insurance Product Portfolios;
  American Funds Insurance Series; and
  Neuberger Berman AMT Portfolios® .

If the revenues received from affiliated funds were included in this list, payments from Directed Services LLC and other company affiliates would be at the top of the list.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may make fixed dollar payments to help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel, and opportunity to host due diligence meetings for representatives and wholesalers.

Certain funds may be structured as “fund of funds”. These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated funds as well. The fund prospectuses disclose the aggregate annual operating expenses of each portfolio and its corresponding underlying fund or funds. The “fund of funds” available through the policy are identified in the list of funds available through the variable account on page 17.

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Please note that certain management personnel and other employees of the company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See Distribution of the Policy, page 78.

Death Benefits	In the policy

form the

You decide the amount of life insurance protection you	amount of

need, now and in the future. Generally, we require a	insurance

minimum of $150,000 of coverage to issue your policy.	coverage you

We may lower this minimum for certain group,	select is

sponsored or corporate purchasers. The amount of	referred to as

insurance coverage in effect on your policy date is your	the “Face

initial coverage segment.	Amount.”

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. See Important Information About the Term Insurance Rider, page 45.

Changes in the Amount of Your Insurance Coverage

Subject to certain limitations, you may change the amount of your insurance coverage. Changing the amount of your insurance coverage will generally not be allowed until after the first policy year. The change will be effective on the next monthly processing date after we receive your written request or the next monthly processing date after underwriting approval (if required), whichever is later.

There may be underwriting or other requirements that must be met before we will approve a change. After we approve your request to change the amount of insurance coverage under the policy, we will send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

Increases in the amount of your insurance coverage must be at least $5,000 and may be permitted until age 90.

A requested increase in insurance coverage will cause a new coverage segment to be created. A coverage segment or segment is a block of insurance coverage. Once we create a new segment, it is permanent unless law requires differently.

Each new segment will have:

  A new surrender charge;
  New cost of insurance charges, guaranteed and current;
  A new incontestability period;
  A new suicide exclusion period; and
  A new minimum premium.

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In determining the net amount at risk for each coverage segment we allocate the policy value first to the initial segment and any excess to additional segments starting with the first.

You may not decrease the amount of your insurance coverage below $125,000. Decreases in insurance coverage on policies with multiple coverage segments will be made on a pro rata basis.

Decreases in insurance coverage may result in:

  Surrender charges on the amount of the decrease;
  Reduced minimum premium amounts; and
  Reduced cost of insurance charges.

We reserve the right to not approve a requested change in your insurance coverage that would disqualify your policy as life insurance under Section 7702 of the Internal Revenue Code. In addition, we may refuse to approve a requested change in your insurance coverage that would cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code without your prior written acknowledgment accepting your policy as a modified endowment contract. Decreasing the amount of insurance coverage under your policy could cause your policy to be considered a modified endowment contract. If this happens, prior and subsequent distributions from the policy (including loans) may be subject to adverse tax treatment. You should consult a qualified tax adviser before changing your amount of insurance coverage. See Modified Endowment Contracts, page 66.

Death Benefit Qualification Tests

The death benefit proceeds are generally not subject to federal income tax if your policy continues to meet the federal income tax definition of life insurance. Your policy will meet this definition of life insurance provided that it meets the requirements of either the guideline premium test or the cash value accumulation test.

When you apply for a policy you must choose either the guideline premium test or the cash value accumulation test to make sure your policy complies with the Internal Revenue Code's definition of “life insurance.” You cannot change this choice once the policy is issued.

Guideline Premium Test. The guideline premium test requires that premium payments do not exceed certain statutory limits and your death benefit is at least equal to your policy value multiplied by a factor defined by law. The guideline premium test provides for a maximum amount of premium in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The factors for the guideline premium test can be found in Appendix A to this prospectus.

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Certain changes to a policy that uses the guideline premium test may allow the payment of premium in excess of the statutory limits in order to keep the policy from lapsing. In this circumstance, any such excess premium will be allocated to the fixed account in order for the policy to continue to meet the federal income tax definition of life insurance.

Cash Value Accumulation Test. The cash value accumulation test requires a policy's cash surrender value not to exceed the net single premium necessary to fund the policy's future benefits. Under the cash value accumulation test, there is generally no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to policy value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's age, gender and risk class at any point in time, multiplied by the policy value. A description of how the cash value accumulation test factors are determined can be found in Appendix A to this prospectus.

Which Death Benefit Qualification Test to Choose. The guideline premium test limits the amount of premium that may be paid into a policy. If you do not desire to pay premiums in excess of the guideline premium test limitations, you should consider the guideline premium test.

The cash value accumulation test does not limit the amount of premium that may be paid into a policy. If you desire to pay premiums in excess of the guideline premium test limitations you should elect the cash value accumulation test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in policy value will generally be greater under the cash value accumulation test than under the guideline premium test. Required increases in the minimum death benefit will increase the cost of insurance under the policy, thereby reducing the policy value. We may limit the amount of coverage we will issue on the life of the insured person where the cash value accumulation test has been chosen.

Death Benefit Options

There are three death benefit options available under the base policy. You choose the option you want when you apply for the policy, but you may change that choice after the first policy year.

Option 1. Under death benefit Option 1, before age 100 the base death benefit is the greater of the amount of insurance coverage you have selected or your policy value multiplied by the appropriate factor from the definition of life insurance factors described in Appendix A. Under this option your base death benefit will remain level unless your policy value multiplied by the appropriate factor described in Appendix A exceeds the death benefit. In this case, your death benefit will vary as the policy value varies.

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Option 2. Under death benefit Option 2, before age 100
the base death benefit is the greater of the amount of
insurance coverage you have selected plus your policy	In the policy

value or your policy value multiplied by the appropriate	form, death

factor from the definition of life insurance factors	benefit “Option

described in Appendix A. Under this option your base	1” is referred to

death benefit will vary as the policy value varies.	as the “Level

Amount

Option 3. Under death benefit Option 3, before age 100	Option” or

the base death benefit is the greater of the amount of	“Option A”;

insurance coverage you have selected plus premiums paid	death benefit

minus withdrawals taken or your policy value multiplied	“Option 2” is

by the appropriate factor from the definition of life	referred to as

insurance factors described in Appendix A. Under this	the “Variable

option your base death benefit will vary as you pay	Amount

premiums and take withdrawals or if your policy value	Option” or

multiplied by the appropriate factor described in	“Option B”; and

Appendix A exceeds the death benefit.	death benefit

“Option 3” is

After age 100, the base death benefit under all options	referred to as

will generally be the greater of the amount of insurance	the “Face

coverage you have selected plus the amount of coverage,	Amount Plus

if any, under the Term Insurance Rider or your policy	Premium

value multiplied by the appropriate factor described in	Amount

Appendix A. See Full Death Benefit Rider, page 48. If	Option” or

the Full Death Benefit Rider is not available in your state,	“Option C.”
the base death benefit after age 100 under all options is
your policy value.

Which Death Benefit Option to Choose. If you are satisfied with the amount of your existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value and lower cost of insurance charges, you should choose Option 1. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you require a specific death benefit that would include a return of the premium paid, such as under an employer sponsored benefit plan, Option 3 may best meet your needs.

Changing Death Benefit Options. After the first policy year, you may change from death benefit Option 1 to Option 2, from death benefit Option 2 to Option 1 and, currently, from death benefit Option 3 to Options 1 or 2. Changes to death benefit Option 3 are not allowed after your policy is issued. Evidence of insurability is currently not required for death benefit option changes, but we reserve the right to require such evidence in the future.

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Changing your death benefit option may reduce or increase your insurance coverage but will not change the amount of your base death benefit. We may not approve a death benefit option change if it reduces the amount of insurance coverage below the minimum we require to issue your policy. On the effective date of your option change, your insurance coverage will change as follows:

Change From:	Change To:	Insurance Coverage Following the Change:

Option 1	Option 2	· Your insurance coverage before the
change minus your policy value as of the
effective date of the change.

Option 2	Option 1	· Your insurance coverage before the
change plus your policy value as of the
effective date of the change.

Option 3	Option 1	· Your insurance coverage before the
change plus the sum of all premium
payments we have received minus all
partial withdrawals you have taken as of
the effective date of the change.

Option 3	Option 2	· Your insurance coverage before the
change plus the sum of all premium
payments we have received minus all
partial withdrawals you have taken
minus your policy value as of the
effective date of the change.

Your death benefit option change is effective on your next monthly processing date after we approve it.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our Customer Service Center so that we can make this change for you.

If a death benefit option change causes the amount of insurance coverage to change, no new coverage segment(s) is (are) created. Instead, the size of each existing segment(s) is (are) changed. If you change death benefit options, there is no change to the amount of term insurance coverage if you have added the Term Insurance Rider to your policy. See Term Insurance Rider, page 44.

If your death benefit option is changed to Option 1 because you exercised the Overloan Lapse Protection Rider, notwithstanding any other information in this section, your insurance coverage following the change will equal your policy value immediately before the change minus the Overloan Lapse Protection Rider charge with the difference multiplied by the appropriate guideline premium test factor described in Appendix A.

Changing your death benefit option may have tax consequences. You should consult a qualified tax adviser before making changes.

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Death Benefit Proceeds

After the insured person's death, if your policy is in force we pay the death benefit proceeds to the beneficiaries. The beneficiaries are the people you name to receive the death benefit proceeds from your policy. The death benefit proceeds are equal to:

  Your base death benefit; plus
  The amount of any rider benefits; minus
  Any outstanding policy loan and accrued loan interest; minus
  Any outstanding fees and charges incurred before the insured person's death.

The death benefit is calculated as of the insured person's death and will vary depending on the death benefit option you have chosen.

Death Benefit Guarantees

The policy has three death benefit guarantees which provide that the policy will not lapse even if the surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges each month.

In general, the two most significant benefits of the death benefit guarantees are:

  During the early policy years, the surrender value may not be enough to cover the periodic fees and charges due each month, so that the Basic Death Benefit Guarantee may be necessary to avoid lapse of the policy. This occurs when the surrender charge exceeds the policy value in these years. Likewise, if you request an increase in the amount of your insurance coverage, an additional surrender charge will apply for the ten years following the increase, which could create a similar possibility of lapse as exists during the early policy years; and
  To the extent the surrender value declines due to poor investment performance of the funds underlying the subaccounts of the variable account or due to an additional surrender charge after a requested increase in the amount of your insurance coverage, the surrender value or net policy value, as applicable, may not be sufficient even in later policy years to cover the periodic fees and charges due each month. Accordingly, one of the other death benefit guarantees may be necessary in later policy years to avoid lapse of the policy.

Basic Death Benefit Guarantee. The Basic Death Benefit Guarantee is standard on every policy. It provides a guarantee that your policy will not lapse for the lesser of five years or to age 80 (but no less than one year), provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of minimum premium payments to the next monthly processing date. There is no charge for this guarantee.

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You should consider the following factors in relation to the Basic Death Benefit Guarantee:

  The amount of the minimum premium for your policy will be set forth in your policy (see Premium Payments, page 22);
  The minimum premium for your policy is based on monthly rates that vary according to the insured person's gender, risk class and age;
  Even though you may pay less than the minimum premium amount, you may lose the significant protection provided by the Basic Death Benefit Guarantee by doing so;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Basic Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to maintain the Basic Death Benefit Guarantee. This notice will show the amount of premium required to maintain this guarantee. If we do not receive the required premium payment within 61 days from the date of our notice, the Basic Death Benefit Guarantee will terminate.

You may reinstate the Basic Death Benefit Guarantee during the first five policy years, provided that you pay additional premium equal to:

  The sum of the minimum premium due since the policy date, including the minimum premium for the current monthly processing date; minus
  The sum of all premium paid minus any partial withdrawals and loans taken.

The amount necessary to reinstate the Basic Death Benefit Guarantee may exceed the amount needed to create sufficient surrender value to pay any periodic fees and charges due each month.

Extended Death Benefit Guarantee. The Extended Death Benefit Guarantee is an optional rider benefit that was available with new policies until the later of November 24, 2003, or the date the 20-Year Death Benefit Guarantee Rider was approved in your state. There is a separate monthly charge for this guarantee.

See Extended Death Benefit Guarantee Rider, page 41.

20-Year Death Benefit Guarantee. The 20-Year Death Benefit Guarantee is an optional rider that is available with new policies. There is a separate monthly charge for this guarantee. See 20-Year Death Benefit Guarantee Rider, page 41.

Lifetime Death Benefit Guarantee. The Lifetime Death Benefit Guarantee is an optional rider benefit that was available with new policies until the later of November 24, 2003, or the date the Enhanced Lifetime Death Benefit Guarantee Rider was approved in your state. There is no charge for this guarantee. See Lifetime Death Benefit Guarantee Rider, page 42.

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Enhanced Lifetime Death Benefit Guarantee. The Enhanced Lifetime Death Benefit Guarantee is an optional rider benefit that is available with new policies. There is a separate monthly charge for this guarantee. See Enhanced Lifetime Death Benefit Guarantee Rider, page 43.

Additional Insurance Benefits

Your policy may include additional insurance benefits, attached by rider. There are two types of riders:

  Those that provide optional benefits that you must select before they are effective; and
  Those that automatically come with the policy.

The following information does not include all of the terms and conditions of each rider, and you should refer to the rider to fully understand its benefits and limitations. We may offer riders not listed here. Not all riders may be available under your policy. Contact your agent/registered representative for a list of riders and their availability.

Optional Rider Benefits

The following riders may have an additional cost, but you may cancel optional riders at any time. Adding or canceling riders may have tax consequences. See Modified Endowment Contracts, page 66.

Accidental Death Benefit Rider. The Accidental Death Benefit Rider provides an additional insurance benefit if the insured person dies from an accidental injury before age 70. You may apply for this rider when you apply for the base policy or anytime after your policy is issued. The minimum amount of coverage under this rider is $5,000. The maximum amount of coverage is $300,000, but may be less depending on the age of the insured person.

You should consider the following when deciding whether to add the Accidental Death Benefit Rider to your policy:

  Subject to certain limits, you can increase the amount of coverage under this rider after the second policy year;
  You can decrease the amount of coverage under this rider after the second policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's risk class and age;
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider; and
  This rider does not have a surrender charge.

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Additional Insured Rider. The Additional Insured Rider provides level term insurance coverage to age 100 of the insured person on a family member of the insured person. You may apply for this rider only when you apply for the base policy. The minimum amount of coverage under this rider is $100,000.

You should consider the following when deciding whether to add the Additional Insured Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;
  You can decrease the amount of coverage under this rider after the first policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider; and
  This rider does not have a surrender charge.

Additionally, before age 75 you can convert the coverage under this rider to any other whole life policy we offer at the time. No evidence of insurability will be required for the new whole life policy, and the premiums and cost of insurance charges for this new policy will be based on the insured person's age at the time of conversion.

Children's Insurance Rider. The Children's Insurance Rider provides up to $10,000 of term life insurance coverage on the life of each of the insured person's children. You may add this rider when you apply for the base policy or anytime after your policy is issued. The maximum amount of coverage under this rider is $10,000. The minimum amount of coverage under this rider is $1,000.

You should consider the following when deciding whether to add the Children's Insurance Rider to your policy:

  Term coverage under this rider is available to age 25 of each child (or for 25 years from the issue date of this rider, if earlier);
  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  Subject to certain limits you may increase insurance coverage under this rider; and
  Decreases in the amount of insurance coverage under this rider are allowed, but at least six months must elapse between decreases.

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Extended Death Benefit Guarantee Rider. The Extended Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse for the lesser of 20 years or to age 80, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of Extended Death Benefit Guarantee premium payments to the next monthly processing date.

You should consider the following when deciding whether to add the Extended Death Benefit guarantee rider to your policy:

  This rider was available with new policies until the later of November 24, 2003, or the date the 20-Year Death Benefit Guarantee Rider described below was approved in your state;
  The minimum premium required to keep this rider in effect will be set forth in your policy;
  The monthly charge for this rider is deducted beginning on the first monthly processing date even though the Extended Death Benefit Guarantee period begins at the end of the Basic Death Benefit Guarantee period;
  The monthly charge for this rider is equal to $0.005 per $1,000 of insurance coverage (see Optional Rider Fees and Charges table, beginning on page 10);
  This rider may not have been available for certain risk classes;
  This rider could not have been added to a policy with the Lifetime Death Benefit Guarantee Rider;
  You may terminate this rider at any time during the guarantee period upon written notice to us;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force. This notice will show the amount of premium required to maintain this rider benefit. If we do not receive the required premium payment within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

20-Year Death Benefit Guarantee Rider. The 20-Year Death Benefit Guarantee Rider provides a guarantee that your policy and any Term Insurance Rider coverage will not lapse for 20 years from your policy date, provided:

Your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of the 20-Year Death Benefit Guarantee premium payments to the next monthly processing date; and

Your net policy value meets one of the following diversification requirements:

Your net policy value is allocated to at least five investment options with no more than 35% invested in any one investment option; or

At least 65% of your net policy value is allocated to one or more of the ING Lifestyle portfolios.

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You should consider the following when deciding whether to add the 20-Year Death Benefit Guarantee Rider to your policy:

  You may add this rider only when you apply for the base policy;
  The 20-Year Death Benefit Guarantee period begins on the policy date;
  The minimum premium required to keep this rider in effect will be set forth in your policy and be based on monthly rates that vary according to the insured person's gender, risk class and age;
  There is a monthly charge for this rider during the death benefit guarantee period. This charge is based on a rate which varies depending on the issue age of the insured person (see Optional Rider Fees and Charges table, beginning on page 10). Each month the charge for this rider will be determined by dividing the amount of rider benefit by 1,000 and multiplying the result by the rate set forth in your policy. The rider benefit equals the amount of your basic insurance coverage plus the amount of Term Insurance Rider coverage, if any, minus your policy value;
  Transfers between investment options which are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers which we may impose (see Transfers, page 54).
  This rider covers only continuation of the base policy and Term Insurance Rider, if any. If your policy and any Term Insurance Rider are kept in force because of the guarantee under this rider, coverage under all other riders will terminate;
  This rider may not be available for certain risk classes;
  This rider cannot be added to a policy with death benefit Option 3 or the Enhanced Lifetime Death Benefit Guarantee Rider;
  You may terminate this rider at any time during the guarantee period upon written notice to us;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force or your policy is not sufficiently diversified. This notice will show the amount of premium required to maintain this rider benefit and, if applicable, explain the diversification requirement. If we do not receive the required premium payment or you do not adequately diversify your policy within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

Lifetime Death Benefit Guarantee Rider. The Lifetime Death Benefit Guarantee Rider provides a guarantee that your policy will not lapse during your lifetime, provided your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of Lifetime Death Benefit Guarantee premium payments to the next monthly processing date. There is no charge for this rider.

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Consider the following in relation to the Lifetime Death Benefit Guarantee Rider:

  This rider was available with new policies until the later of November 24, 2003, or the date the Enhanced Lifetime Death Benefit Guarantee Rider described below was approved in your state;
  The Lifetime Death Benefit Guarantee period begins at the end of the Basic Death Benefit Guarantee period;
  The minimum premium required to keep this rider in effect will be set forth in your policy;
  This rider could not have been added to a policy with the Extended Death Benefit Guarantee Rider;
  You may terminate this rider at any time during the guarantee period upon written notice to us;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if this rider terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force. This notice will show the amount of premium required to maintain this rider benefit. If we do not receive the required premium payment within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

Enhanced Lifetime Death Benefit Guarantee Rider. The Enhanced Lifetime Death Benefit Guarantee Rider provides a guarantee that your policy and any Term Insurance Rider coverage will not lapse during your lifetime, provided:

Your cumulative premium payments, minus any partial withdrawals or loans, are at least equal to the sum of the Enhanced Lifetime Death Benefit Guarantee premium payments to the next monthly processing date; and

Your net policy value meets one of the following diversification requirements:

Your net policy value is allocated to at least five investment options with no more than 35% invested in any one investment option; or

At least 65% of your net policy value is allocated to one or more of the ING Lifestyle portfolios.

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You should consider the following when deciding whether to add the Enhanced Lifetime Death Benefit Guarantee Rider to your policy:

  You may add this rider only when you apply for the base policy;
  The Enhanced Lifetime Death Benefit Guarantee period begins on the policy date;
  The minimum premium required to keep this rider in effect will be set forth in your policy and be based on monthly rates that vary according to the insured person's gender, risk class and age;
  There is a monthly charge for this rider. This charge is based on a rate that varies depending on the issue age of the insured person (see Optional Rider Fees and Charges table, beginning on page 10). Each month the charge for this rider will be determined by dividing the amount of rider benefit by 1,000 and multiplying the result by the rate set forth in your policy. The rider benefit equals the amount of your basic insurance coverage plus the amount of Term Insurance Rider coverage, if any, minus your policy value;
  Transfers between investment options that are made in response to our notice to you that your policy is not sufficiently diversified will not count as transfers for purposes of any limits or restrictions on transfers that we may impose (see Transfers, page 54);
  This rider covers only continuation of the base policy and Term Insurance Rider, if any. If your policy and any Term Insurance Rider are kept in force because of the guarantee under this rider, coverage under all other riders will terminate;
  This rider cannot be added to a policy with death benefit Option 3 or the 20- Year Death Benefit Guarantee Rider;
  You may terminate this rider at any time during the guarantee period upon written notice to us;
  A loan may cause the termination of this guarantee because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the guarantee in effect; and
  Even if the Enhanced Lifetime Death Benefit Guarantee terminates, your policy will not necessarily lapse (see Lapse, page 62).

We will notify you if on any monthly processing date you have not paid enough premium to keep this rider in force or your policy is not sufficiently diversified. This notice will show the amount of premium required to maintain this rider benefit and, if applicable, explain the diversification requirement. If we do not receive the required premium payment or you do not adequately diversify your policy by within 61 days from the date of our notice, this rider will terminate. If this rider terminates, it cannot be reinstated.

Term Insurance Rider. The Term Insurance Rider provides level term insurance for the life of the insured person. You may apply for this rider only when you apply for the base policy. The minimum amount of coverage under this rider is $100,000.

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You should consider the following when deciding whether to add the Term Insurance Rider to your policy:

  You cannot increase the amount of coverage under this rider after issue;
  You can decrease the amount of coverage under this rider after the first policy year;
  The minimum premium for this rider is based on monthly rates that vary according to the insured person's gender, risk class and age;
  The current cost of insurance rates for this rider will generally be less than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10);
  The policy's periodic fees and charges do not apply to coverage under this rider;
  This rider does not have a surrender charge; and
  You cannot have this rider together with the Extended Death Benefit Guarantee Rider on the same policy.

Additionally, you can transfer your coverage under this rider to your base policy without evidence of insurability anytime your base death benefit is greater than your policy value multiplied by the appropriate factor described in Appendix A. Cost of insurance rates for this new coverage segment will be the same as the cost of insurance rates for the initial coverage segment. Neither surrender charges nor periodic fees and charges will apply to this new coverage segment of the base policy.

Important Information about the Term Insurance Rider

It may be to your economic advantage to include part of your insurance coverage under the Term Insurance Rider. Working with your agent, consider the following factors when deciding whether to include coverage under the Term Insurance Rider and in what proportion to the total amount of coverage under your policy.

Cost of Insurance and Other Fees and Charges. The cost of insurance rates and other fees and charges affect the value of your policy. The lower the cost of insurance and other fees and charges, the greater the policy's cash value. Accordingly, please be aware that:

  The current cost of insurance rates for coverage under the Term Insurance Rider are generally less than the current cost of insurance rates for coverage under the base policy;
  The guaranteed maximum cost of insurance rates for coverage under the Term Insurance Rider are generally more than the guaranteed maximum cost of insurance rates for coverage under the base policy; and
  Some policy fees and charges that apply to coverage under the base policy may not apply to coverage under the Term Insurance Rider.

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Features and Benefits. Certain features and benefits are limited or unavailable if you have Term Insurance Rider coverage, including:

  Death Benefit Guarantees; and
  Cost of Living Rider Benefits.

Compensation. We generally pay more compensation to your agent on premiums paid for coverage under the base policy than we do on premiums paid for coverage under the Term Insurance Rider. See Distribution of the Policy, page 78.

With these factors in mind, you should discuss with your agent how the use of the Term Insurance Rider will affect the costs, benefits, features and performance of your policy. You should also review illustrations based on different combinations of base policy and Term Insurance Rider coverage so that you can decide what combination best meets your needs. The foregoing discussion does not contain all of the terms and conditions or limitations of coverage under the base policy or the Term Insurance Rider, and you should read them carefully to fully understand their benefits and limitations.

Waiver of Monthly Deduction Rider. Subject to certain limits, the Waiver of Monthly Deduction Rider provides that the policy's periodic fees and charges are waived while the insured person is totally disabled according to the terms of the rider. You may add this rider when you apply for the base policy or anytime after your policy is issued, but it may not be added after the insured person reaches age 55.

You should consider the following when deciding whether to add the Waiver of Monthly Deduction Rider to your policy:

  The current cost of insurance rates for this rider are different than those for the base policy (see Optional Rider Fees and Charges table, beginning on page 10); and
  If death benefit Option 1 is in effect at the end of the first six months of total disability, your death benefit option will automatically be changed to Option 2. There will be no automatic change if Option 3 is in effect at the end of the first six months of total disability.

Automatic Rider Benefits

The following rider benefits may come with your policy automatically, depending on your age and/or risk class. There may be an additional charge if you choose to exercise any of these rider benefits, and exercising the benefits may have tax consequences. See Rider Fees and Charges, page 29.

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Accelerated Death Benefit Rider. Under certain circumstances, the Accelerated Death Benefit Rider allows you to accelerate payment of the eligible death benefit that we otherwise would pay upon the insured person's death. Generally, we will provide an accelerated benefit under this rider if the insured person has a terminal illness that will result in his or her death within 12 months, as certified by a physician. The accelerated benefit may not be more than 50% of the amount that would be payable at the death of the insured person, and the accelerated benefit will first be used to pay off any outstanding policy loans and interest due. The remainder of the accelerated benefit will be paid to you in a lump sum.

Consider the following when deciding whether to accelerate the death benefit under this rider:

  We assess an administrative charge of up to $300 when we pay the accelerated benefit (see Transaction Fees and Charges table, beginning on page 8);
  When we pay the accelerated benefit, we establish a lien against your policy equal to the amount of the accelerated benefit, plus the amount of the administrative charge, plus interest on the lien;
  Any subsequent death benefit proceeds payable under the policy will first be used to repay the lien;
  Withdrawals, loans and any other access to the policy value will be reduced by the amount of the lien;
  Accelerating the death benefit will not affect the amount of premium payable on the policy and any premiums required to keep the policy in force that are not paid by you will be added to the lien; and
  There may be tax consequences to requesting payment under this rider, and you should consult with a qualified tax adviser for further information.

Certain limitations and restrictions are described in the rider. Additionally, the benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Cost of Living Rider. The Cost of Living Rider provides optional increases in the amount of base insurance coverage on the life of the insured person every two years without evidence of insurability. Increases are based on increases in the cost of living as measured by the Consumer Price Index.

You should consider the following when deciding whether to accept a cost of living adjustment to your policy:

  On each date the amount of insurance increases under this rider, the periodic fees and charges under the policy will increase to account for the increased costs of insurance and the increased Waiver of Monthly Deduction Rider benefit, if applicable;
  The minimum premium for the death benefit guarantees will increase, unless otherwise directed, on each date the amount of insurance increases under this rider; and
  If you choose not to accept a cost of living adjustment, this rider will automatically terminate as to future increases.

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Full Death Benefit Rider. Under the Full Death Benefit Rider your policy will automatically continue beyond the policy anniversary nearest the insured person's 100th birthday. However, on that date we will:

Change death benefit Option 2 and Option 3 to death Benefit Option 1, if applicable;

Change the death benefit under Option 1 to an amount equal to the greater of:

Your requested amount of insurance coverage in effect at that time plus the amount of coverage, if any, under the Term Insurance Rider; or

Your policy value multiplied by the appropriate factor described in Appendix A.

Transfer your variable account value to the fixed account;

Terminate dollar cost averaging and automatic rebalancing programs; and

Terminate all other riders.

Thereafter, insurance coverage under your policy will continue until the death of the insured person, unless the policy lapses or is surrendered. However, after that date:

  You may not make transfers from the fixed account to the subaccounts of the variable account;
  You may not make any further premium payments; and
  We will not deduct any further monthly cost of insurance charges.

There is no charge for this rider. This rider may not be available in all states. Contact your agent/registered representative or our Customer Service Center to find out if this rider is available in your state.

The tax consequences of coverage continuing after the insured person reaches age 100 are uncertain. You should consult a qualified tax adviser as to those consequences. See Continuation of a Policy, page 68.

Overloan Lapse Protection Rider. The Overloan Lapse Protection Rider is a benefit which guarantees that your policy will not lapse even if your surrender value or net policy value, as applicable, is not enough to pay the periodic fees and charges when due. This rider may help you keep your policy in force and avoid tax consequences resulting from your policy lapsing with a loan outstanding. See Distributions Other than Death Benefits, page 66.

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You may exercise this rider by written request if all of the following conditions are met:

  You elected to have your policy meet the requirements of the guideline premium test (see Death Benefit Qualification Tests, page 33);
  At least 15 years have elapsed since your policy date;
  You are at least age 75;
  Your loan account value is equal to or greater than the amount of insurance coverage selected under the base policy plus the amount of Term Insurance Rider coverage, if any;
  Your loan account value less any unearned loan interest does not exceed your policy value less the transaction charge for this rider (see Loan Account Value, page 52; see also Loan Interest, page 52);
  Exercise of this rider does not cause your policy to become a modified endowment contract under Section 7702A of the Internal Revenue Code (see Modified Endowment Contracts, page 66); and
  Exercise of this rider does not cause your policy to violate the statutory premium limits allowed under the guideline premium test (see Guideline Premium Test, page 33.

We will notify you if you meet all of these conditions and explain the consequences of choosing to exercise this rider.

You should consider the following consequences when deciding whether to exercise the Overloan Lapse Protection Rider:

On the monthly processing date on or next following the date we receive your request to exercise this rider:

We will assess a one time transaction charge. This charge equals 3.50% of your policy value (see Transaction Fees and Charges table, beginning on page 8);

If another death benefit option is in effect, the death benefit option will automatically be changed to death benefit Option 1 (see Death Benefit Options, page 34);

The amount of insurance coverage after exercise of this rider will equal your policy value (less the transaction charge) multiplied by the appropriate guideline premium test factor described in Appendix A;

Amounts allocated to the subaccounts of the variable account will be transferred to the fixed account; and

All optional benefit riders will be terminated.

Insurance coverage under your policy will continue in force, subject to the following limitations and restrictions:

We will continue to deduct monthly periodic fees and charges;

You may not make any further premium payments;

Any unpaid loan interest will be added to your loan account balance;

You may not make any future transfers from the fixed account to the subaccounts of the variable account;

You may not add any additional benefits by rider in the future; and

You may not increase or decrease the amount of insurance coverage, change the death benefit option or make any partial withdrawals.

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This benefit may vary by state. You should consult your agent/registered representative as to whether and to what extent the rider is available in your particular state and on any particular policy.

Policy Value

Your policy value equals the sum of your fixed account,	In the policy

variable account and loan account values. Your policy	form the

value reflects:	“policy value”

· The net premium applied to your policy;	is referred to as

· The fees and charges that we deduct;	the

· Any partial withdrawals you take;	“Accumulation

· Interest earned on amounts allocated to the fixed	Value,” the

account;	“fixed account

· The investment performance of the funds underlying	value” is

the subaccounts of the variable account; and	referred to as

· Interest earned on amounts held in the loan account.	the “Fixed

Accumulation

Fixed Account Value	Value,” and the

“variable

Your fixed account value equals the net premium you	account value”

allocate to the fixed account, plus interest earned, minus	is referred to as

amounts you transfer out or withdraw. It may be reduced	the “Variable

by fees and charges assessed against your policy value.	Accumulation

See The Fixed Account, page 20.	Value.”

Variable Account Value

Your variable account value equals your policy value attributable to amounts invested in the subaccounts of the variable account.

Determining Values in the Subaccounts. The value of the amount invested in each subaccount is measured by accumulation units and accumulation unit values. The value of each subaccount is the accumulation unit value for that subaccount multiplied by the number of accumulation units you own in that subaccount. Each subaccount has a different accumulation unit value.

The accumulation unit value is the value determined on each valuation date. The accumulation unit value of each subaccount varies with the investment performance of its underlying fund. It reflects:

  Investment income;
  Realized and unrealized gains and losses;
  Fund expenses (including fund redemption fees, if applicable); and
  Taxes, if any.

A valuation date is a date on which a fund values its shares and the New York Stock Exchange is open for business, except for days on which valuations are suspended by the SEC. Each valuation date ends at 4:00 p.m. Eastern time. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

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You purchase accumulation units when you allocate premium or make transfers to a subaccount, including transfers from the loan account.

We redeem accumulation units:

  When amounts are transferred from a subaccount (including transfers to the loan account);
  For the monthly deduction of the periodic fees and charges from your variable account value;
  For policy transaction fees;
  When you take a partial withdrawal;
  If you surrender your policy; and
  To pay the death benefit proceeds.

To calculate the number of accumulation units purchased or sold we divide the dollar amount of your transaction by the accumulation unit value for the subaccount calculated at the close of business on the valuation date of the transaction.

The date of a transaction is the date we receive your premium or transaction request at our Customer Service Center, so long as the date of receipt is a valuation date. We use the accumulation unit value that is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We deduct the periodic fees and charges each month from your variable account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the subaccounts goes up or down depending on the investment performance of the corresponding funds. There is no guaranteed minimum value of amounts invested in the subaccounts of the variable account.

How We Calculate Accumulation Unit Values. We determine the accumulation unit value for each subaccount on each valuation date.

We generally set the accumulation unit value for a subaccount at $10 when the subaccount is first opened. After that, the accumulation unit value on any valuation date is:

  The accumulation unit value for the preceding valuation date; multiplied by
  The subaccount's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date. We reserve the right to revise the definition of valuation date as needed in accordance with applicable federal securities laws and regulations.

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We calculate an accumulation experience factor for each subaccount every valuation date as follows:

  We take the net asset value of the underlying fund shares as reported to us by the fund managers as of the close of business on that valuation date;
  We add dividends or capital gain distributions declared and reinvested by the fund during the current valuation period;
  We subtract a charge for taxes, if applicable; and
  We divide the resulting amount by the net asset value of the shares of the underlying fund at the close of business on the previous valuation date.
Loan Account Value

When you take a loan from your policy we transfer your
loan amount to the loan account as collateral for your
loan. Your loan amount includes interest payable in	In the policy

advance to the next policy anniversary. The loan account	form the “loan

is part of our general account and we charge interest on	account value”

amounts held in the loan account. Your loan account	is referred to as

value is equal to your outstanding loan amount plus any	the “Loan

interest credited on the loan account value. See Loans,	Amount.”
page 52.

Special Features and Benefits

Loans

You may borrow money from us using your policy as collateral for the loan. We reserve the right to limit borrowing during the first policy year. Unless state law requires otherwise, a new loan amount must be at least $500, and the amount you may borrow is limited to 90% of the surrender value of your policy.

When you take a loan, we transfer an amount equal to your loan to the loan account. The loan account is part of our general account specifically designed to hold collateral for policy loans and interest.

Your loan request must be directed to our Customer Service Center. When you request a loan you may specify the investment options from which the loan collateral will be taken. If you do not specify the investment options, the loan collateral will be taken proportionately from each active investment option you have, including the fixed account.

If you request an additional loan, we add the new loan amount to your existing loan. This way, there is only one loan outstanding on your policy at any time.

Loan Interest. We credit amounts held in the loan account with interest at an annual rate of 3.00% .. Interest we credit is allocated to the subaccounts and fixed account in the same proportion as your current premium allocation unless you tell us otherwise.

We also charge interest on loans. The annual interest rate charged is currently 4.76% .

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After the tenth policy year, the annual interest rate that we charge will be reduced to 2.91% (guaranteed not to exceed 3.38%) for that portion of the loan amount that is not greater than:

  Your variable account value plus your fixed account value; minus
  The sum of all premiums paid minus all partial withdrawals.

Loans with this reduced interest rate are preferred loans. This reduced interest rate may change at any time but is guaranteed not to exceed 3.38% .

Interest is payable in advance at the time you take any loan (for the rest of the policy year) and at the beginning of each policy year thereafter (for the entire policy year). If you do not pay the interest when it is due, we add it to your loan account balance.

We will refund to you any interest we have not earned if:

  Your policy lapses;
  You surrender your policy; or
  You repay your loan.

Loan Repayment. You may repay your loan at any time. However, unless you tell us otherwise we will treat amounts received as premium payments and not loan repayments. You must tell us if you want a premium payment to go towards repaying your loan.

When you make a loan repayment, we transfer an amount equal to your payment from the loan account to the subaccounts and fixed account in the same proportion as your current premium allocation, unless you tell us otherwise.

Effects of a Policy Loan. Using your policy as collateral for a loan will effect your policy in various ways. You should carefully consider the following before taking a policy loan:

  If you do not make loan repayments your policy could lapse because your surrender value or net policy value, as applicable, may not be enough to pay your fees and charges each month;
  A loan may cause the termination of the death benefit guarantees because we deduct your loan amount from cumulative premiums paid when calculating whether you have paid sufficient premiums to keep the death benefit guarantee in effect;
  Taking a loan reduces your opportunity to participate in the investment performance of the subaccounts and the interest guarantees of the fixed account;
  Accruing loan interest will change your policy value as compared to what it would have been if you did not take a loan;
  Even if you repay your loan, it will have a permanent effect on your policy value;
  If you do not repay your loan we will deduct any outstanding loan amount from amounts payable under the policy; and
  Loans may have tax consequences and if your policy lapses with a loan outstanding, you may have further tax consequences. See Distributions Other than Death Benefits, page 66.

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Transfers

You currently may make an unlimited number of transfers of your variable account value between the subaccounts and to the fixed account. Transfers are subject to any conditions or limits that we or the funds whose shares are involved may impose, including:

  You may generally not make transfers until after the fifteenth day following your policy date (see Allocation of Net Premium, page 23);
  We reserve the right to limit you to 12 transfers each policy year;
  Although we currently do not impose a charge for transfers, we reserve the right to charge up to $25 for each transfer; and
  We may impose the transfer charge, limit the number of transfers each policy year, restrict or refuse transfers because of frequent or disruptive transfers, as described below.

Any conditions or limits we impose on transfers between the subaccounts or to the fixed account will generally apply equally to all policy owners. However, we may impose different conditions or limits on policy owners or third parties acting on behalf of policy owners, such as market timing services who violate our excessive trading policy. See Limits on Frequent or Disruptive Transfers, page 56.

Transfers from the fixed account to the subaccounts of the variable account are subject to the following additional restrictions:

  Only one transfer is permitted each policy year, and you may only make this transfer within 30 days of the anniversary of your policy date;
  You may only transfer up to 50% of your fixed account value unless the balance, after the transfer, would be less than $1,000 in which event you may transfer your full fixed account value; and
  Your transfer must be at least the lesser of $500 or your total fixed account value.

We reserve the right to liberalize these restrictions on transfers from the fixed account, depending on market conditions. Any such liberalization will generally apply equally to all policy owners. However, we may impose different restrictions on third parties acting on behalf of policy owners, such as market timing services.

We process all transfers and determine all values in connection with transfers on the valuation date we receive your request, except as described below for the dollar cost averaging or automatic rebalancing programs.

Dollar Cost Averaging. Anytime your net policy value is at least $5,000 you may elect dollar cost averaging.

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Dollar cost averaging is a long-term investment program through which you direct us to automatically transfer at regular intervals a specific dollar amount from any of the subaccounts to one or more of the other subaccounts or to the fixed account. We do not permit transfers from the fixed account under this program. You may request that the dollar cost averaging transfers occur on a monthly, quarterly, semi-annual or annual basis. You may discontinue this program at any time. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

This systematic plan of transferring policy values is intended to help reduce the risk of investing too much when the price of a fund's shares is high. It also helps reduce the risk of investing too little when the price of a fund's shares is low. Because you transfer the same dollar amount to the subaccounts each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high.

Dollar cost averaging does not assure a profit nor does it protect you against a loss in a declining market.

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate if:

  We receive a request to begin an automatic rebalancing program;
  The policy is in the grace period on any date when dollar cost averaging transfers are scheduled; or
  The specified transfer amount from any subaccount is more than the variable account value in that subaccount.

Automatic Rebalancing. Anytime your net policy value is at least $10,000 you may elect automatic rebalancing.

Automatic rebalancing is a program for simplifying the process of asset allocation and maintaining a consistent allocation of your variable and fixed account values among your chosen investment options. Although we currently do not charge for this feature, we reserve the right to impose a charge in the future.

If you elect automatic rebalancing, we periodically transfer amounts among the investment options to match the asset allocation percentages you have chosen. This action rebalances the amounts in the investment options that do not match your set allocation percentages. This mismatch can happen if an investment option outperforms another investment option over the time period between automatic rebalancing transfers.

Automatic rebalancing does not assure a profit nor does it protect you against a loss in a declining market.

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You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if:

  We receive a request to transfer policy values among the investment options;
  We receive a request to begin a dollar cost averaging program;
  The policy is in the grace period on any date when automatic rebalancing transfers are scheduled; or
  The sum of your variable and fixed account values is less than $7,500 on any date when automatic rebalancing transfers are scheduled.

Limits on Frequent or Disruptive Transfers

The policy is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

  Increased trading and transaction costs;
  Forced and unplanned portfolio turnover;
  Lost opportunity costs; and
  Large asset swings that decrease the fund’s ability to provide maximum investment return to all policy owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase the policy.

Excessive Trading Policy. We and the other members of the ING family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

  Meets or exceeds our current definition of Excessive Trading, as defined below; or
  Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:

  More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or
  Six round-trips involving the same fund within a rolling twelve month period.

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The following transactions are excluded when determining whether trading activity is excessive:

  Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);
  Transfers associated with scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
  Purchases and sales of fund shares in the amount of $5,000 or less;
  Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
  Transactions initiated by us, another member of the ING family of companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter (once per year) warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (VRU), telephone calls to the ING Customer Service Center or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

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Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

Except as noted below with respect to Paul M. Prusky, we do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of policy owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all policy owners or, as applicable, to all policy owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Since late 2003, we have been engaged in litigation with Paul M. Prusky (“Prusky”), and others, regarding a 1998 agreement between Prusky and ReliaStar. Under the agreement, Prusky, through a profit-sharing plan, engaged in frequent electronic trading between subaccounts available through certain ReliaStar variable life insurance policies (“market timing”). Beginning in late 2003, ReliaStar refused to accept electronic trading instructions from Prusky because of violations of our Excessive Trading Policy.

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On January 5, 2007, the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”) ordered ReliaStar to accept and effect Prusky’s subaccount transfer instructions electronically “without limitation as to the number of transfer instructions so long as those transfers are not explicitly barred by a specific condition imposed by the fund in which the subaccount is invested.” (Order Granting in Part Summary Judgment, Paul M. Prusky, et al. v. ReliaStar Life Insurance Company, Civil Action No. 03-6196, Jan. 5, 2007, and Order Denying Defendant’s Motion for Clarification, dated January 12, 2007 (“Order”)). In light of the Order, we must accept and effect Prusky’s electronic transfer instructions.

When issuing the Order, the Federal Court did state that we could enforce conditions and/or restrictions on trading imposed by the funds in which the ReliaStar subaccounts invest. (Memorandum Accompanying the Order, at pp. 9-10.) We will enforce all such fund-imposed conditions and/or restrictions consistent with the Order and the judgment of the Federal Court in a related matter.

Prusky’s ReliaStar policies include subaccounts which invest in all the same funds as are available through this policy. The prospectus for each fund describes restrictions imposed by the fund to prevent or minimize frequent trading.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the ING family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the policy. Policy owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding policy owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about policy owner transactions, this information may include personal policy owner information, including names and social security numbers or other tax identification numbers.

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As a result of this information sharing, a fund company may direct us to restrict a policy owner’s transactions if the fund determines that the policy owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or policy value to the fund or all funds within the fund family.

Conversion to a Guaranteed Policy

During the first two policy years and the first two years after an increase in the amount of your insurance coverage, you may permanently convert your policy or the requested increase in insurance coverage to a guaranteed policy, unless state law requires differently. If you elect to make this change, unless state law requires that we issue to you a new guaranteed policy, we will permanently transfer the amounts you have invested in the subaccounts of the variable account to the fixed account and allocate all future net premium to the fixed account. After you exercise this right you may not allocate future premium payments or make transfers to the subaccounts of the variable account. We do not charge for this change. Contact our Customer Service Center or your agent/registered representative for information about the conversion rights available in your state.

Partial Withdrawals

Beginning in the second policy year you may withdraw part of your policy's surrender value. Only one partial withdrawal is currently allowed each policy year during policy years two through ten and 12 each policy year thereafter. In policy years two through ten you may not withdraw more than 20% of your surrender value.

We currently charge $10 for each partial withdrawal, but we reserve the right to charge up to the lesser of 2.00% of the amount withdrawn or $25 for each partial withdrawal. See Partial Withdrawal Fee, page 26.

Unless you specify a different allocation, we will take partial withdrawals from the fixed account and the subaccounts of the variable account in the same proportion that your value in each has to your net policy value on the monthly processing date. We will determine these proportions at the end of the valuation period during which we receive your partial withdrawal request.

Unless you request otherwise, proceeds from a partial withdrawal generally will be paid into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 74.

Effects of a Partial Withdrawal. We will reduce the policy value by the amount of a partial withdrawal. We will also reduce the death benefit by the amount of a partial withdrawal, or, if the death benefit is based on a factor from the definition of life insurance factors described in Appendix A, by an amount equal to the factor multiplied by the amount of the partial withdrawal. A partial withdrawal may also cause the termination of the death benefit guarantees because we deduct the amount of the partial withdrawal from the total premiums paid when calculating whether you have paid sufficient premiums in order to maintain the death benefit guarantees.

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If death benefit Option 1 is in effect, we will decrease the amount of insurance coverage by the amount of a partial withdrawal. Decreases in insurance coverage on policies with multiple coverage segments will be made on a pro rata basis.

Therefore, partial withdrawals may affect the way in which the cost of insurance is calculated and the amount of pure insurance protection under the policy. See Cost of Insurance, page 28.

If death benefit Option 2 or Option 3 is in effect, a partial withdrawal will not affect the amount of insurance coverage.

We will not allow a partial withdrawal if the amount of insurance coverage after the withdrawal would be less than $125,000.

A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. See Tax Status of the Policy, page 64.

Paid-Up Life Insurance

You may elect, at any time before the insured person's age 100, to apply the surrender value to purchase fixed paid up life insurance. The amount by which any paid up insurance will exceed the surrender value cannot be greater than the amount by which the death benefit exceeds the policy value. Any surrender value not used to purchase paid-up life insurance will be paid to you in cash and treated as a partial distribution for federal income tax purposes.

If you elect to continue your policy as fixed paid-up life insurance:

  The surrender value is transferred to the fixed account;
  You cannot pay additional premiums;
  You cannot take any partial withdrawals; and
  We will not deduct any further periodic fees and charges.

Applying your policy's surrender value to purchase paid up insurance may have tax consequences. See Tax Status of the Policy, page 64.

Termination of Coverage

Your insurance coverage will continue under the policy until you surrender your policy or it lapses.

In the policy

Surrender	form the

“surrender

You may surrender your policy for its surrender value	value” is

any time after the free look period while the insured	referred to as

person is alive. Your surrender value is your policy	the “Cash

value minus any surrender charge, loan amount and	Surrender

unpaid fees and charges.	Value.”

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You may take your surrender value in other than one payment.

We compute your surrender value as of the valuation date we receive your written surrender request and policy at our Customer Service Center. All insurance coverage ends on the date we receive your surrender request and policy.

Unless you request otherwise, we will deposit your surrender value into an interest bearing account that you can access, without penalty, through a checkbook feature. See Transaction Processing, page 74.

Surrender of your policy may have adverse tax consequences. See Distributions Other than Death Benefits, page 66.

Lapse

Your policy will not lapse and your insurance coverage under the policy will continue if on any monthly processing date:

  A death benefit guarantee is in effect; or
  Your surrender value or net policy value, as applicable, is enough to pay the periodic fees and charges when due.

Grace Period. If on a monthly processing date you do not meet either of these conditions, your policy will enter the 61-day grace period during which you must make a sufficient premium payment to avoid having your policy lapse and insurance coverage terminate.

We will notify you that your policy is in a grace period at least 30 days before it ends. We will send this notice to you (and a person to whom you have assigned your policy) at your last known address in our records. We will notify you of the premium payment necessary to prevent your policy from lapsing. This amount generally equals the past due charges, plus the estimated periodic fees and charges and charges of any optional rider benefits for the next two months. If we receive payment of the required amount before the end of the grace period, we apply it to your policy in the same manner as your other premium payments, and then we deduct the overdue amounts from your policy value.

If you do not pay the full amount within the 61-day grace period, your policy and its riders will lapse without value. We withdraw your remaining variable and fixed account values, deduct amounts you owe us and inform you that your coverage has ended.

If the insured person dies during the grace period, we do pay death benefit proceeds to your beneficiaries with reductions for your loan amount and periodic fees and charges owed.

During the early policy years your surrender value will generally not be enough to cover the periodic fees and charges each month, and you will generally need to pay at least the minimum premium amount (to maintain the Basic Death Benefit Guarantee) for the policy not to lapse.

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If your policy lapses, any distribution of policy value may be subject to current taxation. See Distributions Other than Death Benefits, page 66.

Reinstatement

Reinstatement means putting a lapsed policy back in force. You may reinstate a lapsed policy by written request any time within five years after it has lapsed. A policy that was surrendered may not be reinstated.

To reinstate the policy and any available riders, you must submit evidence of insurability satisfactory to us and pay a premium large enough to keep the policy and any rider benefits in force for at least two months. If you had a policy loan existing when coverage lapsed, unless directed otherwise we will reinstate it with accrued loan interest to the date of the lapse.

A lapsed Basic Death Benefit Guarantee cannot be reinstated after the fifth policy year. Lapsed optional death benefit guarantee riders cannot be reinstated.

A policy that lapses during a seven pay testing period and is reinstated more than 90 days after lapsing may be classified as a modified endowment contract for tax purposes. In general, a seven pay testing period is the first seven policy years and the first seven years after certain changes to your policy. You should consult with a qualified adviser to determine whether reinstating a lapsed policy will cause it to be classified as a modified endowment contract. See Modified Endowment Contracts, page 66.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

The following discussion generally assumes that the policy will qualify as a life insurance contract for federal tax purposes.

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Tax Status of the Company

We are taxed as a life insurance company under the Internal Revenue Code. The variable account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company,” but is taxed as part of the company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the variable account before being used by the company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the variable account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the variable account, then we may impose a charge against the variable account (with respect to some or all of the policies) to set aside provisions to pay such taxes.

Tax Status of the Policy

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements that are set forth in Section 7702 of the Internal Revenue Code. Specifically, the policy must meet the requirements of either the cash value accumulation test or the guideline premium test. See Death Benefit Qualification Tests, page 33. If your variable life policy does not satisfy one of these two alternate tests, it will not be treated as life insurance under Internal Revenue Code 7702. You would then be subject to federal income tax on your policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so. See Tax Treatment of Policy Death Benefits, page 65. If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy is allocated based on your premium allocation in effect when we received the premium to be refunded.

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Diversification and Investor Control Requirements

In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires investments within a separate account, such as our variable account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount's corresponding fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the variable account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the variable account assets, or to otherwise qualify your policy for favorable tax treatment.

Tax Treatment of Policy Death Benefits

The death benefit, or an accelerated death benefit, under a policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal, state and local transfer, estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A qualified tax adviser should be consulted about these consequences.

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Distributions Other than Death Benefits

Generally, the policy owner will not be taxed on any of the policy value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a “modified endowment contract.”

Modified Endowment Contracts

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts” and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued, such as reduction or increase in benefits or policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the policy must be tested. A current or prospective policy owner should consult with a qualified adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, taxable as ordinary income.
  Amounts will be treated as tax-free recovery of the policy owner's investmentin the policy only after all gain has been distributed. The amount of gain inthe policy will be equal to the difference between the policy's valuedetermined without regard to any surrender charges, and the investment inthe policy;

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  Loan amounts taken from or secured by a policy classified as a modified endowment contract, and also assignments or pledges of such a policy (or agreements to assign or pledge such a policy), are treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax- free recovery of the policy owner’s investment in the policy only after all gain has been distributed; and
  A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (1) made on or after the date on which the taxpayer attains age 59½; (b) that are attributable to the taxpayer becoming disabled (as defined in the Internal Revenue Code); or (c) that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect when we received the premium to be refunded.

Policies That Are Not Modified Endowment Contracts

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy is there taxable income. However, certain distributions made in connection with policy benefit reductions during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in policy benefits will be subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of such a loan that is outstanding after policy year ten are uncertain and a qualified tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax penalty.

Investment in the Policy

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.

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Other Tax Matters Policy Loans

In general, interest on a policy loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. You should consult a qualified tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan (a loan where the interest rate charged is less than or equal to the interest rate credited) available in the policy are uncertain. Before taking out a policy loan, you should consult a qualified tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy other than a modified endowment contract, is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.

Accelerated Death Benefit Rider

We believe that payments under the Accelerated Death Benefit Rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy, or is an individual who has no business or financial connection with the insured. (See Accelerated Death Benefit Rider, page 47, for more information about this rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a policy or requesting payment under this rider.

Continuation of a Policy

The tax consequences of continuing the policy after the insured person reaches age 100 are unclear. For example, in certain situations it is possible that after the insured person reaches age 100, the IRS could treat you as being in constructive receipt of the policy value if the policy value becomes equal to the death benefit. If this happens, an amount equal to the excess of the policy value over the investment in the policy would be includible in your income at that time. Because we believe the policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the policy in force after the insured person reaches age 100.

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Section 1035 Exchanges

Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity or qualified long term care contract. We accept Section 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult a qualified tax adviser.

Tax-exempt Policy Owners

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult a qualified tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes

Although the likelihood of legislative action or tax reform is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the policy.

Policy Changes to Comply with the Law

So that your policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may make changes to your policy or its riders or make distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

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Policy Availability and Qualified Plans

The policy is not available for sale to and cannot be acquired with funds that are assets of (i) an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code; or (iii) an entity whose underlying assets include plan assets by reason of the investment by an employee benefit plan or other plan in such entity within the meaning of 29 C.F.R. Section 2510.3 -101 or otherwise.

Policy owners may use the policy in various other arrangements, including:

  Non-qualified deferred compensation or salary continuance plans;
  Split dollar insurance plans;
  Executive bonus plans;
  Retiree medical benefit plans; and
  Other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use your policy with any of these various arrangements, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

Life Insurance Owned by Businesses

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a policy even if no loans are taken under the policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20% owner, or an officer, director, or employee of a trade or business.) In addition, in certain instances, a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a qualified tax adviser.

Income Tax Withholding

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

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Policy Transfers

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

You should consult qualified legal or tax advisers for complete information on federal, state, local and other tax considerations.

ADDITIONAL INFORMATION

General Policy Provisions

Your Policy

The policy is a contract between you and us and is the combination of:

  Your policy;
  A copy of your original application and applications for benefit increases or decreases;
  Your riders;
  Your endorsements;
  Your policy schedule pages; and
  Your reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or other officer of our company and our secretary or assistant secretary must sign all changes or amendments to your policy. No other person may change its terms or conditions.

Age

We issue your policy at the insured person's age (stated in your policy schedule) based on the nearest birthday to the policy date. On the policy date, the insured person can generally be no more than age 90.

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We often use age to calculate rates, charges and values. We determine the insured person's age at a given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule.

Ownership

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive benefits during the life of the insured person. These rights include the right to change the owner, beneficiaries or the method designated to pay death benefit proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiaries.

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our Customer Service Center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

Beneficiaries

You, as owner, name the beneficiaries when you apply for your policy. The primary beneficiaries who survive the insured person receive the death benefit proceeds. Other surviving beneficiaries receive death benefit proceeds only if there is no surviving primary beneficiaries. If more than one beneficiary survives the insured person, they share the death benefit proceeds equally, unless you specify otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death benefit proceeds to you or to your estate, as owner. If a beneficiary is a minor, the death benefit proceeds will be held in an interest bearing account until that beneficiary attains the age of majority.

You may name new beneficiaries during the insured person's lifetime. We pay death benefit proceeds to the beneficiaries whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries. The designation of certain beneficiaries may have tax consequences. See Other Tax Matters, page 68.

Collateral Assignment

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiaries' rights (unless the beneficiaries were made irrevocable beneficiaries under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid. The transfer or assignment of a policy may have tax consequences. See Other Tax Matters, page 68.

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Incontestability

After your policy has been in force and the insured	In the policy

person is alive for two years from your policy date and	form the

from the effective date of any new coverage segment, an	“policy date” is

increase in any other benefit or reinstatement, we will not	referred to as

question the validity of statements in your applicable	the “Issue

application.	Date.”

Misstatements of Age or Gender

Notwithstanding the Incontestability provision above, if the insured person's age or gender has been misstated, we adjust the death benefit to the amount that would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your policy value on the last monthly processing date before the insured person's death, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

Suicide

If the insured person commits suicide (while sane or insane) within two years of your policy date, unless otherwise required by law, we limit death benefit proceeds to:

  The total premium we receive to the time of death; minus
  Outstanding loan amount; minus
  Partial withdrawals taken.

We make a limited payment to the beneficiaries for a new coverage segment or other increase if the insured person commits suicide (while sane or insane) within two years of the effective date of a new coverage segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment is equal to the cost of insurance and monthly expense charges that were deducted for the increase.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

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Under our anti-money laundering program, we may require policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (traveler's cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and your policy either entering the 61-day grace period or lapsing. See Lapse, page 62. See also Premium Payments Affect Your Coverage, page 23.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

Transaction Processing

Generally, within seven days of when we receive all information required to process a payment, we pay:

  Death benefit proceeds;
  Surrender value;
  Partial withdrawals; and
  Loan proceeds.

We may delay processing these transactions if:

  The New York Stock Exchange is closed for trading;
  Trading on the New York Stock Exchange is restricted by the SEC;
  There is an emergency so that it is not reasonably possible to sell securities in the subaccounts or to determine the value of a subaccount's assets; and
  A governmental body with jurisdiction over the variable account allows suspension by its order.

SEC rules and regulations generally determine whether or not these conditions exist.

We execute transfers among the subaccounts as of the valuation date of our receipt of your request at our Customer Service Center.

We determine the death benefit as of the date of the insured person's death. The death benefit proceeds are not affected by subsequent changes in the value of the subaccounts.

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We may delay payment from our fixed account for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

Unless you request otherwise, we generally pay death benefit proceeds, surrender value and partial withdrawals into an interest bearing account that may be accessed by you or the beneficiary, as applicable, through a checkbook feature. This interest bearing account is backed by our general account, and the checkbook feature may be used to access the payment at any time without penalty.

Notification and Claims Procedures

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or if you surrender it.

If the insured person dies while your policy is in force, please let us know as soon as possible. We will send you instructions on how to make a claim. As proof of the insured person's death, we may require proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiaries and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information such as medical records of doctors and hospitals used by the deceased insured person.

Telephone Privileges

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our Customer Service Center. Telephone privileges allow you or your agent/registered representative to call our Customer Service Center to:

  Make transfers;
  Change premium allocations;
  Change your dollar cost averaging and automatic rebalancing programs; and
  Request a loan.

Our Customer Service Center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

  Requiring some form of personal identification;
  Providing written confirmation of any transactions; and
  Tape recording telephone calls.

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By accepting telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses from unauthorized or fraudulent instructions. We may discontinue or limit this privilege at any time. See Limits on Frequent or Disruptive Transfers, page 56.

Telephone and facsimile privileges may not always be available. Telephone or fax systems, whether yours, your service provider's or your agent/registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by written request.

Non-participation

Your policy does not participate in the surplus earnings of ReliaStar Life Insurance Company.

Advertising Practices and Sales Literature

We may use advertisements and sales literature to promote this product, including:

  Articles on variable life insurance and other information published in business or financial publications;
  Indices or rankings of investment securities; and
  Comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the subaccounts and funds. Past performance is not indicative of future performance of the subaccounts or funds and is not reflective of the actual investment experience of policy owners.

We may feature certain subaccounts, the underlying funds and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

Settlement Options

You may elect to take the surrender value in other than one lump-sum payment. Likewise, you may elect to have the beneficiaries receive the death benefit proceeds other than in one lump-sum payment, if you make this election during the insured person's lifetime. If you have not made this election, the beneficiaries may do so within 60 days after we receive proof of the insured person's death.

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The investment performance of the subaccounts does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $25 and the total proceeds must be at least $2,500.

The following settlement options are available:

  Option 1 – The proceeds are left with us to earn interest. Withdrawals and any changes are subject to our approval;
  Option 2 – The proceeds and interest are paid in equal installments of a specified amount until the proceeds and interest are all paid;
  Option 3 – The proceeds and interest are paid in equal installments for a specified period until the proceeds and interest are all paid;
  Option 4 – The proceeds provide an annuity payment with a specified number of months. The payments are continued for the life of the primary payee. If the primary payee dies before the certain period is over, the remaining payments are paid to a contingent payee; and
  Option 5 – The proceeds provide a life income for two payees. When one payee dies, the surviving payee receives two-thirds of the amount of the joint monthly payment for life.

Interest on Settlement Options. We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors. The interest rate will never be less than an effective annual rate of 2.00% .

In determining amounts we pay under Options 3, 4 and 5, we assume interest at an effective annual rate of 2.00% . Also, for Option 3 and periods certain under Option 4, we credit any excess interest we may declare on money that we consider to be in the same classification based on the option, restrictions on withdrawal and other factors.

If none of these settlement options have been elected, your surrender value or the death benefit proceeds will be paid in one lump-sum payment.

Unless you request otherwise, death benefit proceeds generally will be paid into an interest bearing account that is backed by our general account and can be accessed by the beneficiary through a checkbook feature. Interest earned on this account may be less than interest paid under other settlement options. See Transaction Processing, page 74.

Reports

Annual Statement. We will send you an annual statement once each year free of charge showing the amount of insurance coverage under your policy as well as your policy's death benefit, policy and surrender values, the amount of premiums you have paid, the amounts you have withdrawn, borrowed or transferred and the fees and charges we have imposed since the last statement.

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Additional statements are available upon request. We may make a charge not to exceed $50 for each additional annual statement you request. See Excess Annual Report Fee, page 27.

We send semi-annual reports with financial information on the funds, including a list of investment holdings of each fund.

We send confirmation notices to you throughout the year for certain policy transactions such as transfers between investment options, partial withdrawals and loans. You are responsible for reviewing the confirmation notices to verify that the transactions are being made as requested.

Illustrations. To help you better understand how your policy values will vary over time under different sets of assumptions, we will provide you with a personalized illustration projecting future results based on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. We may make a charge not to exceed $50 for each illustration you request after the first in a policy year. See Excess Illustration Fee, page 27.

Other Reports. We will mail to you at your last known address of record at least annually a report containing such information as may be required by any applicable law. To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the funds, will be mailed to your household, even if you or other persons in your household have more than one policy issued by us or an affiliate. Call our Customer Service Center at 1-877-886-5050 if you need additional copies of financial reports, prospectuses, historical account information or annual or semi-annual reports or if you would like to receive one copy for each policy in all future mailings.

Distribution of the Policy

We sell the policy through licensed insurance agents who are registered representatives of affiliated and unaffiliated broker/dealers. All broker/dealers who sell the policy have entered into selling agreements with ING America Equities, Inc., our affiliate and the principal underwriter and distributor of the policy. ING America Equities, Inc. is organized under the laws of the State of Colorado, registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority. Its principal office is located at 1290 Broadway, Denver, Colorado 80203-5699.

ING America Equities, Inc. offers the securities under the policies on a continuous basis. For the years ended December 31, 2007, 2006 and 2005, the aggregate amount of underwriting commissions we paid to ING America Equities, Inc. was $25,369,919, $23,918,675 and $28,325,080, respectively.

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ING America Equities, Inc. does not retain any commissions or other amounts paid to it by us for sales of the policy. Rather, it pays all the amounts received from us to the broker/dealers for selling the policy, and part of that payment goes to your agent/registered representative.

The following is a list of broker-dealers affiliated with the company which have selling agreements with ING America Equities, Inc.:

  Bancnorth Investment Group, Inc.
  Financial Network Investment Corporation
  Guaranty Brokerage Services, Inc.
  ING Financial Advisers, LLC
  ING Financial Markets LLC
  ING Financial Partners, Inc.
  Multi-Financial Securities Corporation
  PrimeVest Financial Services, Inc.

The amounts that we pay for the sale of the policy can generally be categorized as either commissions or other amounts. The commissions we pay can be further categorized as base commissions and supplemental or wholesaling commissions. However categorized, commissions paid will not exceed the total of the percentages shown below.

Base commissions consist of a percentage of premium we receive for the policy up to the target premium amount, a percentage of premium we receive for the policy in excess of the target premium amount and, as a trail commission, a percentage of your average net policy value. The percentages we pay may vary depending on the particular payment option selected. The option with the largest percentage of first year commission pays up to 90% of premium received up to target and 6% of premium in excess of target in the first year, 6% of total premium received in second through tenth years decreasing to 3.5% thereafter (renewal commission), no trail commissions. Renewal and trail commission percentages may differ if a lower first year option is selected.

Supplemental or wholesaling commissions are paid based on a percentage of target premiums we receive for the policy and certain other designated insurance products sold during a calendar year. The percentages of such commissions that we may pay may increase as the aggregate amount of premiums received for all products issued by the company and/or its affiliates during the calendar year increases. The maximum percentage of supplemental or wholesaling commissions that we may pay is 43%.

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Generally, the commissions paid on premiums for base coverage under the policy are greater than those paid on premiums for coverage under the Term Insurance Rider. Be aware of this and discuss with your agent/registered representative the right blend of base coverage and Term Insurance Rider coverage for you.

In addition to the sales compensation described above, ING America Equities, Inc. may also pay broker-dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of policy; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre- approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the policy.

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The following is a list of the top 25 broker/dealers that, during 2007, received the most compensation, in the aggregate, from us in connection with the sale of registered variable life insurance policies issued by us, ranked by total dollars received:

  ING Financial Partners Inc.
  LPL Financial Corporation
  National Planning Corporation
  Securities America, Inc.
  USA Financial Securities ® Corporation
  Centaurus Financial Inc.
  First Allied Securities, Inc.
  NRP Financial, Inc.
  Proequities Inc.
  Commonweath Financial Network Inc.
  Financial Security Management, Inc.
  AIG Financial Advisors Incorporated
  Mutual Service Corporation
  VSR Financial Services Inc.
  Royal Alliance Associates Inc.
  Next Financial Group, Inc.
  RMIN Securities Inc.
  PlanMember Securities Corporation
  SIGMA Financial Corporation
  Underwriters Equity Corporation
  H. Beck Inc.
  Securities Service Network Inc.
  UBS Financial Services Inc.
  Financial Network Investment Corporation
  Wellstone Securities, LLC

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable life insurance policies. It is important for you to know that the payment of volume or sales-based compensation to a broker/dealer or registered representative may provide that registered representative a financial incentive to promote our policies over those of another company, and may also provide a financial incentive to promote the policy offered by this prospectus over one of our other policies.

Legal Proceedings

We are not aware of any pending legal proceedings that involve the variable account as a party.

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The company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the company’s operations or financial position.

ING America Equities, Inc., the principal underwriter and distributor of the policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING America Equities, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse affect on its ability to distribute the policy.

Financial Statements

Financial statements of the variable account and the company are contained in the Statement of Additional Information. To request a free Statement of Additional Information, please contact our Customer Service Center at the address or telephone number on the back of this prospectus.

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				APPENDIX A
Definition of Life Insurance Factors
Guideline Premium Test Factors

Attained		Attained		Attained		Attained		Attained
Age	Factor	Age	Factor	Age	Factor	Age	Factor	Age	Factor
0-40	2.50	49	1.91	58	1.38	67	1.18	91	1.04
41	2.43	50	1.85	59	1.34	68	1.17	92	1.03
42	2.36	51	1.78	60	1.30	69	1.16	93	1.02
43	2.29	52	1.71	61	1.28	70	1.15	94	1.01
44	2.22	53	1.64	62	1.26	71	1.13	95 +	1.00
45	2.15	54	1.57	63	1.24	72	1.11
46	2.09	55	1.50	64	1.22	73	1.09
47	2.03	56	1.46	65	1.20	74	1.07
48	1.97	57	1.42	66	1.19	75 – 90	1.05

Cash Value Accumulation Test Factors

The cash value accumulation test factors vary according to the age, gender and risk class of the insured person.

Generally, the cash value accumulation test requires that a policy's death benefit must be sufficient so that the policy value does not at any time exceed the net single premium required to fund the policy's future benefits. The net single premium for a policy is calculated using a 4.00% interest rate and the 1980 Commissioner's Standard Ordinary Mortality Table and will vary according to the age, gender and risk class of the insured person. The factors for the cash value accumulation test are then equal to 1 divided by the net single premium per dollar of paid up whole life insurance for the applicable age, gender and risk class.

A-1

APPENDIX B

Funds Available Through the Variable Account

The following chart lists the funds that are currently available through the subaccounts of the variable account, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about the funds can be found in the current prospectus and Statement of Additional Information for each fund.

There is no assurance that the stated objectives and policies of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating policy value to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

American Funds – Growth Fund	Investment Adviser:	Seeks growth of capital by investing
(Class 2)	Capital Research and Management	primarily in U.S. common stocks.
Company

American Funds – Growth-Income	Investment Adviser:	Seeks capital growth and income over
Fund (Class 2)	Capital Research and Management	time by investing primarily in U.S.
	Company	common stocks and other securities
that appear to offer potential for capital
appreciation and/or dividends.

American Funds – International	Investment Adviser:	Seeks growth of capital over time by
Fund (Class 2)	Capital Research and Management	investing primarily in common stocks
	Company	of companies based outside the United
States.

Fidelity ® VIP Contrafund ® Portfolio	Investment Adviser:	Seeks long-term capital appreciation.
(Initial Class)	Fidelity Management & Research
Company
Subadvisers:
FMR Co., Inc.; Fidelity Research &
Analysis Company; Fidelity
Management & Research (U.K.) Inc.;
Fidelity International Investment
Advisors; Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Fidelity ® VIP Equity-Income	Investment Adviser:	Seeks reasonable income. Also
Portfolio (Initial Class)	Fidelity Management & Research	considers the potential for capital
	Company	appreciation. Seeks to achieve a yield
	Subadvisers:	which exceeds the composite yield on
	FMR Co., Inc.; Fidelity Research &	the securities comprising the Standard
	Analysis Company; Fidelity	& Poor's 500SM Index (S&P 500® ).
Management & Research (U.K), Inc.;
Fidelity International Investment
Advisors; Fidelity International
Investment Advisors (U.K.) Limited;
Fidelity Investments Japan Limited

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING AllianceBernstein Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
AllianceBernstein, L.P.

ING BlackRock Large Cap	Investment Adviser:	Seeks long-term growth of capital.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
BlackRock Investment Management,
LLC

ING Evergreen Health Sciences	Investment Adviser:	A non-diversified portfolio that seeks
Portfolio (Class I)	Directed Services LLC	long-term capital growth.
Subadviser:
Evergreen Investment Management
Company, LLC

ING Evergreen Omega Portfolio	Investment Adviser:	Seeks long-term capital growth.
(Class I)	Directed Services LLC
Subadviser:
Evergreen Investment Management
Company, LLC

ING FMRSM Diversified Mid Cap	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Fidelity Management & Research Co.

ING Focus 5 Portfolio (Class I)	Investment Adviser:	Seeks total return through capital
	Directed Services LLC	appreciation and dividend income.
Subadviser:
ING Investment Management Co.

ING Franklin Templeton Founding	Investment Adviser:	Seeks capital appreciation and
Strategy Portfolio (Class I)	Directed Services LLC	secondarily, income.

ING Global Real Estate Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class S)	ING Investments, LLC	high total return, consisting of capital
	Subadviser:	appreciation and current income.
ING Clarion Real Estate Securities L.P.

ING Global Resources Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term capital appreciation.
Subadviser:
ING Investment Management Co.

ING JPMorgan Emerging	Investment Adviser:	Seeks capital appreciation.
Markets Equity Portfolio	Directed Services LLC
(Class I)	Subadviser:
J.P. Morgan Investment Management
Inc.

ING JPMorgan Small Cap Core	Investment Adviser:	Seeks capital growth over the long
Equity Portfolio (Class I)	Directed Services LLC	term.
Subadviser:
J.P. Morgan Investment Management
Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING JPMorgan Value	Investment Adviser:	Seeks long-term capital appreciation.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
J. P. Morgan Investment Management
Inc.

ING Julius Baer Foreign	Investment Adviser:	Seeks long-term growth of capital.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Julius Baer Investment Management,
LLC

ING Legg Mason Value Portfolio	Investment Adviser:	A non-diversified portfolio that seeks
(Class I)	Directed Services LLC	long-term growth of capital.
Subadviser:
Legg Mason Capital Management, Inc.

ING LifeStyle Aggressive	Investment Adviser:	Seeks growth of capital.
Growth Portfolio (Class I)	ING Investments, LLC
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Growth Portfolio	Investment Adviser:	Seeks growth of capital and some
(Class I)	ING Investments, LLC	current income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Moderate Growth	Investment Adviser:	Seeks growth of capital and a low to
Portfolio (Class I)	ING Investments, LLC	moderate level of current income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING LifeStyle Moderate Portfolio	Investment Adviser:	Seeks growth of capital and current
(Class I)	ING Investments, LLC	income.
Asset Allocation Consultants:
Ibbotson Associates and ING
Investment Management Co.

ING Limited Maturity Bond	Investment Adviser:	Seeks highest current income consistent
Portfolio (Class S)	Directed Services LLC	with low risk to principal and liquidity
	Subadviser:	and secondarily, seeks to enhance its
	ING Investment Management Co.	total return through capital appreciation
when market factors, such as falling
interest rates and rising bond prices,
indicate that capital appreciation may
be available without significant risk to
principal.

ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
(Class I)	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Marsico Growth Portfolio	Investment Adviser:	Seeks capital appreciation.
(Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC

ING Marsico International	Investment Adviser:	Seeks long-term growth of capital.
Opportunities Portfolio (Class I)	Directed Services LLC
Subadviser:
Marsico Capital Management, LLC

ING MFS Total Return Portfolio	Investment Adviser:	Seeks above-average income
(Class I)	Directed Services LLC	(compared to a portfolio entirely
	Subadviser:	invested in equity securities) consistent
	Massachusetts Financial Services	with the prudent employment of
	Company	capital. Secondarily seeks reasonable
opportunity for growth of capital and
income.

ING MFS Utilities Portfolio (Class S)	Investment Adviser:	Seeks total return.
Directed Services LLC
Subadviser:
Massachusetts Financial Services
Company

ING Oppenheimer Main Street	Investment Adviser:	Seeks long-term growth of capital and
Portfolio ® (Class I)	Directed Services LLC	future income.
Subadviser:
OppenheimerFunds, Inc.

ING PIMCO Core Bond Portfolio	Investment Adviser:	Seeks maximum total return, consistent
(Class I)	Directed Services LLC	with preservation of capital and prudent
	Subadviser:	investment management.
Pacific Investment Management
Company LLC

ING Pioneer Fund Portfolio	Investment Adviser:	Seeks reasonable income and capital
(Class I)	Directed Services LLC	growth.
Subadviser:
Pioneer Investment Management, Inc.

ING Pioneer Mid Cap Value	Investment Adviser:	Seeks capital appreciation.
Portfolio (Class I)	Directed Services LLC
Subadviser:
Pioneer Investment Management, Inc.

ING Stock Index Portfolio	Investment Adviser:	Seeks total return.
(Class I)	Directed Services LLC
Subadviser:
ING Investment Management Co.

ING T. Rowe Price Capital	Investment Adviser:	Seeks, over the long-term, a high total
Appreciation Portfolio (Class I)	Directed Services LLC	investment return, consistent with the
	Subadviser:	preservation of capital and prudent
	T. Rowe Price Associates, Inc.	investment risk.

ING T. Rowe Price Equity	Investment Adviser:	Seeks substantial dividend income as
Income Portfolio (Class I)	Directed Services LLC	well as long-term growth of capital.
Subadviser:
T. Rowe Price Associates, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING Van Kampen Capital	Investment Adviser:	Seeks long-term capital appreciation.
Growth Portfolio (Class I)	Directed Services LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Growth and	Investment Adviser:	Seeks long-term growth of capital and
Income Portfolio (Class S)	Directed Services LLC	income.
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Index Plus International	Investment Adviser:	Seeks to outperform the total return
Equity Portfolio (Class S)	ING Investments, LLC	performance of the Morgan Stanley
	Subadviser:	Capital International Europe
	ING Investment Management	Australasia and Far East® Index
	Advisors, B. V.	(“MSCI EAFE® Index”), while
maintaining a market level of risk.

ING Wells Fargo Small Cap	Investment Adviser:	Seeks long-term capital appreciation.
Disciplined Portfolio (Class I)	Directed Services LLC
Subadviser:
Wells Capital Management, Inc.

ING Baron Small Cap Growth	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
BAMCO, Inc.

ING Columbia Small Cap Value	Investment Adviser:	Seeks long-term growth of capital.
II Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Columbia Management Advisors, LLC

ING JP Morgan Mid Cap Value	Investment Adviser:	Seeks growth from capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
J.P. Morgan Investment Management
Inc.

ING Neuberger Berman	Investment Adviser:	Seeks capital growth.
Partners Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Neuberger Berman Management Inc.

ING Oppenheimer Global	Investment Adviser:	Seeks capital appreciation.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
OppenheimerFunds, Inc.

ING Oppenheimer Strategic	Investment Adviser:	Seeks a high level of current income
Income Portfolio (Service Class)	Directed Services LLC	principally derived from interest on
	Subadviser:	debt securities.
OppenheimerFunds, Inc.

ING Pioneer High Yield	Investment Adviser:	Seeks to maximize total return through
Portfolio (Initial Class)	Directed Services LLC	income and capital appreciation.
Subadviser:
Pioneer Investment Management, Inc.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING T. Rowe Price Diversified Mid	Investment Adviser:	Seeks long-term capital appreciation.
Cap Growth Portfolio (Initial Class)	Directed Services LLC
Subadviser:
T. Rowe Price Associates, Inc.

ING UBS U.S. Large Cap Equity	Investment Adviser:	Seeks long-term growth of capital and
Portfolio (Initial Class)	Directed Services LLC	future income.
Subadviser:
UBS Global Asset Management
(Americas) Inc.

ING Van Kampen Comstock	Investment Adviser:	Seeks capital growth and income.
Portfolio (Initial Class)	Directed Services LLC
Subadviser:
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING Van Kampen Equity and	Investment Adviser:	Seeks total return, consisting of long-
Income Portfolio (Initial Class)	Directed Services LLC	term capital appreciation and current
	Subadviser:	income.
Morgan Stanley Investment
Management, Inc. (d/b/a Van Kampen)

ING VP Balanced Portfolio, Inc	Investment Adviser:	Seeks to maximize investment return,
(Class I)	ING Investments, LLC	consistent with reasonable safety of
	Subadviser:	principal, by investing in a diversified
	ING Investment Management Co.	portfolio of one or more of the
following asset classes: stocks, bonds
and cash equivalents, based on the
judgment of the portfolio’s
management, of which of those sectors
or mix thereof offers the best
investment prospects.

ING VP Intermediate Bond	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	consistent with reasonable risk, through
	Subadviser:	investment in a diversified portfolio
	ING Investment Management Co.	consisting primarily of debt securities.

ING Lehman Brothers U.S.	Investment Adviser:	Seeks investment results (before fees
Aggregate Bond Index ® Portfolio	ING Investments, LLC	and expenses) that correspond to the
(Class I)	Subadviser:	total return of the Lehman Brothers
	Lehman Brothers Asset Management	U.S. Aggregate Bond Index ® .
LLC

ING RussellTM Small Cap Index	Investment Adviser:	Seeks investment results (before fees
Portfolio (Class I)	ING Investments, LLC	and expenses) that correspond to the
	Subadviser:	total return of the Russell 2000® Index.
ING Investment Management Co.

ING VP Index Plus LargeCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	500 Composite Stock Price Index (S&P
	ING Investment Management Co.	500 Index), while maintaining a market
level of risk.

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Index Plus MidCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	MidCap 400 Index (S&P MidCap 400
	ING Investment Management Co.	Index) while maintaining a market
level of risk.

ING VP Index Plus SmallCap	Investment Adviser:	Seeks to outperform the total return
Portfolio (Class I)	ING Investments, LLC	performance of the Standard & Poor’s
	Subadviser:	SmallCap 600 Index (S&P SmallCap
	ING Investment Management Co.	600 Index) while maintaining a market
level of risk.

ING VP SmallCap Opportunities	Investment Adviser:	Seeks long-term capital appreciation.
Portfolio (Class I)	ING Investments, LLC
Subadviser:
ING Investment Management Co.

Neuberger Berman AMT	Investment Adviser:	Seeks long-term growth of capital by
Socially Responsive Portfolio®	Neuberger Berman Management Inc.	investing primarily in securities of
(Class I)	Subadviser:	companies that meet the fund’s
	Neuberger Berman, LLC	financial criteria and social policy.

APPENDIX C

INFORMATION REGARDING CLOSED SUBACCOUNTS

The subaccounts that invest in the following funds have been closed to new investment:

  Fidelity® VIP Investment Grade Bond Portfolio
  ING BlackRock Large Cap Value Portfolio
  ING International Growth Opportunities Portfolio
  ING Lord Abbett Affiliated Portfolio
  ING Van Kampen Real Estate Portfolio
  ING Opportunistic Large Cap Value Portfolio 1
  ING American Century Large Company Value Portfolio
  ING American Century Small-Mid Cap Value Portfolio
  ING Legg Mason Partners Aggressive Growth Portfolio
  ING PIMCO Total Return Portfolio
  ING VP Strategic Allocation Conservative Portfolio
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Moderate Portfolio
  ING VP Growth and Income Portfolio
  ING VP High Yield Bond Portfolio
  ING VP International Value Portfolio
  ING VP MidCap Opportunities Portfolio 2
  ING VP Real Estate Portfolio

Policy owners who have policy value allocated to one or more of the subaccounts that correspond to these funds may leave their policy value in those subaccounts, but future allocations and transfers into those subaccounts are prohibited. If your most recent premium allocation instructions includes a subaccount that corresponds to one of these funds, premium received that would have been allocated to a subaccount corresponding to one of these funds may be automatically allocated among the other available subaccounts according to your most recent premium allocation instructions. If your most recent allocation instructions do not include any available funds, you must provide us with alternative allocation instructions or the premium payment will be returned to you. You may give us alternative allocation instructions by contacting our:

ING Customer Service Center P.O. Box 5011 Minot, North Dakota 58702-5011 1-877-886-5050

Your failure to provide us with alternative allocation instructions before we return and our return of your premium payment(s) may result in your policy entering the 61 day grace period and/or your policy lapsing without value. See Lapse, page 62, for more information about how to keep your policy from lapsing. See also Reinstatement, page 63, for more information about how to put your policy back in force if it has lapsed.

1	Prior to April 28 2008, this fund was known as the ING VP Value Opportunity Portfolio.

2	Effective April 28, 2008, the ING Mid Cap Growth Portfolio (formerly known as the ING FMRSM Mid Cap Growth Portfolio) merged with and into the ING VP MidCap Opportunities Portfolio. Your investment in the subaccount that invested in the ING Mid Cap Growth Portfolio automatically became an investment in the ING VP MidCap Opportunities Portfolio subaccount with an equal total net asset value.

C-1

MORE INFORMATION IS AVAILABLE

If you would like more information about us, the variable account or the policy, the following documents are available free upon request:

  Statement of Additional Information (“SAI”) – The SAI contains more specific information about the variable account and the policy, as well as the financial statements of the variable account and the company. The SAI is incorporated by reference into (made legally part of) this prospectus. The following is the Table of Contents for the SAI:
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory Basis Financial Statements of ReliaStar Life Insurance Company	1

  A personalized illustration of policy benefits – A personalized illustration can help you understand how the policy works, given the policy's fees and charges along with the investment options, features and benefits and optional benefits you select. A personalized illustration can also help you compare the policy's death benefits, policy value and surrender value with other life insurance policies based on the same or similar assumptions. We reserve the right to assess a fee of up to $50 for each personalized illustration you request after the first each policy year. See Excess Illustration Fee, page 27.

To request a free SAI or personalized illustration of policy benefits or to make other inquiries about the policy, please contact us at our:

ING Customer Service Center P.O. Box 5011 Minot, North Dakota 58702-5011 1-877-886-5050 www.ingservicecenter.com

Additional information about us, the variable account or the policy (including the SAI) can be reviewed and copied from the SEC's Internet website (http://www.sec.gov) or at the SEC's Public Reference Branch in Washington, DC. Copies of this additional information may also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Branch at 100 F Street, NE, Room 1580, Washington, DC 20549. More information about operation of the SEC's Public Reference Branch can be obtained by calling 202-551-8090. When looking for information regarding the policy offered through this prospectus, you may find it useful to use the number assigned to the registration statement under the 1933 Act. This number is 333-92000.

1940 Act File No. 811-04208 1933 Act file No. 333-92000

SELECT*LIFE VARIABLE ACCOUNT OF

RELIASTAR LIFE INSURANCE COMPANY

Statement of Additional Information dated April 28, 2008

ING PROTECTOR ELITE Variable Universal Life Insurance Policy

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current ING Protector Elite prospectus dated April 28, 2008. The policy offered in connection with the prospectus is a flexible premium variable universal life insurance policy funded through the Select*Life Variable Account.

A free prospectus is available upon request by contacting the ReliaStar Life Insurance Company's customer service center at P.O. Box 5011, 2000 21st Avenue NW, Minot, North Dakota 58703, by calling 1-877-886-5050 or by accessing the SEC's website at http://www.sec.gov.

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

TABLE OF CONTENTS
Page
General Information and History	2
Performance Reporting and Advertising	2
Experts	4
Financial Statements	4
Financial Statements of Select*Life Variable Account	1
Statutory Basis Financial Statements of ReliaStar Life Insurance Company	1

GENERAL INFORMATION AND HISTORY

ReliaStar Life Insurance Company (the “company,” “we,” “us,” “our”) issues the policy described in the prospectus and is responsible for providing each policy's insurance benefits. We are a stock life insurance company organized in 1885 and incorporated under the laws of the State of Minnesota and an indirect, wholly owned subsidiary of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. ING is headquartered in Amsterdam, The Netherlands. We are engaged in the business of issuing insurance policies. Our home office is located at 20 Washington Avenue South, Minneapolis, Minnesota 55401.

We established the Select*Life Variable Account (the “variable account”) on October 11, 1984, under the laws of the State of Minnesota for the purpose of funding variable life insurance policies issued by us. The variable account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Premium payments may be allocated to one or more of the available subaccounts of the variable account. Each subaccount invests in shares of a corresponding fund at net asset value. We may make additions to, deletions from or substitutions of available funds as permitted by law and subject to the conditions of the policy.

Other than the policy owner fees and charges described in the prospectus, all expenses incurred in the operations of the variable account are borne by the company. We do, however, receive compensation for certain recordkeeping, administration or other services from the funds or affiliates of the funds available through the policies. See “Fund Fees and Expenses” in the prospectus.

The company maintains custody of the assets of the variable account. As custodian, the company holds cash balances for the variable account pending investment in the funds or distribution. The funds in whose shares the assets of the subaccounts of the variable account are invested each have custodians, as discussed in the respective fund prospectuses.

PERFORMANCE REPORTING AND ADVERTISING

Information regarding the past, or historical, performance of the subaccounts of the variable account and the funds available for investment through the subaccounts of the variable account may appear in advertisements, sales literature or reports to policy owners or prospective purchasers. SUCH PERFORMANCE INFORMATION FOR THE SUBACCOUNTS WILL REFLECT THE DEDUCTION OF ALL FUND FEES AND CHARGES, INCLUDING INVESTMENT MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES AND OTHER EXPENSES BUT WILL NOT REFLECT DEDUCTIONS FOR ANY POLICY FEES AND CHARGES. IF THE POLICY'S PREMIUM EXPENSE, COST OF INSURANCE, ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK CHARGES AND THE OTHER TRANSACTION, PERIODIC OR OPTIONAL BENEFITS FEES AND CHARGES WERE DEDUCTED, THE PERFORMANCE SHOWN WOULD BE SIGNIFICANTLY LOWER.

With respect to performance reporting it is important to remember that past performance does not guarantee future results. Current performance may be higher or lower than the performance shown and actual investment returns and principal values will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Performance history of the subaccounts of the variable account and the corresponding funds is measured by comparing the value at the beginning of the period to the value at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years (if the fund has been in existence for these periods) and since the inception date of the fund (if the fund has been in existence for less than ten years). We may provide performance information showing average annual total returns for periods prior to the date a subaccount commenced operation. We will calculate such performance information based on the assumption that the subaccounts were in existence for the same periods as those indicated for the funds, with the level of charges at the variable account level that were in effect at the inception of the subaccounts. Performance information will be specific to the class of fund shares offered through the policy, however, for periods prior to the date a class of fund shares commenced operations, performance information may be based on a different class of shares of the same fund. In this case, performance for the periods prior to the date a class of fund shares commenced operations will be adjusted by the fund fees and expenses associated with the class of fund shares offered through the policy.

We may compare performance of the subaccounts and/or the funds as reported from time to time in advertisements and sales literature to other variable life insurance issuers in general; to the performance of particular types of variable life insurance policies investing in mutual funds; or to investment series of mutual funds with investment objectives similar to each of the subaccounts, whose performance is reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar. Inc. (“Morningstar”) or reported by other series, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's and Fortune. Lipper and Morningstar are independent services that monitor and rank the performances of variable life insurance issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable annuity issuers as well as variable life insurance issuers. The performance analysis prepared by Lipper and Morningstar ranks such issuers on the basis of total return, assuming reinvestment of distributions, but does not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. We may also compare the performance of each subaccount in advertising and sales literature to the Standard & Poor's Index of 500 common stocks and the Dow Jones Industrials, which are widely used measures of stock market performance. We may also compare the performance of each subaccount to other widely recognized indices. Unmanaged indices may assume the reinvestment of dividends, but typically do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

To help you better understand how your policy's death benefits, policy value and surrender value will vary over time under different sets of assumptions, we encourage you to obtain a personalized illustration. Personalized illustrations will assume deductions for fund expenses and policy and variable account charges. We will base these illustrations on the age and risk classification of the insured person and other factors such as the amount of insurance coverage, death benefit option, premiums and rates of return (within limits) you specify. These personalized illustrations will be based on either a hypothetical investment return of the funds of 0% and other percentages not to exceed 12% or on the actual historical experience of the funds as if the subaccounts had been in existence and a policy issued for the same periods as those indicated for the funds. Subject to regulatory approval, personalized illustrations may be based upon a weighted average of fund expenses rather than an arithmetic average. A personalized illustration is available upon request by contacting our customer service center at P.O. Box 5011, 2000 21st Avenue NY, Minot, ND 58703 or by calling 1-877-886-5050.

EXPERTS

The statements of assets and liabilities of Select*Life Variable Account as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of ReliaStar Life Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the variable account reflect the operations of the variable account as of and for the year ended December 31, 2007, and have been audited by Ernst & Young LLP, independent registered public accounting firm.

The statutory basis financial statements of the Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, have been audited by Ernst & Young LLP, independent registered public accounting firm. The financial statements of the Company should be distinguished from the financial statements of the variable account and should be considered only as bearing upon the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the variable account. The statutory basis financial statements of the Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting practices prescribed or permitted by the State of Minnesota Division of Insurance.

The primary business address of Ernst & Young LLP is Suite 1000, 55 Ivan Allen Jr. Boulevard, Atlanta, GA 30308.

4

FINANCIAL STATEMENTS ReliaStar Life Insurance Company Select*Life Variable Account Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

This page intentionally left blank.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Financial Statements Year ended December 31, 2007

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants ReliaStar Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Divisions constituting ReliaStar Life Insurance Company Select*Life Variable Account (the “Account”) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Account is comprised of the following Divisions:

American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2
American Funds Insurance Series® Growth-Income Fund - Class 2
American Funds Insurance Series® International Fund - Class 2
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional
Class
ING BlackRock Large Cap Growth Portfolio – Institutional Class
ING BlackRock Large Cap Value Portfolio - Institutional Class
ING Evergreen Health Sciences Portfolio - Institutional Class
ING Evergreen Omega Portfolio - Institutional Class
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class
ING FMRSM Large Cap Growth Portfolio - Institutional Class
ING FMRSM Mid Cap Growth Portfolio - Institutional Class
ING Global Resources Portfolio - Institutional Class
ING International Growth Opportunities Portfolio - Service Class
ING JPMorgan Emerging Markets Equity Portfolio - Institutional
Class
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class
ING JPMorgan Value Opportunities Portfolio - Institutional Class
ING Julius Baer Foreign Portfolio - Institutional Class
ING Legg Mason Value Portfolio - Institutional Class
ING LifeStyle Aggressive Growth Portfolio - Institutional Class
ING LifeStyle Growth Portfolio - Institutional Class
ING LifeStyle Moderate Growth Portfolio - Institutional Class
ING LifeStyle Moderate Portfolio - Institutional Class
ING Limited Maturity Bond Portfolio - Service Class
ING Liquid Assets Portfolio - Institutional Class
ING Lord Abbett Affiliated Portfolio - Institutional Class
ING MarketPro Portfolio - Institutional Class
ING MarketStyle Growth Portfolio - Institutional Class
ING MarketStyle Moderate Growth Portfolio - Institutional Class
ING MarketStyle Moderate Portfolio - Institutional Class
ING Marsico Growth Portfolio - Institutional Class
ING Marsico International Opportunities Portfolio - Institutional
Class
ING MFS Total Return Portfolio - Institutional Class

ING Investors Trust (continued):
ING MFS Utilities Portfolio - Institutional Class
ING MFS Utilities Portfolio - Service Class
ING Oppenheimer Main Street Portfolio® - Institutional Class
ING Pioneer Fund Portfolio - Institutional Class
ING Pioneer Mid Cap Value Portfolio - Institutional Class
ING Stock Index Portfolio - Institutional Class
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class
ING T. Rowe Price Equity Income Portfolio - Institutional Class
ING UBS U.S. Allocation Portfolio - Service Class
ING Van Kampen Capital Growth Portfolio - Institutional Class
ING Van Kampen Growth and Income Portfolio - Service Class
ING Van Kampen Real Estate Portfolio - Institutional Class
ING VP Index Plus International Equity Portfolio - Service Class
ING Wells Fargo Small Cap Disciplined Portfolio - Institutional
Class
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class
ING American Century Select Portfolio - Initial Class
ING American Century Small-Mid Cap Value Portfolio - Initial
Class
ING Baron Small Cap Growth Portfolio - Initial Class
ING Columbia Small Cap Value II Portfolio - Initial Class
ING Fundamental Research Portfolio - Initial Class
ING JPMorgan Mid Cap Value Portfolio - Initial Class
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class
ING Lord Abbett U.S. Government Securities Portfolio - Initial
Class
ING Neuberger Berman Partners Portfolio - Initial Class
ING Neuberger Berman Regency Portfolio - Initial Class
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Strategic Income Portfolio - Service Class
ING PIMCO Total Return Portfolio - Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Initial Class
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Equity and Income Portfolio - Initial Class
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I
ING VP Strategic Allocation Growth Portfolio - Class I
ING VP Strategic Allocation Moderate Portfolio - Class I

ING Variable Funds:
ING VP Growth and Income Portfolio - Class I
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I
ING VP International Value Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class S
ING VP SmallCap Opportunities Portfolio - Class I

ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® -
Class I

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting ReliaStar Life Insurance Company Select*Life Variable Account at December 31, 2007, the results of their operations and changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia March 21, 2008

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income	Contrafund®
	Series® Growth	Growth-Income	International	Portfolio -	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 68,014	$ 44,497	$ 56,099	$ 117,512	$ 145,859
Total assets	68,014	44,497	56,099	117,512	145,859
Net assets	$ 68,014	$ 44,497	$ 56,099	$ 117,512	$ 145,859

Total number of mutual fund shares	1,019,395	1,052,928	2,269,395	4,914,773	5,227,927

Cost of mutual fund shares	$ 58,522	$ 40,605	$ 42,589	$ 113,424	$ 122,943

The accompanying notes are an integral part of these financial statements. 3

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Index 500	Grade Bond	Mid Cap Growth	Portfolio -	Value Portfolio
	Portfolio -	Portfolio -	Portfolio -	Institutional	- Institutional
	Initial Class	Initial Class	Institutional Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 4,457	$ 14,574	$ 1,738	$ 1,252	$ 10,227
Total assets	4,457	14,574	1,738	1,252	10,227
Net assets	$ 4,457	$ 14,574	$ 1,738	$ 1,252	$ 10,227

Total number of mutual fund shares	27,173	1,142,165	98,587	101,132	726,372

Cost of mutual fund shares	$ 3,625	$ 14,509	$ 1,747	$ 1,268	$ 8,577

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

				ING FMRSM	ING FMRSM
	ING Evergreen	ING Evergreen	ING FMRSM	Large Cap	Mid Cap
	Health Sciences	Omega	Diversified Mid	Growth	Growth
	Portfolio -	Portfolio -	Cap Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 2,056	$ 110,080	$ 4,576	$ 138,605	$ 1,894
Total assets	2,056	110,080	4,576	138,605	1,894
Net assets	$ 2,056	$ 110,080	$ 4,576	$ 138,605	$ 1,894

Total number of mutual fund shares	161,257	8,546,562	298,501	12,287,674	147,378

Cost of mutual fund shares	$ 2,012	$ 91,696	$ 4,309	$ 132,890	$ 1,651

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

		ING	ING JPMorgan		ING JPMorgan
	ING Global	International	Emerging	ING JPMorgan	Value
	Resources	Growth	Markets Equity	Small Cap Core	Opportunities
	Portfolio -	Opportunities	Portfolio -	Equity Portfolio	Portfolio -
	Institutional	Portfolio -	Institutional	- Institutional	Institutional
	Class	Service Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 15,123	$ 727	$ 8,798	$ 34,220	$ 40,546
Total assets	15,123	727	8,798	34,220	40,546
Net assets	$ 15,123	$ 727	$ 8,798	$ 34,220	$ 40,546

Total number of mutual fund shares	573,729	70,129	327,801	2,561,363	3,447,760

Cost of mutual fund shares	$ 13,004	$ 719	$ 7,341	$ 32,523	$ 37,421

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

			ING LifeStyle		ING LifeStyle
	ING Julius	ING Legg	Aggressive	ING LifeStyle	Moderate
	Baer Foreign	Mason Value	Growth	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 16,838	$ 4,323	$ 6,292	$ 16,128	$ 6,725
Total assets	16,838	4,323	6,292	16,128	6,725
Net assets	$ 16,838	$ 4,323	$ 6,292	$ 16,128	$ 6,725

Total number of mutual fund shares	911,138	410,167	449,134	1,188,494	518,075

Cost of mutual fund shares	$ 14,943	$ 4,501	$ 6,412	$ 15,814	$ 6,588

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Assets and Liabilities December 31, 2007 (Dollars in thousands)

ING Lord
	ING LifeStyle			Abbett	ING Marsico
	Moderate	ING Limited	ING Liquid	Affiliated	Growth
	Portfolio -	Maturity Bond	Assets Portfolio	Portfolio -	Portfolio -
	Institutional	Portfolio -	- Institutional	Institutional	Institutional
	Class	Service Class	Class	Class	Class

Assets
Investments in mutual funds
at fair value	$ 1,628	$ 15,362	$ 54,009	$ 192	$ 6,478
Total assets	1,628	15,362	54,009	192	6,478
Net assets	$ 1,628	$ 15,362	$ 54,009	$ 192	$ 6,478

Total number of mutual fund shares	129,221	1,381,449	54,009,129	15,160	338,432

Cost of mutual fund shares	$ 1,608	$ 14,893	$ 54,009	$ 190	$ 5,714

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING Marsico International Opportunities Portfolio - Institutional Class			ING MFS Utilities Portfolio - Service Class	ING Oppenheimer Main Street Portfolio® - Institutional Class
		ING MFS Total Return Portfolio - Institutional Class	ING MFS Utilities Portfolio - Institutional Class

Assets
Investments in mutual funds
at fair value	$ 37,760	$ 3,639	$ 4,740	$ 2,927	$ 638
Total assets	37,760	3,639	4,740	2,927	638
Net assets	$ 37,760	$ 3,639	$ 4,740	$ 2,927	$ 638

Total number of mutual fund shares	2,206,889	199,290	264,531	164,080	31,142

Cost of mutual fund shares	$ 27,374	$ 3,629	$ 3,913	$ 2,491	$ 619

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

				ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	ING T. Rowe Price Equity Income Portfolio - Institutional Class
		ING Pioneer Mid Cap Value Portfolio - Institutional Class	ING Stock Index Portfolio - Institutional Class
ING Pioneer Fund Portfolio - Institutional Class

Assets
Investments in mutual funds
at fair value	$ 282	$ 7,484	$ 95,860	$ 50,611	$ 10,905
Total assets	282	7,484	95,860	50,611	10,905
Net assets	$ 282	$ 7,484	$ 95,860	$ 50,611	$ 10,905

Total number of mutual fund shares	21,444	605,011	7,408,068	2,045,711	714,596

Cost of mutual fund shares	$ 279	$ 7,101	$ 79,068	$ 49,715	$ 10,459

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING UBS U.S. Allocation Portfolio - Service Class	ING Van Kampen Capital Growth Portfolio - Institutional Class	ING Van Kampen Growth and Income Portfolio - Service Class
				ING Van Kampen Real Estate Portfolio - Institutional Class	ING VP Index Plus International Equity Portfolio - Service Class

Assets
Investments in mutual funds
at fair value	$ 66	$ 19,618	$ 14,677	$ 4,906	$ 10,565
Total assets	66	19,618	14,677	4,906	10,565
Net assets	$ 66	$ 19,618	$ 14,677	$ 4,906	$ 10,565

Total number of mutual fund shares	6,500	1,398,261	546,843	171,840	748,214

Cost of mutual fund shares	$ 70	$ 14,123	$ 15,360	$ 5,331	$ 9,308

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING Wells
	Fargo Small	ING American	ING American	ING Baron	ING Columbia
	Cap Disciplined	Century Large	Century Small-	Small Cap	Small Cap
	Portfolio -	Company Value	Mid Cap Value	Growth	Value II
	Institutional	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Class	Initial Class	Initial Class	Initial Class	Initial Class

Assets
Investments in mutual funds
at fair value	$ 9,073	$ 317	$ 589	$ 6,493	$ 4,608
Total assets	9,073	317	589	6,493	4,608
Net assets	$ 9,073	$ 317	$ 589	$ 6,493	$ 4,608

Total number of mutual fund shares	824,030	21,981	51,382	329,100	439,724

Cost of mutual fund shares	$ 9,265	$ 318	$ 631	$ 6,196	$ 4,636

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING JPMorgan Mid Cap Value Portfolio - Initial Class	ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class	ING Lord Abbett U.S. Government Securities Portfolio - Initial Class
				ING Neuberger Berman Partners Portfolio - Initial Class	ING Neuberger Berman Regency Portfolio - Initial Class

Assets
Investments in mutual funds
at fair value	$ 10,192	$ 251	$ 121	$ 618	$ 434
Total assets	10,192	251	121	618	434
Net assets	$ 10,192	$ 251	$ 121	$ 618	$ 434

Total number of mutual fund shares	646,305	5,196	11,978	54,655	40,131

Cost of mutual fund shares	$ 9,939	$ 232	$ 122	$ 649	$ 469

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

		ING		ING T. Rowe
		Oppenheimer		Price
	ING	Strategic	ING PIMCO	Diversified Mid	ING UBS U.S.
	Oppenheimer	Income	Total Return	Cap Growth	Large Cap
	Global Portfolio	Portfolio -	Portfolio -	Portfolio -	Equity Portfolio
	- Initial Class	Service Class	Initial Class	Initial Class	- Initial Class

Assets
Investments in mutual funds
at fair value	$ 57,740	$ 5,079	$ 8,866	$ 72,067	$ 7,067
Total assets	57,740	5,079	8,866	72,067	7,067
Net assets	$ 57,740	$ 5,079	$ 8,866	$ 72,067	$ 7,067

Total number of mutual fund shares	3,422,642	453,113	752,023	7,570,100	666,116

Cost of mutual fund shares	$ 44,070	$ 4,909	$ 8,352	$ 62,136	$ 6,108

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING Van Kampen Comstock Portfolio - Initial Class	ING Van Kampen Equity and Income Portfolio - Initial Class	ING VP Strategic Allocation Conservative Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I	ING VP Strategic Allocation Moderate Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$ 9,558	$ 2,019	$ 64	$ 1,596	$ 820
Total assets	9,558	2,019	64	1,596	820
Net assets	$ 9,558	$ 2,019	$ 64	$ 1,596	$ 820

Total number of mutual fund shares	761,578	53,464	4,734	96,326	54,066

Cost of mutual fund shares	$ 9,522	$ 2,033	$ 62	$ 1,522	$ 786

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

ING VP
	Growth and	ING VP Index	ING VP Index	ING VP Index	ING VP Value
	Income	Plus LargeCap	Plus MidCap	Plus SmallCap	Opportunity
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Assets
Investments in mutual funds
at fair value	$ 1,972	$ 2,752	$ 15,483	$ 13,106	$ 1,753
Total assets	1,972	2,752	15,483	13,106	1,753
Net assets	$ 1,972	$ 2,752	$ 15,483	$ 13,106	$ 1,753

Total number of mutual fund shares	79,659	151,775	844,670	862,827	109,198

Cost of mutual fund shares	$ 1,970	$ 2,684	$ 15,803	$ 15,017	$ 1,527

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Assets and Liabilities
December 31, 2007
(Dollars in thousands)

	ING VP High Yield Bond Portfolio - Class I	ING VP International Value Portfolio - Class I	ING VP MidCap Opportunities Portfolio - Class I	ING VP Real Estate Portfolio - Class S	ING VP SmallCap Opportunities Portfolio - Class I

Assets
Investments in mutual funds
at fair value	$ 22,227	$ 27,156	$ 17,470	$ 4,036	$ 22,091
Total assets	22,227	27,156	17,470	4,036	22,091
Net assets	$ 22,227	$ 27,156	$ 17,470	$ 4,036	$ 22,091

Total number of mutual fund shares	7,588,070	1,907,045	1,702,734	264,292	1,005,048

Cost of mutual fund shares	$ 22,908	$ 23,352	$ 11,119	$ 5,008	$ 15,372

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
	Statements of Assets and Liabilities
	December 31, 2007
	(Dollars in thousands)

	ING VP Balanced Portfolio - Class I	ING VP Intermediate Bond Portfolio - Class I	Neuberger Berman AMT Socially Responsive Portfolio® - Class I

Assets
Investments in mutual funds
at fair value	$ 11,739	$ 7,393	$ 2,167
Total assets	11,739	7,393	2,167
Net assets	$ 11,739	$ 7,393	$ 2,167

Total number of mutual fund shares	812,418	558,821	120,970

Cost of mutual fund shares	$ 11,258	$ 7,388	$ 1,804

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income	Contrafund®
	Series® Growth	Growth-Income	International	Portfolio -	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 512	$ 674	$ 786	$ 2,234	$ 1,314
Total investment income	512	674	786	2,234	1,314
Expenses:
Mortality, expense risk
and other charges	424	287	328	802	878
Total expenses	424	287	328	802	878
Net investment income (loss)	88	387	458	1,432	436

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,786	613	1,764	5,041	5,340
Capital gains distributions	4,233	1,370	2,442	9,851	35,081
Total realized gain (loss) on investments
and capital gains distributions	6,019	1,983	4,206	14,892	40,421
Net unrealized appreciation
(depreciation) of investments	424	(761)	4,103	(14,927)	(19,234)

Net realized and unrealized gain (loss)
on investments	6,443	1,222	8,309	(35)	21,187

Net increase (decrease) in net assets
resulting from operations	$ 6,531	$ 1,609	$ 8,767	$ 1,397	$ 21,623

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING BlackRock
		Fidelity® VIP	ING	Large Cap	ING BlackRock
	Fidelity® VIP	Investment	AllianceBernstein	Growth	Large Cap
	Index 500	Grade Bond	Mid Cap Growth	Portfolio -	Value Portfolio
	Portfolio -	Portfolio -	Portfolio -	Institutional	- Institutional
	Initial Class	Initial Class	Institutional Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 175	$ 699	$ 3	$ -	$ 62

Total investment income	175	699	3	-	62
Expenses:
Mortality, expense risk
and other charges	39	93	9	5	82
Total expenses	39	93	9	5	82
Net investment income (loss)	136	606	(6)	(5)	(20)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	257	(225)	(135)	22	447
Capital gains distributions	-	-	93	-	342

Total realized gain (loss) on investments
and capital gains distributions	257	(225)	(42)	22	789
Net unrealized appreciation
(depreciation) of investments	(153)	184	178	(16)	(293)

Net realized and unrealized gain (loss)
on investments	104	(41)	136	6	496

Net increase (decrease) in net assets
resulting from operations	$ 240	$ 565	$ 130	$ 1	$ 476

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING FMRSM	ING FMRSM
	ING Evergreen	ING Evergreen	ING FMRSM	Large Cap	Mid Cap
	Health Sciences	Omega	Diversified Mid	Growth	Growth
	Portfolio -	Portfolio -	Cap Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 6	$ 361	$ 10	$ 323	$ -

Total investment income	6	361	10	323	-
Expenses:
Mortality, expense risk
and other charges	12	641	26	913	11
Total expenses	12	641	26	913	11
Net investment income (loss)	(6)	(280)	(16)	(590)	(11)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	110	1,843	(8)	1,463	88
Capital gains distributions	62	941	16	-	-

Total realized gain (loss) on investments
and capital gains distributions	172	2,784	8	1,463	88
Net unrealized appreciation
(depreciation) of investments	(35)	9,431	479	3,795	(47)

Net realized and unrealized gain (loss)
on investments	137	12,215	487	5,258	41
Net increase (decrease) in net assets
resulting from operations	$ 131	$ 11,935	$ 471	$ 4,668	$ 30

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

		ING	ING JPMorgan		ING JPMorgan
	ING Global	International	Emerging	ING JPMorgan	Value
	Resources	Growth	Markets Equity	Small Cap Core	Opportunities
	Portfolio -	Opportunities	Portfolio -	Equity Portfolio	Portfolio -
	Institutional	Portfolio -	Institutional	- Institutional	Institutional
	Class	Service Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 15	$ 8	$ 53	$ 124	$ 662
Total investment income	15	8	53	124	662
Expenses:
Mortality, expense risk
and other charges	77	5	32	242	262
Total expenses	77	5	32	242	262
Net investment income (loss)	(62)	3	21	(118)	400

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	549	18	425	1,093	1,290
Capital gains distributions	1,160	136	10	2,024	2,423
Total realized gain (loss) on investments
and capital gains distributions	1,709	154	435	3,117	3,713
Net unrealized appreciation
(depreciation) of investments	1,736	(32)	1,205	(3,603)	(4,586)

Net realized and unrealized gain (loss)
on investments	3,445	122	1,640	(486)	(873)

Net increase (decrease) in net assets
resulting from operations	$ 3,383	$ 125	$ 1,661	$ (604)	$ (473)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			ING LifeStyle		ING LifeStyle
	ING Julius Baer	ING Legg	Aggressive	ING LifeStyle	Moderate
	Foreign	Mason Value	Growth	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class	Class

Net investment income (loss)
Income:
Dividends	$ 39	$ -	$ 29	$ 138	$ 63

Total investment income	39	-	29	138	63
Expenses:
Mortality, expense risk
and other charges	90	40	27	86	34
Total expenses	90	40	27	86	34
Net investment income (loss)	(51)	(40)	2	52	29

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	779	467	133	61	32
Capital gains distributions	935	68	144	320	105
Total realized gain (loss) on investments
and capital gains distributions	1,714	535	277	381	137
Net unrealized appreciation
(depreciation) of investments	277	(748)	(329)	(202)	(17)

Net realized and unrealized gain (loss)
on investments	1,991	(213)	(52)	179	120

Net increase (decrease) in net assets
resulting from operations	$ 1,940	$ (253)	$ (50)	$ 231	$ 149

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING LifeStyle Moderate Portfolio - Institutional Class	ING Limited Maturity Bond Portfolio - Service Class	ING Liquid Assets Portfolio - Institutional Class	ING Lord Abbett Affiliated Portfolio - Institutional Class	ING MarketPro Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$ 17	$ 302	$ 2,656	$ 4	$ 1
Total investment income	17	302	2,656	4	1
Expenses:
Mortality, expense risk
and other charges	6	89	339	1	-

Total expenses	6	89	339	1	-

Net investment income (loss)	11	213	2,317	3	1

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	16	12	-	1	(1)
Capital gains distributions	19	-	-	5	7
Total realized gain (loss) on investments
and capital gains distributions	35	12	-	6	6
Net unrealized appreciation
(depreciation) of investments	-	525	-	-	(3)
Net realized and unrealized gain (loss)
on investments	35	537	-	6	3
Net increase (decrease) in net assets
resulting from operations	$ 46	$ 750	$ 2,317	$ 9	$ 4

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING MarketStyle Growth Portfolio - Institutional Class	ING MarketStyle Moderate Growth Portfolio - Institutional Class	ING MarketStyle Moderate Portfolio - Institutional Class	ING Marsico Growth Portfolio - Institutional Class	ING Marsico International Opportunities Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$ 12	$ 34	$ 9	$ 1	$ 430
Total investment income	12	34	9	1	430
Expenses:
Mortality, expense risk
and other charges	2	6	1	40	214
Total expenses	2	6	1	40	214
Net investment income (loss)	10	28	8	(39)	216

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(14)	(177)	(4)	603	2,077
Capital gains distributions	69	145	25	-	2,215

Total realized gain (loss) on investments
and capital gains distributions	55	(32)	21	603	4,292
Net unrealized appreciation
(depreciation) of investments	(39)	(14)	(14)	196	1,809
Net realized and unrealized gain (loss)
on investments	16	(46)	7	799	6,101
Net increase (decrease) in net assets
resulting from operations	$ 26	$ (18)	$ 15	$ 760	$ 6,317

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING MFS Total Return Portfolio - Institutional Class	ING MFS Utilities Portfolio - Institutional Class	ING MFS Utilities Portfolio - Service Class	ING Oppenheimer Main Street Portfolio® - Institutional Class	ING Pioneer Fund Portfolio - Institutional Class

Net investment income (loss)
Income:
Dividends	$ 90	$ 36	$ 18	$ 7	$ 4
Total investment income	90	36	18	7	4
Expenses:
Mortality, expense risk
and other charges	22	25	12	4	-
Total expenses	22	25	12	4	-
Net investment income (loss)	68	11	6	3	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	69	328	323	18	15
Capital gains distributions	154	140	82	-	7
Total realized gain (loss) on investments
and capital gains distributions	223	468	405	18	22
Net unrealized appreciation
(depreciation) of investments	(154)	373	141	(10)	(11)
Net realized and unrealized gain (loss)
on investments	69	841	546	8	11
Net increase (decrease) in net assets
resulting from operations	$ 137	$ 852	$ 552	$ 11	$ 15

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			ING T. Rowe	ING T. Rowe
	ING Pioneer		Price Capital	Price Equity
	Mid Cap Value	ING Stock	Appreciation	Income	ING UBS U.S.
	Portfolio -	Index Portfolio	Portfolio -	Portfolio -	Allocation
	Institutional	- Institutional	Institutional	Institutional	Portfolio -
	Class	Class	Class	Class	Service Class

Net investment income (loss)
Income:
Dividends	$ 57	$ 1,612	$ 921	$ 178	$ 6
Total investment income	57	1,612	921	178	6
Expenses:
Mortality, expense risk
and other charges	45	625	285	70	1
Total expenses	45	625	285	70	1
Net investment income (loss)	12	987	636	108	5

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	323	2,680	555	511	(19)
Capital gains distributions	388	2,827	4,482	405	22
Total realized gain (loss) on investments
and capital gains distributions	711	5,507	5,037	916	3
Net unrealized appreciation
(depreciation) of investments	(432)	(1,953)	(4,043)	(761)	(7)
Net realized and unrealized gain (loss)
on investments	279	3,554	994	155	(4)
Net increase (decrease) in net assets
resulting from operations	$ 291	$ 4,541	$ 1,630	$ 263	$ 1

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING Van	ING Van			ING Wells
	Kampen	Kampen	ING Van	ING VP Index	Fargo Small
	Capital Growth	Growth and	Kampen Real	Plus	Cap Disciplined
	Portfolio -	Income	Estate Portfolio	International	Portfolio -
	Institutional	Portfolio -	- Institutional	Equity Portfolio	Institutional
	Class	Service Class	Class	- Service Class	Class

Net investment income (loss)
Income:
Dividends	$ -	$ 235	$ 103	$ -	$ -
Total investment income	-	235	103	-	-
Expenses:
Mortality, expense risk
and other charges	114	100	42	67	60
Total expenses	114	100	42	67	60
Net investment income (loss)	(114)	135	61	(67)	(60)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	949	(65)	866	223	209
Capital gains distributions	647	1,022	779	33	-
Total realized gain (loss) on investments
and capital gains distributions	1,596	957	1,645	256	209
Net unrealized appreciation
(depreciation) of investments	2,246	(759)	(2,897)	631	(528)
Net realized and unrealized gain (loss)
on investments	3,842	198	(1,252)	887	(319)
Net increase (decrease) in net assets
resulting from operations	$ 3,728	$ 333	$ (1,191)	$ 820	$ (379)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING American		ING American	ING Baron	ING Columbia
	Century Large	ING American	Century Small-	Small Cap	Small Cap
	Company Value	Century Select	Mid Cap Value	Growth	Value II
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 5	$ 6	$ 5	$ -	$ 7
Total investment income	5	6	5	-	7
Expenses:
Mortality, expense risk
and other charges	3	2	5	33	29
Total expenses	3	2	5	33	29
Net investment income (loss)	2	4	-	(33)	(22)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	32	117	11	431	302
Capital gains distributions	23	-	88	-	-
Total realized gain (loss) on investments
and capital gains distributions	55	117	99	431	302
Net unrealized appreciation
(depreciation) of investments	(66)	(50)	(113)	(130)	(151)
Net realized and unrealized gain (loss)
on investments	(11)	67	(14)	301	151
Net increase (decrease) in net assets
resulting from operations	$ (9)	$ 71	$ (14)	$ 268	$ 129

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			ING Legg	ING Lord
	ING		Mason Partners	Abbett U.S.	ING Neuberger
	Fundamental	ING JPMorgan	Aggressive	Government	Berman
	Research	Mid Cap Value	Growth	Securities	Partners
	Portfolio -	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 39	$ 78	$ -	$ 7	$ 2

Total investment income	39	78	-	7	2
Expenses:
Mortality, expense risk
and other charges	12	66	2	1	3
Total expenses	12	66	2	1	3
Net investment income (loss)	27	12	(2)	6	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	16	584	16	(1)	6
Capital gains distributions	218	503	-	-	25
Total realized gain (loss) on investments
and capital gains distributions	234	1,087	16	(1)	31
Net unrealized appreciation
(depreciation) of investments	(185)	(901)	(20)	-	(35)
Net realized and unrealized gain (loss)
on investments	49	186	(4)	(1)	(4)
Net increase (decrease) in net assets
resulting from operations	$ 76	$ 198	$ (6)	$ 5	$ (5)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

			ING		ING T. Rowe
	ING Neuberger		Oppenheimer		Price
	Berman	ING	Strategic	ING PIMCO	Diversified Mid
	Regency	Oppenheimer	Income	Total Return	Cap Growth
	Portfolio -	Global Portfolio	Portfolio -	Portfolio -	Portfolio -
	Initial Class	- Initial Class	Service Class	Initial Class	Initial Class

Net investment income (loss)
Income:
Dividends	$ 4	$ 641	$ 172	$ 271	$ 136
Total investment income	4	641	172	271	136
Expenses:
Mortality, expense risk
and other charges	2	383	24	47	443
Total expenses	2	383	24	47	443
Net investment income (loss)	2	258	148	224	(307)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	15	1,676	76	14	2,707
Capital gains distributions	1	2,400	-	-	6,251
Total realized gain (loss) on investments
and capital gains distributions	16	4,076	76	14	8,958
Net unrealized appreciation
(depreciation) of investments	(38)	(933)	57	424	70
Net realized and unrealized gain (loss)
on investments	(22)	3,143	133	438	9,028
Net increase (decrease) in net assets
resulting from operations	$ (20)	$ 3,401	$ 281	$ 662	$ 8,721

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING VP	ING VP
		ING Van	ING Van	Strategic	Strategic
	ING UBS U.S.	Kampen	Kampen Equity	Allocation	Allocation
	Large Cap	Comstock	and Income	Conservative	Growth
	Equity Portfolio	Portfolio -	Portfolio -	Portfolio - Class	Portfolio - Class
	- Initial Class	Initial Class	Initial Class	I	I

Net investment income (loss)
Income:
Dividends	$ 53	$ 157	$ 45	$ 2	$ 32
Total investment income	53	157	45	2	32
Expenses:
Mortality, expense risk
and other charges	45	66	12	-	10
Total expenses	45	66	12	-	10
Net investment income (loss)	8	91	33	2	22

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	176	292	104	-	31
Capital gains distributions	-	278	50	2	107
Total realized gain (loss) on investments
and capital gains distributions	176	570	154	2	138
Net unrealized appreciation
(depreciation) of investments	(141)	(924)	(146)	-	(82)
Net realized and unrealized gain (loss)
on investments	35	(354)	8	2	56
Net increase (decrease) in net assets
resulting from operations	$ 43	$ (263)	$ 41	$ 4	$ 78

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

	ING VP
	Strategic	ING VP
	Allocation	Growth and	ING VP Index	ING VP Index	ING VP Index
	Moderate	Income	Plus LargeCap	Plus MidCap	Plus SmallCap
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I	I

Net investment income (loss)
Income:
Dividends	$ 21	$ 28	$ 33	$ 120	$ 64
Total investment income	21	28	33	120	64
Expenses:
Mortality, expense risk
and other charges	5	2	16	107	101
Total expenses	5	2	16	107	101
Net investment income (loss)	16	26	17	13	(37)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	13	1	391	557	684
Capital gains distributions	36	-	-	1,152	1,420
Total realized gain (loss) on investments
and capital gains distributions	49	1	391	1,709	2,104
Net unrealized appreciation
(depreciation) of investments	(20)	2	(288)	(967)	(3,032)
Net realized and unrealized gain (loss)
on investments	29	3	103	742	(928)
Net increase (decrease) in net assets
resulting from operations	$ 45	$ 29	$ 120	$ 755	$ (965)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				ING VP
	ING VP Value	ING VP High	ING VP	MidCap
	Opportunity	Yield Bond	International	Opportunities	ING VP Real
	Portfolio - Class	Portfolio - Class	Value Portfolio	Portfolio - Class	Estate Portfolio
	I	I	- Class I	I	- Class S

Net investment income (loss)
Income:
Dividends	$ 34	$ 1,832	$ 498	$ -	$ 125
Total investment income	34	1,832	498	-	125
Expenses:
Mortality, expense risk
and other charges	9	147	177	98	30
Total expenses	9	147	177	98	30
Net investment income (loss)	25	1,685	321	(98)	95

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	65	114	2,565	1,185	308
Capital gains distributions	-	-	4,558	-	180
Total realized gain (loss) on investments
and capital gains distributions	65	114	7,123	1,185	488
Net unrealized appreciation
(depreciation) of investments	(28)	(1,495)	(3,920)	2,802	(1,482)
Net realized and unrealized gain (loss)
on investments	37	(1,381)	3,203	3,987	(994)
Net increase (decrease) in net assets
resulting from operations	$ 62	$ 304	$ 3,524	$ 3,889	$ (899)

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Operations For the year ended December 31, 2007 (Dollars in thousands)

				Neuberger
	ING VP			Berman AMT
	SmallCap	ING VP	ING VP	Socially
	Opportunities	Balanced	Intermediate	Responsive
	Portfolio - Class	Portfolio - Class	Bond Portfolio -	Portfolio® -
	I	I	Class I	Class I

Net investment income (loss)
Income:
Dividends	$ -	$ 314	$ 274	$ 2
Total investment income	-	314	274	2
Expenses:
Mortality, expense risk
and other charges	129	77	43	10
Total expenses	129	77	43	10
Net investment income (loss)	(129)	237	231	(8)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	1,801	69	(32)	234
Capital gains distributions	-	464	-	7
Total realized gain (loss) on investments
and capital gains distributions	1,801	533	(32)	241
Net unrealized appreciation
(depreciation) of investments	327	(197)	153	(118)
Net realized and unrealized gain (loss)
on investments	2,128	336	121	123
Net increase (decrease) in net assets
resulting from operations	$ 1,999	$ 573	$ 352	$ 115

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

		American	American
	American	Funds	Funds
	Funds	Insurance	Insurance	Fidelity® VIP
	Insurance	Series®	Series®	Equity-Income
	Series® Growth	Growth-Income	International	Portfolio -
	Fund - Class 2	Fund - Class 2	Fund - Class 2	Initial Class

Net assets at January 1, 2006	$ 39,452	$ 25,866	$ 26,342	$ 114,643

Increase (decrease) in net assets
Operations:
Net investment income (loss)	86	323	376	3,132
Total realized gain (loss) on investments
and capital gains distributions	780	941	759	17,967
Net unrealized appreciation (depreciation)
of investments	3,533	3,008	4,501	36
Net increase (decrease) in net assets from operations	4,399	4,272	5,636	21,135
Changes from principal transactions:
Premiums	10,216	7,428	4,994	9,731
Surrenders and withdrawals	(1,606)	(1,112)	(1,136)	(7,628)
Policy loans	(456)	(143)	(290)	(1,138)
Death benefits	(41)	(45)	(18)	(271)
Transfers between Divisions
(including fixed account), net	6,746	3,681	6,915	(3,231)
Policy charges	(2,927)	(1,992)	(1,902)	(6,736)
Increase (decrease) in net assets derived from
principal transactions	11,932	7,817	8,563	(9,273)
Total increase (decrease) in net assets	16,331	12,089	14,199	11,862
Net assets at December 31, 2006	55,783	37,955	40,541	126,505

Increase (decrease) in net assets
Operations:
Net investment income (loss)	88	387	458	1,432
Total realized gain (loss) on investments
and capital gains distributions	6,019	1,983	4,206	14,892
Net unrealized appreciation (depreciation)
of investments	424	(761)	4,103	(14,927)
Net increase (decrease) in net assets from operations	6,531	1,609	8,767	1,397
Changes from principal transactions:
Premiums	11,738	9,114	5,562	9,181
Surrenders and withdrawals	(2,173)	(1,357)	(1,670)	(7,213)
Policy loans	(441)	(329)	(435)	(1,248)
Death benefits	(118)	(68)	(114)	(319)
Transfers between Divisions
(including fixed account), net	123	5	5,811	(4,189)
Policy charges	(3,429)	(2,432)	(2,363)	(6,602)
Increase (decrease) in net assets derived from
principal transactions	5,700	4,933	6,791	(10,390)
Total increase (decrease) in net assets	12,231	6,542	15,558	(8,993)
Net assets at December 31, 2007	$ 68,014	$ 44,497	$ 56,099	$ 117,512

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

			Fidelity® VIP	ING
	Fidelity® VIP	Fidelity® VIP	Investment	AllianceBernstein
	Contrafund®	Index 500	Grade Bond	Mid Cap Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Institutional Class

Net assets at January 1, 2006	$ 119,867	$ 7,183	$ 21,869	$ 1,002

Increase (decrease) in net assets
Operations:
Net investment income (loss)	745	77	742	(9)
Total realized gain (loss) on investments
and capital gains distributions	14,121	474	(388)	167
Net unrealized appreciation (depreciation)
of investments	(1,919)	254	279	(213)

Net increase (decrease) in net assets from operations	12,947	805	633	(55)
Changes from principal transactions:
Premiums	12,686	128	828	204
Surrenders and withdrawals	(7,672)	(551)	(1,180)	(95)
Policy loans	(1,535)	(179)	(203)	(192)
Death benefits	(184)	(23)	(172)	(4)
Transfers between Divisions
(including fixed account), net	1,999	(1,923)	(3,242)	615
Policy charges	(7,257)	(279)	(1,406)	(122)

Increase (decrease) in net assets derived from
principal transactions	(1,963)	(2,827)	(5,375)	406

Total increase (decrease) in net assets	10,984	(2,022)	(4,742)	351

Net assets at December 31, 2006	130,851	5,161	17,127	1,353

Increase (decrease) in net assets
Operations:
Net investment income (loss)	436	136	606	(6)
Total realized gain (loss) on investments
and capital gains distributions	40,421	257	(225)	(42)
Net unrealized appreciation (depreciation)
of investments	(19,234)	(153)	184	178
Net increase (decrease) in net assets from operations	21,623	240	565	130
Changes from principal transactions:
Premiums	12,207	(15)	(5)	261
Surrenders and withdrawals	(8,470)	(296)	(984)	(36)
Policy loans	(1,792)	(86)	(218)	(12)
Death benefits	(226)	(36)	(55)	-
Transfers between Divisions
(including fixed account), net	(1,133)	(301)	(870)	137
Policy charges	(7,201)	(210)	(986)	(95)
Increase (decrease) in net assets derived from
principal transactions	(6,615)	(944)	(3,118)	255
Total increase (decrease) in net assets	15,008	(704)	(2,553)	385
Net assets at December 31, 2007	$ 145,859	$ 4,457	$ 14,574	$ 1,738

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

	ING BlackRock Large Cap	ING BlackRock	ING Evergreen	ING Evergreen
	Growth	Large Cap	Health Sciences	Omega
	Portfolio -	Value Portfolio	Portfolio -	Portfolio -
	Institutional	- Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net assets at January 1, 2006	$ -	$ 12,707	$ -	$ 113,310

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	4	(113)	(732)
Total realized gain (loss) on investments
and capital gains distributions	14	687	(2)	429
Net unrealized appreciation (depreciation)
of investments	-	1,119	79	5,760
Net increase (decrease) in net assets from operations	14	1,810	(36)	5,457
Changes from principal transactions:
Premiums	-	421	-	12,530
Surrenders and withdrawals	-	(835)	-	(7,761)
Policy loans	-	(269)	-	(1,184)
Death benefits	-	(33)	-	(184)
Transfers between Divisions
(including fixed account), net	244	(1,229)	1,348	(6,000)
Policy charges	-	(774)	-	(7,105)
Increase (decrease) in net assets derived from
principal transactions	244	(2,719)	1,348	(9,704)
Total increase (decrease) in net assets	258	(909)	1,312	(4,247)
Net assets at December 31, 2006	258	11,798	1,312	109,063

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5)	(20)	(6)	(280)
Total realized gain (loss) on investments
and capital gains distributions	22	789	172	2,784
Net unrealized appreciation (depreciation)
of investments	(16)	(293)	(35)	9,431
Net increase (decrease) in net assets from operations	1	476	131	11,935
Changes from principal transactions:
Premiums	-	-	285	10,886
Surrenders and withdrawals	-	(677)	(120)	(8,754)
Policy loans	-	(267)	3	(1,462)
Death benefits	-	(22)	-	(280)
Transfers between Divisions
(including fixed account), net	993	(474)	533	(4,625)
Policy charges	-	(607)	(88)	(6,683)
Increase (decrease) in net assets derived from
principal transactions	993	(2,047)	613	(10,918)
Total increase (decrease) in net assets	994	(1,571)	744	1,017
Net assets at December 31, 2007	$ 1,252	$ 10,227	$ 2,056	$ 110,080

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	ING FMRSM Large Cap Growth Portfolio - Institutional Class	ING FMRSM Mid Cap Growth Portfolio - Institutional Class	ING Global Resources Portfolio - Institutional Class

Net assets at January 1, 2006	$ -	$ 43,898	$ 2,910	$ 4,116

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(14)	(745)	(16)	(27)
Total realized gain (loss) on investments
and capital gains distributions	213	36	133	1,304
Net unrealized appreciation (depreciation)
of investments	(212)	854	(58)	(132)
Net increase (decrease) in net assets from operations	(13)	145	59	1,145
Changes from principal transactions:
Premiums	410	12,664	192	1,101
Surrenders and withdrawals	(83)	(7,438)	(109)	(223)
Policy loans	(20)	(1,168)	(24)	(42)
Death benefits	-	(221)	-	(1)
Transfers between Divisions
(including fixed account), net	3,352	110,398	(558)	4,226
Policy charges	(121)	(7,453)	(201)	(437)
Increase (decrease) in net assets derived from
principal transactions	3,538	106,782	(700)	4,624
Total increase (decrease) in net assets	3,525	106,927	(641)	5,769
Net assets at December 31, 2006	3,525	150,825	2,269	9,885

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(16)	(590)	(11)	(62)
Total realized gain (loss) on investments
and capital gains distributions	8	1,463	88	1,709
Net unrealized appreciation (depreciation)
of investments	479	3,795	(47)	1,736
Net increase (decrease) in net assets from operations	471	4,668	30	3,383
Changes from principal transactions:
Premiums	628	13,880	(10)	1,350
Surrenders and withdrawals	(282)	(11,133)	(130)	(490)
Policy loans	(47)	(1,628)	(23)	(106)
Death benefits	(19)	(556)	(1)	(23)
Transfers between Divisions
(including fixed account), net	517	(8,582)	(123)	1,736
Policy charges	(217)	(8,869)	(118)	(612)
Increase (decrease) in net assets derived from
principal transactions	580	(16,888)	(405)	1,855
Total increase (decrease) in net assets	1,051	(12,220)	(375)	5,238
Net assets at December 31, 2007	$ 4,576	$ 138,605	$ 1,894	$ 15,123

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

	ING International Growth Opportunities Portfolio - Service Class	ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	ING JPMorgan Value Opportunities Portfolio - Institutional Class

Net assets at January 1, 2006	$ 709	$ -	$ 36,407	$ 41,346

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10	(1)	(228)	28
Total realized gain (loss) on investments
and capital gains distributions	142	(5)	1,714	891
Net unrealized appreciation (depreciation)
of investments	3	252	4,159	6,712
Net increase (decrease) in net assets from operations	155	246	5,645	7,631
Changes from principal transactions:
Premiums	36	78	4,754	3,851
Surrenders and withdrawals	(3)	(3)	(1,959)	(2,762)
Policy loans	(10)	(9)	(472)	(535)
Death benefits	-	(2)	(40)	(99)
Transfers between Divisions
(including fixed account), net	(32)	1,694	(3,377)	(1,817)
Policy charges	(57)	(33)	(2,286)	(2,757)
Increase (decrease) in net assets derived from
principal transactions	(66)	1,725	(3,380)	(4,119)
Total increase (decrease) in net assets	89	1,971	2,265	3,512
Net assets at December 31, 2006	798	1,971	38,672	44,858

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	21	(118)	400
Total realized gain (loss) on investments
and capital gains distributions	154	435	3,117	3,713
Net unrealized appreciation (depreciation)
of investments	(32)	1,205	(3,603)	(4,586)
Net increase (decrease) in net assets from operations	125	1,661	(604)	(473)
Changes from principal transactions:
Premiums	-	548	4,177	3,519
Surrenders and withdrawals	(8)	(375)	(2,542)	(2,649)
Policy loans	(4)	(29)	(572)	(681)
Death benefits	-	(1)	(78)	(229)
Transfers between Divisions
(including fixed account), net	(142)	5,264	(2,755)	(1,131)
Policy charges	(42)	(241)	(2,078)	(2,668)
Increase (decrease) in net assets derived from
principal transactions	(196)	5,166	(3,848)	(3,839)
Total increase (decrease) in net assets	(71)	6,827	(4,452)	(4,312)
Net assets at December 31, 2007	$ 727	$ 8,798	$ 34,220	$ 40,546

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

			ING LifeStyle
	ING Julius Baer	ING Legg	Aggressive	ING LifeStyle
	Foreign	Mason Value	Growth	Growth
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net assets at January 1, 2006	$ 3,449	$ 3,984	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(48)	(36)	(5)	(12)
Total realized gain (loss) on investments
and capital gains distributions	142	132	34	17
Net unrealized appreciation (depreciation)
of investments	1,624	215	209	516
Net increase (decrease) in net assets from operations	1,718	311	238	521
Changes from principal transactions:
Premiums	1,191	900	357	903
Surrenders and withdrawals	(140)	(127)	(56)	(291)
Policy loans	(49)	(47)	(2)	(34)
Death benefits	(4)	-	-	-
Transfers between Divisions
(including fixed account), net	4,543	863	2,270	6,920
Policy charges	(449)	(252)	(85)	(188)
Increase (decrease) in net assets derived from
principal transactions	5,092	1,337	2,484	7,310
Total increase (decrease) in net assets	6,810	1,648	2,722	7,831
Net assets at December 31, 2006	10,259	5,632	2,722	7,831

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(51)	(40)	2	52
Total realized gain (loss) on investments
and capital gains distributions	1,714	535	277	381
Net unrealized appreciation (depreciation)
of investments	277	(748)	(329)	(202)
Net increase (decrease) in net assets from operations	1,940	(253)	(50)	231
Changes from principal transactions:
Premiums	1,796	817	1,373	2,456
Surrenders and withdrawals	(371)	(196)	(1,225)	(181)
Policy loans	(105)	(31)	(23)	(180)
Death benefits	(50)	(26)	-	(2)
Transfers between Divisions
(including fixed account), net	4,156	(1,363)	3,838	6,755
Policy charges	(787)	(257)	(343)	(782)
Increase (decrease) in net assets derived from
principal transactions	4,639	(1,056)	3,620	8,066
Total increase (decrease) in net assets	6,579	(1,309)	3,570	8,297
Net assets at December 31, 2007	$ 16,838	$ 4,323	$ 6,292	$ 16,128

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Statements of Changes in Net Assets For the years ended December 31, 2007 and 2006 (Dollars in thousands)

	ING LifeStyle Moderate	ING LifeStyle
	Growth	Moderate	ING Limited	ING Liquid
	Portfolio -	Portfolio -	Maturity Bond	Assets Portfolio
	Institutional	Institutional	Portfolio -	- Institutional
	Class	Class	Service Class	Class

Net assets at January 1, 2006	$ -	$ -	$ 598	$ 51,757

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	3	458	2,122
Total realized gain (loss) on investments
and capital gains distributions	12	25	(23)	-
Net unrealized appreciation (depreciation)
of investments	154	20	(49)	-
Net increase (decrease) in net assets from operations	166	48	386	2,122
Changes from principal transactions:
Premiums	253	70	1,459	16,399
Surrenders and withdrawals	(54)	-	(393)	(4,752)
Policy loans	-	-	(100)	(55)
Death benefits	-	-	(16)	(315)
Transfers between Divisions
(including fixed account), net	2,454	601	12,911	(10,097)
Policy charges	(84)	(21)	(657)	(4,336)
Increase (decrease) in net assets derived from
principal transactions	2,569	650	13,204	(3,156)
Total increase (decrease) in net assets	2,735	698	13,590	(1,034)
Net assets at December 31, 2006	2,735	698	14,188	50,723

Increase (decrease) in net assets
Operations:
Net investment income (loss)	29	11	213	2,317
Total realized gain (loss) on investments
and capital gains distributions	137	35	12	-
Net unrealized appreciation (depreciation)
of investments	(17)	-	525	-
Net increase (decrease) in net assets from operations	149	46	750	2,317
Changes from principal transactions:
Premiums	1,158	311	2,147	15,492
Surrenders and withdrawals	(60)	(42)	(820)	(6,429)
Policy loans	(31)	(7)	(156)	(391)
Death benefits	(5)	-	(21)	(270)
Transfers between Divisions
(including fixed account), net	3,051	704	193	(3,301)
Policy charges	(272)	(82)	(919)	(4,132)
Increase (decrease) in net assets derived from
principal transactions	3,841	884	424	969
Total increase (decrease) in net assets	3,990	930	1,174	3,286
Net assets at December 31, 2007	$ 6,725	$ 1,628	$ 15,362	$ 54,009

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING Lord		ING
	Abbett		MarketStyle	ING MarketStyle
	Affiliated	ING MarketPro	Growth	Moderate
	Portfolio -	Portfolio -	Portfolio -	Growth Portfolio
	Institutional	Institutional	Institutional	- Institutional
	Class	Class	Class	Class

Net assets at January 1, 2006	$ 221	$ -	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	-	(1)	(1)
Total realized gain (loss) on investments
and capital gains distributions	40	-	(3)	7
Net unrealized appreciation (depreciation)
of investments	(14)	3	39	14
Net increase (decrease) in net assets from operations	27	3	35	20
Changes from principal transactions:
Premiums	15	2	56	12
Surrenders and withdrawals	(12)	-	(4)	-
Policy loans	(1)	2	(10)	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	4	50	393	207
Policy charges	(20)	(6)	(12)	(11)
Increase (decrease) in net assets derived from
principal transactions	(14)	48	423	208
Total increase (decrease) in net assets	13	51	458	228
Net assets at December 31, 2006	234	51	458	228

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	1	10	28
Total realized gain (loss) on investments
and capital gains distributions	6	6	55	(32)
Net unrealized appreciation (depreciation)
of investments	-	(3)	(39)	(14)
Net increase (decrease) in net assets from operations	9	4	26	(18)
Changes from principal transactions:
Premiums	-	28	114	64
Surrenders and withdrawals	(5)	-	-	(6)
Policy loans	(2)	-	-	(3)
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	(32)	(74)	(573)	(237)
Policy charges	(12)	(9)	(25)	(28)
Increase (decrease) in net assets derived from
principal transactions	(51)	(55)	(484)	(210)
Total increase (decrease) in net assets	(42)	(51)	(458)	(228)
Net assets at December 31, 2007	$ 192	$ -	$ -	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING		ING Marsico
	MarketStyle	ING Marsico	International	ING MFS Total
	Moderate	Growth	Opportunities	Return
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Institutional	Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net assets at January 1, 2006	$ -	$ 4,142	$ 31,000	$ 1,911

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(33)	(192)	39
Total realized gain (loss) on investments
and capital gains distributions	(1)	122	1,166	87
Net unrealized appreciation (depreciation)
of investments	14	128	5,894	206
Net increase (decrease) in net assets from operations	13	217	6,868	332
Changes from principal transactions:
Premiums	13	938	2,956	558
Surrenders and withdrawals	(30)	(46)	(2,036)	(122)
Policy loans	-	(11)	(375)	10
Death benefits	-	(5)	(40)	-
Transfers between Divisions
(including fixed account), net	280	433	(1,505)	819
Policy charges	(10)	(275)	(2,006)	(208)
Increase (decrease) in net assets derived from
principal transactions	253	1,034	(3,006)	1,057
Total increase (decrease) in net assets	266	1,251	3,862	1,389
Net assets at December 31, 2006	266	5,393	34,862	3,300

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	(39)	216	68
Total realized gain (loss) on investments
and capital gains distributions	21	603	4,292	223
Net unrealized appreciation (depreciation)
of investments	(14)	196	1,809	(154)
Net increase (decrease) in net assets from operations	15	760	6,317	137
Changes from principal transactions:
Premiums	71	921	2,647	791
Surrenders and withdrawals	-	(262)	(2,261)	(121)
Policy loans	-	(33)	(477)	(30)
Death benefits	-	(5)	(35)	(1)
Transfers between Divisions
(including fixed account), net	(334)	23	(1,377)	(185)
Policy charges	(18)	(319)	(1,916)	(252)
Increase (decrease) in net assets derived from
principal transactions	(281)	325	(3,419)	202
Total increase (decrease) in net assets	(266)	1,085	2,898	339
Net assets at December 31, 2007	$ -	$ 6,478	$ 37,760	$ 3,639

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING
	ING MFS		Oppenheimer
	Utilities	ING MFS	Main Street	ING Pioneer
	Portfolio -	Utilities	Portfolio® -	Fund Portfolio -
	Institutional	Portfolio -	Institutional	Institutional
	Class	Service Class	Class	Class

Net assets at January 1, 2006	$ 1,796	$ 661	$ 78	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	(4)	3	-
Total realized gain (loss) on investments
and capital gains distributions	44	19	5	(1)
Net unrealized appreciation (depreciation)
of investments	497	300	26	14
Net increase (decrease) in net assets from operations	531	315	34	13
Changes from principal transactions:
Premiums	72	186	45	-
Surrenders and withdrawals	(188)	(7)	-	-
Policy loans	8	(2)	-	-
Death benefits	(9)	-	-	-
Transfers between Divisions
(including fixed account), net	450	867	312	231
Policy charges	(113)	(65)	(14)	-
Increase (decrease) in net assets derived from
principal transactions	220	979	343	231
Total increase (decrease) in net assets	751	1,294	377	244
Net assets at December 31, 2006	2,547	1,955	455	244

Increase (decrease) in net assets
Operations:
Net investment income (loss)	11	6	3	4
Total realized gain (loss) on investments
and capital gains distributions	468	405	18	22
Net unrealized appreciation (depreciation)
of investments	373	141	(10)	(11)
Net increase (decrease) in net assets from operations	852	552	11	15
Changes from principal transactions:
Premiums	196	274	92	-
Surrenders and withdrawals	(188)	(39)	(123)	-
Policy loans	(54)	(21)	(3)	-
Death benefits	(7)	-	-	-
Transfers between Divisions
(including fixed account), net	1,602	343	237	23
Policy charges	(208)	(137)	(31)	-
Increase (decrease) in net assets derived from
principal transactions	1,341	420	172	23
Total increase (decrease) in net assets	2,193	972	183	38
Net assets at December 31, 2007	$ 4,740	$ 2,927	$ 638	$ 282

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING T. Rowe	ING T. Rowe
	ING Pioneer		Price Capital	Price Equity
	Mid Cap Value	ING Stock	Appreciation	Income
	Portfolio -	Index Portfolio	Portfolio -	Portfolio -
	Institutional	- Institutional	Institutional	Institutional
	Class	Class	Class	Class

Net assets at January 1, 2006	$ 5,696	$ 89,735	$ 30,204	$ 7,513

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(19)	852	294	78
Total realized gain (loss) on investments
and capital gains distributions	58	1,997	2,887	414
Net unrealized appreciation (depreciation)
of investments	642	9,995	1,444	1,039
Net increase (decrease) in net assets from operations	681	12,844	4,625	1,531
Changes from principal transactions:
Premiums	1,197	12,459	4,981	1,420
Surrenders and withdrawals	(207)	(4,985)	(2,009)	(358)
Policy loans	(51)	(1,034)	(200)	(108)
Death benefits	(5)	(190)	(228)	(44)
Transfers between Divisions
(including fixed account), net	(319)	(4,674)	4,537	1,038
Policy charges	(381)	(6,717)	(2,229)	(561)
Increase (decrease) in net assets derived from
principal transactions	234	(5,141)	4,852	1,387
Total increase (decrease) in net assets	915	7,703	9,477	2,918
Net assets at December 31, 2006	6,611	97,438	39,681	10,431

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	987	636	108
Total realized gain (loss) on investments
and capital gains distributions	711	5,507	5,037	916
Net unrealized appreciation (depreciation)
of investments	(432)	(1,953)	(4,043)	(761)
Net increase (decrease) in net assets from operations	291	4,541	1,630	263
Changes from principal transactions:
Premiums	1,104	10,607	5,952	1,450
Surrenders and withdrawals	(251)	(6,483)	(1,690)	(499)
Policy loans	(130)	(1,163)	(542)	(104)
Death benefits	(2)	(238)	(100)	(219)
Transfers between Divisions
(including fixed account), net	298	(2,480)	8,380	225
Policy charges	(437)	(6,362)	(2,700)	(642)
Increase (decrease) in net assets derived from
principal transactions	582	(6,119)	9,300	211
Total increase (decrease) in net assets	873	(1,578)	10,930	474
Net assets at December 31, 2007	$ 7,484	$ 95,860	$ 50,611	$ 10,905

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING Van	ING Van
		Kampen	Kampen	ING Van
	ING UBS U.S.	Capital Growth	Growth and	Kampen Real
	Allocation	Portfolio -	Income	Estate Portfolio
	Portfolio -	Institutional	Portfolio -	- Institutional
	Service Class	Class	Service Class	Class

Net assets at January 1, 2006	$ 19	$ 22,799	$ 926	$ 8,716

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(128)	103	79
Total realized gain (loss) on investments
and capital gains distributions	1	1,287	1,299	1,667
Net unrealized appreciation (depreciation)
of investments	2	(546)	50	1,165
Net increase (decrease) in net assets from operations	3	613	1,452	2,911
Changes from principal transactions:
Premiums	21	1,054	1,330	478
Surrenders and withdrawals	-	(1,430)	(948)	(449)
Policy loans	-	(271)	(73)	(254)
Death benefits	-	(38)	(16)	(26)
Transfers between Divisions
(including fixed account), net	(4)	(1,413)	14,368	(1,255)
Policy charges	(7)	(1,628)	(731)	(653)
Increase (decrease) in net assets derived from
principal transactions	10	(3,726)	13,930	(2,159)
Total increase (decrease) in net assets	13	(3,113)	15,382	752
Net assets at December 31, 2006	32	19,686	16,308	9,468

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	(114)	135	61
Total realized gain (loss) on investments
and capital gains distributions	3	1,596	957	1,645
Net unrealized appreciation (depreciation)
of investments	(7)	2,246	(759)	(2,897)
Net increase (decrease) in net assets from operations	1	3,728	333	(1,191)
Changes from principal transactions:
Premiums	44	-	1,700	-
Surrenders and withdrawals	-	(1,143)	(1,101)	(331)
Policy loans	-	(332)	(176)	(202)
Death benefits	-	(72)	(61)	(11)
Transfers between Divisions
(including fixed account), net	1	(920)	(1,337)	(2,364)
Policy charges	(12)	(1,329)	(989)	(463)
Increase (decrease) in net assets derived from
principal transactions	33	(3,796)	(1,964)	(3,371)
Total increase (decrease) in net assets	34	(68)	(1,631)	(4,562)
Net assets at December 31, 2007	$ 66	$ 19,618	$ 14,677	$ 4,906

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING Wells
	ING VP Index	Fargo Small	ING American
	Plus	Cap Disciplined	Century Large	ING American
	International	Portfolio -	Company Value	Century Select
	Equity Portfolio	Institutional	Portfolio -	Portfolio -
	- Service Class	Class	Initial Class	Initial Class

Net assets at January 1, 2006	$ -	$ -	$ 428	$ 1,179

Increase (decrease) in net assets
Operations:
Net investment income (loss)	61	4	1	5
Total realized gain (loss) on investments
and capital gains distributions	228	186	32	9
Net unrealized appreciation (depreciation)
of investments	626	336	57	(49)
Net increase (decrease) in net assets from operations	915	526	90	(35)
Changes from principal transactions:
Premiums	43	935	72	33
Surrenders and withdrawals	(408)	(385)	-	(100)
Policy loans	(102)	(107)	-	(10)
Death benefits	(10)	(13)	-	(11)
Transfers between Divisions
(including fixed account), net	10,608	10,369	7	(82)
Policy charges	(336)	(448)	(41)	(62)
Increase (decrease) in net assets derived from
principal transactions	9,795	10,351	38	(232)
Total increase (decrease) in net assets	10,710	10,877	128	(267)
Net assets at December 31, 2006	10,710	10,877	556	912

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(67)	(60)	2	4
Total realized gain (loss) on investments
and capital gains distributions	256	209	55	117
Net unrealized appreciation (depreciation)
of investments	631	(528)	(66)	(50)
Net increase (decrease) in net assets from operations	820	(379)	(9)	71
Changes from principal transactions:
Premiums	128	1,293	-	-
Surrenders and withdrawals	(810)	(617)	(19)	(37)
Policy loans	(118)	(167)	-	(16)
Death benefits	(77)	(14)	-	(5)
Transfers between Divisions
(including fixed account), net	428	(1,290)	(192)	(908)
Policy charges	(516)	(630)	(19)	(17)
Increase (decrease) in net assets derived from
principal transactions	(965)	(1,425)	(230)	(983)
Total increase (decrease) in net assets	(145)	(1,804)	(239)	(912)
Net assets at December 31, 2007	$ 10,565	$ 9,073	$ 317	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING American	ING Baron	ING Columbia	ING
	Century Small-	Small Cap	Small Cap	Fundamental
	Mid Cap Value	Growth	Value II	Research
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net assets at January 1, 2006	$ 917	$ 2,102	$ -	$ 2,427

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(22)	(18)	(9)
Total realized gain (loss) on investments
and capital gains distributions	(8)	95	(21)	46
Net unrealized appreciation (depreciation)
of investments	135	375	123	215
Net increase (decrease) in net assets from operations	120	448	84	252
Changes from principal transactions:
Premiums	85	673	428	100
Surrenders and withdrawals	(16)	(96)	(126)	(131)
Policy loans	(101)	(15)	(175)	(21)
Death benefits	-	(3)	(2)	(5)
Transfers between Divisions
(including fixed account), net	(61)	1,562	4,419	(223)
Policy charges	(58)	(233)	(161)	(160)
Increase (decrease) in net assets derived from
principal transactions	(151)	1,888	4,383	(440)
Total increase (decrease) in net assets	(31)	2,336	4,467	(188)
Net assets at December 31, 2006	886	4,438	4,467	2,239

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(33)	(22)	27
Total realized gain (loss) on investments
and capital gains distributions	99	431	302	234
Net unrealized appreciation (depreciation)
of investments	(113)	(130)	(151)	(185)
Net increase (decrease) in net assets from operations	(14)	268	129	76
Changes from principal transactions:
Premiums	-	862	693	-
Surrenders and withdrawals	(17)	(188)	(168)	(92)
Policy loans	(4)	(38)	(67)	(21)
Death benefits	-	-	(1)	-
Transfers between Divisions
(including fixed account), net	(231)	1,460	(201)	(2,087)
Policy charges	(31)	(309)	(244)	(115)
Increase (decrease) in net assets derived from
principal transactions	(283)	1,787	12	(2,315)
Total increase (decrease) in net assets	(297)	2,055	141	(2,239)
Net assets at December 31, 2007	$ 589	$ 6,493	$ 4,608	$ -

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

		ING Legg	ING Lord
		Mason Partners	Abbett U.S.	ING Neuberger
	ING JPMorgan	Aggressive	Government	Berman
	Mid Cap Value	Growth	Securities	Partners
	Portfolio -	Portfolio -	Portfolio -	Portfolio -
	Initial Class	Initial Class	Initial Class	Initial Class

Net assets at January 1, 2006	$ 6,973	$ 304	$ -	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(53)	(2)	2	-
Total realized gain (loss) on investments
and capital gains distributions	237	31	3	-
Net unrealized appreciation (depreciation)
of investments	1,054	1	(1)	4
Net increase (decrease) in net assets from operations	1,238	30	4	4
Changes from principal transactions:
Premiums	1,720	40	18	-
Surrenders and withdrawals	(360)	(7)	-	-
Policy loans	(67)	(3)	-	-
Death benefits	(6)	-	-	-
Transfers between Divisions
(including fixed account), net	902	(3)	37	35
Policy charges	(596)	(41)	(3)	(2)
Increase (decrease) in net assets derived from
principal transactions	1,593	(14)	52	33
Total increase (decrease) in net assets	2,831	16	56	37
Net assets at December 31, 2006	9,804	320	56	37

Increase (decrease) in net assets
Operations:
Net investment income (loss)	12	(2)	6	(1)
Total realized gain (loss) on investments
and capital gains distributions	1,087	16	(1)	31
Net unrealized appreciation (depreciation)
of investments	(901)	(20)	-	(35)
Net increase (decrease) in net assets from operations	198	(6)	5	(5)
Changes from principal transactions:
Premiums	1,716	-	10	96
Surrenders and withdrawals	(387)	(6)	(11)	(24)
Policy loans	(116)	(1)	-	-
Death benefits	(31)	-	(3)	-
Transfers between Divisions
(including fixed account), net	(367)	(35)	68	540
Policy charges	(625)	(21)	(4)	(26)
Increase (decrease) in net assets derived from
principal transactions	190	(63)	60	586
Total increase (decrease) in net assets	388	(69)	65	581
Net assets at December 31, 2007	$ 10,192	$ 251	$ 121	$ 618

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING
	ING Neuberger		Oppenheimer
	Berman	ING	Strategic	ING PIMCO
	Regency	Oppenheimer	Income	Total Return
	Portfolio -	Global Portfolio	Portfolio -	Portfolio -
	Initial Class	- Initial Class	Service Class	Initial Class

Net assets at January 1, 2006	$ -	$ 51,836	$ 305	$ 3,727

Increase (decrease) in net assets
Operations:
Net investment income (loss)	-	(326)	(7)	60
Total realized gain (loss) on investments
and capital gains distributions	-	1,111	4	(3)
Net unrealized appreciation (depreciation)
of investments	3	7,861	118	125
Net increase (decrease) in net assets from operations	3	8,646	115	182
Changes from principal transactions:
Premiums	3	6,714	152	889
Surrenders and withdrawals	-	(3,537)	(62)	(201)
Policy loans	-	(780)	(20)	(35)
Death benefits	-	(83)	(3)	(41)
Transfers between Divisions
(including fixed account), net	35	(1,567)	1,941	1,518
Policy charges	(1)	(3,529)	(90)	(302)
Increase (decrease) in net assets derived from
principal transactions	37	(2,782)	1,918	1,828
Total increase (decrease) in net assets	40	5,864	2,033	2,010
Net assets at December 31, 2006	40	57,700	2,338	5,737

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	258	148	224
Total realized gain (loss) on investments
and capital gains distributions	16	4,076	76	14
Net unrealized appreciation (depreciation)
of investments	(38)	(933)	57	424
Net increase (decrease) in net assets from operations	(20)	3,401	281	662
Changes from principal transactions:
Premiums	77	6,566	600	1,092
Surrenders and withdrawals	(15)	(4,280)	(91)	(253)
Policy loans	-	(942)	(14)	(54)
Death benefits	-	(108)	(3)	(6)
Transfers between Divisions
(including fixed account), net	372	(1,107)	2,210	2,102
Policy charges	(20)	(3,490)	(242)	(414)
Increase (decrease) in net assets derived from
principal transactions	414	(3,361)	2,460	2,467
Total increase (decrease) in net assets	394	40	2,741	3,129
Net assets at December 31, 2007	$ 434	$ 57,740	$ 5,079	$ 8,866

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING T. Rowe Price		ING Van	ING Van
	Diversified Mid	ING UBS U.S.	Kampen	Kampen Equity
	Cap Growth	Large Cap	Comstock	and Income
	Portfolio -	Equity Portfolio	Portfolio -	Portfolio -
	Initial Class	- Initial Class	Initial Class	Initial Class

Net assets at January 1, 2006	$ 71,647	$ 6,273	$ 7,295	$ 1,114

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(452)	12	28	20
Total realized gain (loss) on investments
and capital gains distributions	2,840	60	691	85
Net unrealized appreciation (depreciation)
of investments	3,324	792	526	73
Net increase (decrease) in net assets from operations	5,712	864	1,245	178
Changes from principal transactions:
Premiums	9,137	810	1,625	410
Surrenders and withdrawals	(4,111)	(333)	(323)	(86)
Policy loans	(941)	(49)	(51)	(1)
Death benefits	(113)	(21)	(1)	-
Transfers between Divisions
(including fixed account), net	(5,766)	76	246	347
Policy charges	(4,766)	(416)	(530)	(100)
Increase (decrease) in net assets derived from
principal transactions	(6,560)	67	966	570
Total increase (decrease) in net assets	(848)	931	2,211	748
Net assets at December 31, 2006	70,799	7,204	9,506	1,862

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(307)	8	91	33
Total realized gain (loss) on investments
and capital gains distributions	8,958	176	570	154
Net unrealized appreciation (depreciation)
of investments	70	(141)	(924)	(146)
Net increase (decrease) in net assets from operations	8,721	43	(263)	41
Changes from principal transactions:
Premiums	8,010	812	1,620	281
Surrenders and withdrawals	(5,489)	(382)	(292)	(47)
Policy loans	(1,203)	(159)	(128)	(1)
Death benefits	(141)	(9)	(28)	(3)
Transfers between Divisions
(including fixed account), net	(4,174)	(8)	(329)	(16)
Policy charges	(4,456)	(434)	(528)	(98)
Increase (decrease) in net assets derived from
principal transactions	(7,453)	(180)	315	116
Total increase (decrease) in net assets	1,268	(137)	52	157
Net assets at December 31, 2007	$ 72,067	$ 7,067	$ 9,558	$ 2,019

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP Strategic Allocation Conservative Portfolio - Class I	ING VP Strategic Allocation Growth Portfolio - Class I	ING VP Strategic Allocation Moderate Portfolio - Class I	ING VP Growth and Income Portfolio - Class I

Net assets at January 1, 2006	$ 232	$ 2,587	$ 1,328	$ -

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3	32	23	-
Total realized gain (loss) on investments
and capital gains distributions	6	174	66	-
Net unrealized appreciation (depreciation)
of investments	(1)	57	21	-
Net increase (decrease) in net assets from operations	8	263	110	-
Changes from principal transactions:
Premiums	13	409	281	-
Surrenders and withdrawals	(118)	(60)	(152)	-
Policy loans	-	(22)	(1)	-
Death benefits	-	-	-	-
Transfers between Divisions
(including fixed account), net	(52)	(1,178)	(536)	-
Policy charges	(11)	(166)	(100)	-
Increase (decrease) in net assets derived from
principal transactions	(168)	(1,017)	(508)	-
Total increase (decrease) in net assets	(160)	(754)	(398)	-
Net assets at December 31, 2006	72	1,833	930	-

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	22	16	26
Total realized gain (loss) on investments
and capital gains distributions	2	138	49	1
Net unrealized appreciation (depreciation)
of investments	-	(82)	(20)	2
Net increase (decrease) in net assets from operations	4	78	45	29
Changes from principal transactions:
Premiums	-	-	-	-
Surrenders and withdrawals	-	(31)	(20)	(11)
Policy loans	-	(6)	-	(2)
Death benefits	-	-	(73)	-
Transfers between Divisions
(including fixed account), net	(6)	(213)	(13)	1,973
Policy charges	(6)	(65)	(49)	(17)
Increase (decrease) in net assets derived from
principal transactions	(12)	(315)	(155)	1,943
Total increase (decrease) in net assets	(8)	(237)	(110)	1,972
Net assets at December 31, 2007	$ 64	$ 1,596	$ 820	$ 1,972

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

	ING VP Index	ING VP Index	ING VP Index	ING VP Value
	Plus LargeCap	Plus MidCap	Plus SmallCap	Opportunity
	Portfolio - Class	Portfolio - Class	Portfolio - Class	Portfolio - Class
	I	I	I	I

Net assets at January 1, 2006	$ 1,764	$ 10,710	$ 9,190	$ 2,342

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	(16)	(43)	21
Total realized gain (loss) on investments
and capital gains distributions	76	1,103	766	29
Net unrealized appreciation (depreciation)
of investments	201	(63)	653	263
Net increase (decrease) in net assets from operations	285	1,024	1,376	313
Changes from principal transactions:
Premiums	458	2,018	1,746	117
Surrenders and withdrawals	(36)	(409)	(311)	(100)
Policy loans	6	(49)	(120)	(28)
Death benefits	-	(5)	-	-
Transfers between Divisions
(including fixed account), net	267	2,036	2,781	(395)
Policy charges	(166)	(747)	(655)	(157)
Increase (decrease) in net assets derived from
principal transactions	529	2,844	3,441	(563)
Total increase (decrease) in net assets	814	3,868	4,817	(250)
Net assets at December 31, 2006	2,578	14,578	14,007	2,092

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17	13	(37)	25
Total realized gain (loss) on investments
and capital gains distributions	391	1,709	2,104	65
Net unrealized appreciation (depreciation)
of investments	(288)	(967)	(3,032)	(28)
Net increase (decrease) in net assets from operations	120	755	(965)	62
Changes from principal transactions:
Premiums	464	1,906	1,665	-
Surrenders and withdrawals	(134)	(578)	(469)	(89)
Policy loans	(30)	(117)	(105)	(30)
Death benefits	(81)	(80)	(57)	(6)
Transfers between Divisions
(including fixed account), net	25	(189)	(282)	(155)
Policy charges	(190)	(792)	(688)	(121)
Increase (decrease) in net assets derived from
principal transactions	54	150	64	(401)
Total increase (decrease) in net assets	174	905	(901)	(339)
Net assets at December 31, 2007	$ 2,752	$ 15,483	$ 13,106	$ 1,753

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

			ING VP
	ING VP High	ING VP	MidCap
	Yield Bond	International	Opportunities	ING VP Real
	Portfolio - Class	Value Portfolio	Portfolio - Class	Estate Portfolio
	I	- Class I	I	- Class S

Net assets at January 1, 2006	$ 3,912	$ 31,244	$ 20,569	$ 935

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,054	549	(116)	34
Total realized gain (loss) on investments
and capital gains distributions	(104)	4,559	1,009	161
Net unrealized appreciation (depreciation)
of investments	497	2,698	476	480
Net increase (decrease) in net assets from operations	1,447	7,806	1,369	675
Changes from principal transactions:
Premiums	1,972	1,201	934	533
Surrenders and withdrawals	(1,329)	(1,677)	(1,368)	(69)
Policy loans	(219)	(350)	(279)	(23)
Death benefits	(31)	(20)	(10)	-
Transfers between Divisions
(including fixed account), net	18,599	(5,477)	(2,215)	2,578
Policy charges	(1,169)	(1,627)	(1,491)	(190)
Increase (decrease) in net assets derived from
principal transactions	17,823	(7,950)	(4,429)	2,829
Total increase (decrease) in net assets	19,270	(144)	(3,060)	3,504
Net assets at December 31, 2006	23,182	31,100	17,509	4,439

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,685	321	(98)	95
Total realized gain (loss) on investments
and capital gains distributions	114	7,123	1,185	488
Net unrealized appreciation (depreciation)
of investments	(1,495)	(3,920)	2,802	(1,482)
Net increase (decrease) in net assets from operations	304	3,524	3,889	(899)
Changes from principal transactions:
Premiums	2,458	(15)	(1)	929
Surrenders and withdrawals	(1,261)	(1,817)	(1,206)	(150)
Policy loans	(365)	(379)	(319)	(26)
Death benefits	(60)	(249)	(52)	(4)
Transfers between Divisions
(including fixed account), net	(515)	(3,741)	(1,211)	62
Policy charges	(1,516)	(1,267)	(1,139)	(315)
Increase (decrease) in net assets derived from
principal transactions	(1,259)	(7,468)	(3,928)	496
Total increase (decrease) in net assets	(955)	(3,944)	(39)	(403)
Net assets at December 31, 2007	$ 22,227	$ 27,156	$ 17,470	$ 4,036

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Statements of Changes in Net Assets
For the years ended December 31, 2007 and 2006
(Dollars in thousands)

				Neuberger
	ING VP			Berman AMT
	SmallCap	ING VP	ING VP	Socially
	Opportunities	Balanced	Intermediate	Responsive
	Portfolio - Class	Portfolio - Class	Bond Portfolio -	Portfolio® -
	I	I	Class I	Class I

Net assets at January 1, 2006	$ 21,322	$ -	$ 5,030	$ 1,495

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(136)	(54)	209	(5)
Total realized gain (loss) on investments
and capital gains distributions	1,391	11	(48)	100
Net unrealized appreciation (depreciation)
of investments	1,192	678	38	102
Net increase (decrease) in net assets from operations	2,447	635	199	197
Changes from principal transactions:
Premiums	2,951	26	1,356	283
Surrenders and withdrawals	(1,318)	(574)	(326)	(86)
Policy loans	(451)	(110)	(65)	(18)
Death benefits	(39)	(7)	(2)	-
Transfers between Divisions
(including fixed account), net	(1,872)	12,663	508	(75)
Policy charges	(1,474)	(472)	(511)	(111)
Increase (decrease) in net assets derived from
principal transactions	(2,203)	11,526	960	(7)
Total increase (decrease) in net assets	244	12,161	1,159	190
Net assets at December 31, 2006	21,566	12,161	6,189	1,685

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(129)	237	231	(8)
Total realized gain (loss) on investments
and capital gains distributions	1,801	533	(32)	241
Net unrealized appreciation (depreciation)
of investments	327	(197)	153	(118)
Net increase (decrease) in net assets from operations	1,999	573	352	115
Changes from principal transactions:
Premiums	2,880	70	1,319	324
Surrenders and withdrawals	(1,403)	(606)	(457)	(130)
Policy loans	(468)	(95)	(63)	(33)
Death benefits	(61)	(122)	(14)	(5)
Transfers between Divisions
(including fixed account), net	(1,022)	413	589	339
Policy charges	(1,400)	(655)	(522)	(128)
Increase (decrease) in net assets derived from
principal transactions	(1,474)	(995)	852	367
Total increase (decrease) in net assets	525	(422)	1,204	482
Net assets at December 31, 2007	$ 22,091	$ 11,739	$ 7,393	$ 2,167

The accompanying notes are an integral part of these financial statements.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

1. Organization

ReliaStar Life Insurance Company Select*Life Variable Account (the “Account”) was established by ReliaStar Life Insurance Company (“ReliaStar Life” or the “Company”) to support the operations of variable life policies (“Policies”). ReliaStar Life is an indirect, wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), an insurance holding company domiciled in the State of Delaware. ING AIH is an indirect wholly owned subsidiary of ING Groep, N.V., a global financial services holding company based in The Netherlands.

The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Policies consist of the Select*Life I product and Select*Life Series 2000 product, which incorporates Select*Life II, Select*Life III, Variable Estate Design, Flexdesign® VUL, ING Protector Elite, ING Investor Elite and Variable Accumulation DesignSM products. ReliaStar Life provides for variable accumulation and benefits under the Policies by crediting premium payments to one or more divisions within the Account or the fixed separate account, which is not part of the Account, as directed by the contractowners. The portion of the Account’s assets applicable to Policies will not be charged with liabilities arising out of any other business ReliaStar Life may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of ReliaStar Life. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of ReliaStar Life.

At December 31, 2007, the Account had 78 investment divisions (the “Divisions”), 8 of which invest in independently managed mutual funds and 70 of which invest in mutual funds managed by an affiliate, either Directed Services LLC (“DSL”), formerly Directed Services, Inc., or ING Investments, LLC (“IIL”). The assets in each Division are invested in shares of a designated fund (“Fund”) of various investment trusts (the “Trusts”). Investment Divisions with asset balances at December 31, 2007 and related Trusts are as follows:

American Funds Insurance Series:
American Funds Insurance Series® - Growth Fund -
Class 2
American Funds Insurance Series® - Growth-Income
Fund - Class 2
American Funds Insurance Series® - International
Fund - Class 2
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Index 500 Portfolio - Initial Class
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio -
Initial Class

ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio -
Institutional Class
ING BlackRock Large Cap Growth Portfolio -
Institutional Class*
ING BlackRock Large Cap Value Portfolio -
Institutional Class
ING Evergreen Health Sciences Portfolio -
Institutional Class*
ING Evergreen Omega Portfolio - Institutional Class
ING FMRSM Diversified Mid Cap Portfolio -
Institutional Class*
ING FMRSM Large Cap Growth Portfolio -
Institutional Class
ING FMRSM Mid Cap Growth Portfolio - Institutional
Class

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

ING Investors Trust (continued):
ING Global Resources Portfolio - Institutional Class
ING International Growth Opportunities Portfolio -
Service Class
ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class*
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
ING JPMorgan Value Opportunities Portfolio -
Institutional Class
ING Julius Baer Foreign Portfolio - Institutional Class
ING Legg Mason Value Portfolio - Institutional Class
ING LifeStyle Aggressive Growth Portfolio -
Institutional Class*
ING LifeStyle Growth Portfolio - Institutional Class*
ING LifeStyle Moderate Growth Portfolio -
Institutional Class*
ING LifeStyle Moderate Portfolio - Institutional
Class*
ING Limited Maturity Bond Portfolio - Service Class
ING Liquid Assets Portfolio - Institutional Class
ING Lord Abbett Affiliated Portfolio- Institutional
Class
ING Marsico Growth Portfolio - Institutional Class
ING Marsico International Opportunities Portfolio -
Institutional Class
ING MFS Total Return Portfolio - Institutional Class
ING MFS Utilities Portfolio - Institutional Class
ING MFS Utilities Portfolio - Service Class
ING Oppenheimer Main Street Portfolio® -
Institutional Class
ING Pioneer Fund Portfolio - Institutional Class*
ING Pioneer Mid Cap Value Portfolio - Institutional
Class
ING Stock Index Portfolio - Institutional Class
ING T. Rowe Price Capital Appreciation Portfolio -
Institutional Class
ING T. Rowe Price Equity Income Portfolio -
Institutional Class
ING UBS U.S. Allocation Portfolio - Service Class
ING Van Kampen Capital Growth Portfolio -
Institutional Class
ING Van Kampen Growth and Income Portfolio -
Service Class
ING Van Kampen Real Estate Portfolio - Institutional
Class
ING VP Index Plus International Equity Portfolio -
Service Class*
ING Wells Fargo Small Cap Disciplined Portfolio -
Institutional Class*
ING Partners, Inc.:
ING American Century Large Company Value
Portfolio - Initial Class
ING American Century Small-Mid Cap Value
Portfolio - Initial Class
ING Baron Small Cap Growth Portfolio - Initial Class

ING Partners, Inc. (continued):
ING Columbia Small Cap Value II Portfolio - Initial
Class*
ING JPMorgan Mid Cap Value Portfolio - Initial
Class
ING Legg Mason Partners Aggressive Growth
Portfolio - Initial Class
ING Lord Abbett U.S. Government Securities
Portfolio - Initial Class*
ING Neuberger Berman Partners Portfolio - Initial
Class*
ING Neuberger Berman Regency Portfolio - Initial
Class*
ING Oppenheimer Global Portfolio - Initial Class
ING Oppenheimer Strategic Income Portfolio -
Service Class
ING PIMCO Total Return Portfolio - Initial Class
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class
ING UBS U.S. Large Cap Equity Portfolio - Initial
Class
ING Van Kampen Comstock Portfolio - Initial Class
ING Van Kampen Equity and Income Portfolio -
Initial Class
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio -
Class I
ING VP Strategic Allocation Growth Portfolio -
Class I
ING VP Strategic Allocation Moderate Portfolio -
Class I
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I**
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I
ING VP Index Plus MidCap Portfolio - Class I
ING VP Index Plus SmallCap Portfolio - Class I
ING VP Value Opportunity Portfolio - Class I
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I
ING VP International Value Portfolio - Class I
ING VP MidCap Opportunities Portfolio - Class I
ING VP Real Estate Portfolio - Class S
ING VP SmallCap Opportunities Portfolio - Class I
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I*
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive
Portfolio® - Class I

*	Division was added in 2006

**	Division was added in 2007

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

The names of certain Divisions and Trusts were changed during 2007. The following is a summary of current and former names for those Divisions and Trusts:

Current Name	Former Name

ING Investors Trust:	ING Investors Trust:
ING International Growth Opportunities Portfolio	ING International Portfolio - Service Class
- Service Class
ING Van Kampen Capital Growth Portfolio -	ING Van Kampen Equity Growth Portfolio -
Institutional Class	Institutional Class

There were no Divisions offered to contractowners during 2007 that did not have any activity for the year ended December 31, 2007.

During 2007, the following Divisions were closed to contractowners:

ING Investors Trust:

ING MarketPro Portfolio - Institutional Class

ING MarketStyle Growth Portfolio - Institutional Class

ING MarketStyle Moderate Growth Portfolio - Institutional Class

ING MarketStyle Moderate Portfolio -Institutional Class

ING Partners, Inc.:

ING American Century Select Portfolio - Initial Class

ING Fundamental Research Portfolio - Initial Class

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Investments

Investments are made in shares of a Fund and are recorded at fair value, determined by the net asset value per share of the respective Fund. Investment transactions in each Fund are recorded on the trade date. Distributions of net investment income and capital gains from each Fund are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Fund are determined on the specific identification basis. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of ReliaStar Life, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of ReliaStar Life.

Contractowner Reserves

Contractowner reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contractowners invested in the Account Divisions. To the extent that benefits to be paid to the contractowners exceed their account values, ReliaStar Life will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to ReliaStar Life.

Changes from Principal Transactions

Included in Changes from Principal Transactions on the Statements of Changes in Net Assets are items which relate to contractowner activity, including premiums, surrenders and withdrawals, policy loans, death benefits, and policy charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) ReliaStar Life related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by ReliaStar Life). Any net unsettled transactions as of the reporting date are included in Payable to related parties on the Statements of Assets and Liabilities.

3. New Accounting Pronouncements

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“FAS”) No. 157, “Fair Value Measurements” (“FAS No. 157”). FAS No. 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS No. 157 does not expand the use of fair value to any new circumstances.

Under FAS No. 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS No. 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

data. FAS No. 157 also requires separate disclosure of fair value measurements by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

The provisions of FAS No. 157 are effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is in the process of determining the impact of adoption of FAS No. 157 on the Account.

4. Charges and Fees

Under the terms of the Contracts, certain charges are allocated to the Contracts to cover ReliaStar Life’s expenses in connection with the issuance and administration of the Policies. Following is a summary of these charges:

Premium Expense Charge

ReliaStar Life deducts a premium charge ranging from 4.50% to 8.00% of each premium payment as defined in the Policies.

Mortality and Expense Risk Charges

The monthly deduction includes a monthly mortality and expense risk charge, a cost of insurance charge, a monthly administrative charge, a monthly amount charge, and any charges for optional insurance benefits.

ReliaStar Life assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Policies, deducts a mortality and expense risk charge from the assets of the Account. Monthly charges are deducted at annual rates of up to 0.90% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Policies.

The cost of insurance charge varies based on the insured’s sex, issue age, policy year, rate class, and the face amount of the Policies.

The monthly administrative charge currently ranges from $8.25 to $19.00 per month. Monthly administrative charges for Select*Life II (policies with policy dates before February 17, 2004), Select*Life III, Flexdesign® VUL, Variable Estate Design and Variable Accumulation Design products are guaranteed not to exceed $12.00 per month. Monthly administrative charges for Select*Life II policies with policy dates on or after February 17, 2004 are guaranteed not to exceed $10.00 per month.

The monthly amount charged and charges for optional insurance benefits vary based on a number of factors and are defined in the Policies.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

Surrender and Lapse Charges

As defined in the Policies, ReliaStar Life assesses a surrender charge if the Policies lapse or are surrendered before a specified period.

Transfer and Other Charges

A transfer charge of up to $25 may be imposed on each transfer between Divisions. A charge for partial withdrawals of $10 is also imposed in accordance with the terms of the Policies, and may be increased up to a maximum of $25.

5. Related Party Transactions

During the year ended December 31, 2007, management fees were paid to DSL, an affiliate of the Company, in its capacity as investment manager to ING Investors Trust and ING Partners, Inc. The Trusts’ advisory agreement provided for a fee at annual rates ranging from 0.14% to 1.25% of the average net assets of each respective Fund of the Trust.

Management fees were also paid to IIL, an affiliate of the Company, in its capacity as investment manager to the ING VP Intermediate Bond Portfolio, ING Strategic Allocation Portfolios, Inc., ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds and the ING Variable Products Trust. The Trusts’ advisory agreement provided for a fee at annual rates ranging from 0.35% to 1.00% of the average net assets of each respective Fund of the Trusts.

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements 6. Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments follow:

		Year Ending December 31
	2007		2006

	Purchases	Sales	Purchases	Sales

		(Dollars in thousands)
American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	$ 16,195	$ 6,175	$ 14,066	$ 1,752
American Funds Insurance Series® Growth-Income Fund - Class 2	9,495	2,805	10,463	1,598
American Funds Insurance Series® International Fund - Class 2	13,928	4,236	10,480	1,239
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	16,516	15,626	20,185	12,021
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	39,743	10,840	17,225	8,053
Fidelity® VIP Index 500 Portfolio - Initial Class	219	1,026	177	2,928
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	713	3,226	2,713	7,294
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional
Class	2,913	2,571	1,673	1,062
ING BlackRock Large Cap Growth Portfolio - Institutional Class	1,261	273	285	25
ING BlackRock Large Cap Value Portfolio - Institutional Class	440	2,165	609	3,013
ING Evergreen Health Sciences Portfolio - Institutional Class	1,686	1,016	1,512	278
ING Evergreen Omega Portfolio - Institutional Class	2,433	12,689	1,363	11,800
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	5,241	4,660	4,331	516
ING FMRSM Large Cap Growth Portfolio - Institutional Class	1,760	19,240	119,893	13,744
ING FMRSM Mid Cap Growth Portfolio - Institutional Class	24	440	355	1,071
ING Global Resources Portfolio - Institutional Class	6,506	3,553	7,335	1,798
ING International Growth Opportunities Portfolio - Service Class	144	201	397	331
ING JPMorgan Emerging Markets Equity Portfolio - Institutional
Class	6,881	1,684	1,792	65
ING JPMorgan Small Cap Core Equity Portfolio - Institutional
Class	4,492	6,435	2,653	5,326
ING JPMorgan Value Opportunities Portfolio - Institutional Class	6,125	7,142	1,283	4,879
ING Julius Baer Foreign Portfolio - Institutional Class	8,635	3,112	6,137	1,092
ING Legg Mason Value Portfolio - Institutional Class	2,571	3,598	2,490	1,172
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	5,240	1,473	2,543	30
ING LifeStyle Growth Portfolio - Institutional Class	9,185	747	7,679	356
ING LifeStyle Moderate Growth Portfolio - Institutional Class	4,388	414	2,730	150
ING LifeStyle Moderate Portfolio - Institutional Class	1,134	220	977	318
ING Limited Maturity Bond Portfolio - Service Class	2,003	1,367	15,386	1,724
ING Liquid Assets Portfolio - Institutional Class	62,861	59,575	19,254	20,288
ING Lord Abbett Affiliated Portfolio - Institutional Class	9	51	977	970
ING MarketPro Portfolio - Institutional Class	36	82	55	7
ING MarketStyle Growth Portfolio - Institutional Class	1,443	1,847	475	53
ING MarketStyle Moderate Growth Portfolio - Institutional Class	1,353	1,391	456	249
ING MarketStyle Moderate Portfolio - Institutional Class	112	359	292	39
ING Marsico Growth Portfolio - Institutional Class	3,086	2,801	2,099	1,097
ING Marsico International Opportunities Portfolio - Institutional
Class	6,264	7,252	3,637	6,739

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

		Year Ending December 31
	2007		2006

	Purchases	Sales	Purchases	Sales

		(Dollars in thousands)
ING Investors Trust (continued):
ING MFS Total Return Portfolio - Institutional Class	$ 1,646	$ 1,223	$ 1,513	$ 322
ING MFS Utilities Portfolio - Institutional Class	2,557	1,064	1,011	793
ING MFS Utilities Portfolio - Service Class	1,572	1,063	1,231	252
ING Oppenheimer Main Street Portfolio® - Institutional Class	353	178	436	90
ING Pioneer Fund Portfolio - Institutional Class	140	106	258	27
ING Pioneer Mid Cap Value Portfolio - Institutional Class	2,797	1,815	1,072	842
ING Stock Index Portfolio - Institutional Class	9,852	12,156	5,362	8,924
ING T. Rowe Price Capital Appreciation Portfolio - Institutional
Class	16,325	1,909	9,744	2,482
ING T. Rowe Price Equity Income Portfolio - Institutional Class	4,129	3,405	2,642	821
ING UBS U.S. Allocation Portfolio - Service Class	318	258	21	11
ING Van Kampen Capital Growth Portfolio - Institutional Class	647	3,911	989	4,130
ING Van Kampen Growth and Income Portfolio - Service Class	1,975	2,782	16,848	1,521
ING Van Kampen Real Estate Portfolio - Institutional Class	927	3,457	1,498	2,877
ING VP Index Plus International Equity Portfolio - Service Class	690	1,690	11,020	935
ING Wells Fargo Small Cap Disciplined Portfolio - Institutional
Class	2,692	4,177	11,697	1,136
ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial
Class	43	247	142	76
ING American Century Select Portfolio - Initial Class	6	985	24	251
ING American Century Small-Mid Cap Value Portfolio - Initial
Class	92	288	491	647
ING Baron Small Cap Growth Portfolio - Initial Class	4,626	2,872	2,563	664
ING Columbia Small Cap Value II Portfolio - Initial Class	5,065	5,074	5,145	781
ING Fundamental Research Portfolio - Initial Class	266	2,335	73	487
ING JPMorgan Mid Cap Value Portfolio - Initial Class	3,902	3,196	2,583	985
ING Legg Mason Partners Aggressive Growth Portfolio - Initial
Class	-	65	132	148
ING Lord Abbett U.S. Government Securities Portfolio - Initial
Class	146	80	222	167
ING Neuberger Berman Partners Portfolio - Initial Class	3,203	2,594	35	2
ING Neuberger Berman Regency Portfolio - Initial Class	1,850	1,434	38	1
ING Oppenheimer Global Portfolio - Initial Class	4,873	5,577	2,038	5,067
ING Oppenheimer Strategic Income Portfolio - Service Class	3,513	904	2,125	213
ING PIMCO Total Return Portfolio - Initial Class	3,386	694	2,235	347
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial
Class	10,270	11,779	3,000	8,500
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	712	884	767	688
ING Van Kampen Comstock Portfolio - Initial Class	2,382	1,699	2,912	1,505
ING Van Kampen Equity and Income Portfolio - Initial Class	1,139	940	889	243
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	4	12	43	204
ING VP Strategic Allocation Growth Portfolio - Class I	145	331	965	1,905
ING VP Strategic Allocation Moderate Portfolio - Class I	57	160	592	1,042
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	2,012	42	-	-

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

		Year Ending December 31
	2007		2006

	Purchases	Sales	Purchases	Sales

		(Dollars in thousands)
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I	$ 2,516	$ 2,446	$ 1,116 $	579
ING VP Index Plus MidCap Portfolio - Class I	6,683	5,368	5,123	1,387
ING VP Index Plus SmallCap Portfolio - Class I	7,353	5,905	4,888	910
ING VP Value Opportunity Portfolio - Class I	51	428	78	619
ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I	7,525	7,135	21,247	2,722
ING VP International Value Portfolio - Class I	5,091	7,679	2,936	8,748
ING VP MidCap Opportunities Portfolio - Class I	47	4,073	812	5,357
ING VP Real Estate Portfolio - Class S	2,614	1,844	3,367	438
ING VP SmallCap Opportunities Portfolio - Class I	2,703	4,307	946	3,285
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	1,280	1,572	12,829	1,359
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	2,111	1,029	2,100	931
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	895	531	211	204

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

7. Changes in Units

The net changes in units outstanding follow:

			Year Ended December 31
	2007			2006

		Units	Net Increase		Units	Net Increase
	Units Issued	Redeemed	(Decrease)	Units Issued	Redeemed	(Decrease)

American Funds Insurance Series:
American Funds Insurance Series® Growth Fund - Class 2	602,390	335,692	266,698	1,162,761	470,236	692,525
American Funds Insurance Series® Growth-Income Fund - Class 2	434,799	168,780	266,019	864,024	372,057	491,967
American Funds Insurance Series® International Fund - Class 2	444,211	170,696	273,515	682,102	267,414	414,688
Fidelity® Variable Insurance Products:
Fidelity® VIP Equity-Income Portfolio - Initial Class	120,722	358,896	(238,174)	358,763	593,031	(234,268)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Contrafund® Portfolio - Initial Class	84,036	250,095	(166,059)	538,637	601,626	(62,989)
Fidelity® VIP Index 500 Portfolio - Initial Class	1,507	26,605	(25,098)	10,570	96,634	(86,064)
Fidelity® Variable Insurance Products V:
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	635	146,914	(146,279)	130,666	393,093	(262,427)
ING Investors Trust:
ING AllianceBernstein Mid Cap Growth Portfolio - Institutional Class	207,441	191,318	16,123	123,992	98,588	25,404
ING BlackRock Large Cap Growth Portfolio - Institutional Class	95,567	21,670	73,897	25,436	4,876	20,560
ING BlackRock Large Cap Value Portfolio - Institutional Class	2,584	150,990	(148,406)	54,861	277,592	(222,731)
ING Evergreen Health Sciences Portfolio - Institutional Class	122,631	76,530	46,101	131,873	27,390	104,483
ING Evergreen Omega Portfolio - Institutional Class	94,872	971,548	(876,676)	1,192,367	2,089,210	(896,843)
ING FMRSM Diversified Mid Cap Portfolio - Institutional Class	493,745	447,392	46,353	435,091	80,657	354,434
ING FMRSM Large Cap Growth Portfolio - Institutional Class	168,621	1,736,376	(1,567,755)	12,307,545	2,600,238	9,707,307
ING FMRSM Mid Cap Growth Portfolio - Institutional Class	3,305	61,715	(58,410)	67,576	179,679	(112,103)
ING Global Resources Portfolio - Institutional Class	177,933	124,584	53,349	326,456	131,155	195,301
ING International Growth Opportunities Portfolio - Service Class	-	8,904	(8,904)	15,792	18,892	(3,100)
ING JPMorgan Emerging Markets Equity Portfolio - Institutional Class	512,964	133,022	379,942	187,765	16,208	171,557
ING JPMorgan Small Cap Core Equity Portfolio - Institutional Class	161,762	428,698	(266,936)	474,493	741,999	(267,506)
ING JPMorgan Value Opportunities Portfolio - Institutional Class	237,083	539,833	(302,750)	389,788	770,197	(380,409)
ING Julius Baer Foreign Portfolio - Institutional Class	466,469	195,481	270,988	582,329	205,630	376,699

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

			Year Ended December 31
	2007			2006

		Units	Net Increase		Units	Net Increase
	Units Issued Redeemed		(Decrease)	Units Issued Redeemed		(Decrease)

ING Investors Trust (continued):
ING Legg Mason Value Portfolio - Institutional Class	192,327	273,107	(80,780)	254,219	147,273	106,946
ING LifeStyle Aggressive Growth Portfolio - Institutional Class	337,345	105,196	232,149	199,793	11,655	188,138
ING LifeStyle Growth Portfolio - Institutional Class	607,562	52,723	554,839	626,876	59,997	566,879
ING LifeStyle Moderate Growth Portfolio - Institutional Class	309,795	30,089	279,706	232,199	24,468	207,731
ING LifeStyle Moderate Portfolio - Institutional Class	84,217	17,306	66,911	81,341	26,332	55,009
ING Limited Maturity Bond Portfolio - Service Class	160,658	130,136	30,522	1,533,271	279,568	1,253,703
ING Liquid Assets Portfolio - Institutional Class	5,523,077	5,464,135	58,942	3,065,623	3,393,728	(328,105)
ING Lord Abbett Affiliated Portfolio - Institutional Class	-	2,841	(2,841)	122,095	123,602	(1,507)
ING MarketPro Portfolio - Institutional Class	2,460	7,080	(4,620)	5,452	832	4,620
ING MarketStyle Growth Portfolio - Institutional Class	117,589	157,871	(40,282)	46,529	6,247	40,282
ING MarketStyle Moderate Growth Portfolio - Institutional Class	98,376	118,773	(20,397)	45,021	24,624	20,397
ING MarketStyle Moderate Portfolio - Institutional Class	6,817	30,923	(24,106)	28,257	4,151	24,106
ING Marsico Growth Portfolio - Institutional Class	180,071	163,043	17,028	172,971	108,084	64,887
ING Marsico International Opportunities Portfolio - Institutional Class	210,368	442,151	(231,783)	511,006	743,453	(232,447)
ING MFS Total Return Portfolio - Institutional Class	92,968	78,871	14,097	122,013	43,360	78,653
ING MFS Utilities Portfolio - Institutional Class	160,259	71,600	88,659	100,487	85,688	14,799
ING MFS Utilities Portfolio - Service Class	84,459	61,684	22,775	99,544	27,061	72,483
ING Oppenheimer Main Street Portfolio® - Institutional Class	25,547	13,492	12,055	37,083	8,755	28,328
ING Pioneer Fund Portfolio - Institutional Class	9,559	7,708	1,851	22,663	3,800	18,863
ING Pioneer Mid Cap Value Portfolio - Institutional Class	172,436	134,728	37,708	158,760	143,303	15,457
ING Stock Index Portfolio - Institutional Class	402,334	882,918	(480,584)	1,202,195	1,664,853	(462,658)
ING T. Rowe Price Capital Appreciation Portfolio - Institutional Class	582,483	111,159	471,324	698,605	419,537	279,068
ING T. Rowe Price Equity Income Portfolio - Institutional Class	200,573	193,999	6,574	215,401	130,502	84,899
ING UBS U.S. Allocation Portfolio - Service Class	22,613	19,880	2,733	2,151	1,277	874
ING Van Kampen Capital Growth Portfolio - Institutional Class	-	273,725	(273,725)	107,546	425,134	(317,588)
ING Van Kampen Growth and Income Portfolio - Service Class	57,330	209,246	(151,916)	1,410,419	243,612	1,166,807
ING Van Kampen Real Estate Portfolio - Institutional Class	1,477	122,937	(121,460)	50,340	138,571	(88,231)
ING VP Index Plus International Equity Portfolio - Service Class	56,785	127,638	(70,853)	925,239	97,470	827,769
ING Wells Fargo Small Cap Disciplined Portfolio - Institutional Class	249,486	390,011	(140,525)	1,236,047	206,054	1,029,993

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

			Year Ended December 31
		2007			2006

		Units	Net Increase		Units	Net Increase
	Units Issued Redeemed		(Decrease)	Units Issued	Redeemed	(Decrease)

ING Partners, Inc.:
ING American Century Large Company Value Portfolio - Initial Class	1,063	19,244	(18,181)	10,876	7,425	3,451
ING American Century Select Portfolio - Initial Class	-	86,896	(86,896)	3,356	26,163	(22,807)
ING American Century Small-Mid Cap Value Portfolio - Initial Class	-	20,967	(20,967)	45,382	58,331	(12,949)
ING Baron Small Cap Growth Portfolio - Initial Class	345,552	215,910	129,642	260,606	104,377	156,229
ING Columbia Small Cap Value II Portfolio - Initial Class	482,032	482,296	(264)	552,001	112,797	439,204
ING Fundamental Research Portfolio - Initial Class	751	179,219	(178,468)	8,850	48,071	(39,221)
ING JPMorgan Mid Cap Value Portfolio - Initial Class	173,053	165,174	7,879	217,326	128,279	89,047
ING Legg Mason Partners Aggressive Growth Portfolio - Initial Class	6	3,922	(3,916)	10,086	10,938	(852)
ING Lord Abbett U.S. Government Securities Portfolio - Initial Class	12,856	7,436	5,420	21,606	16,288	5,318
ING Neuberger Berman Partners Portfolio - Initial Class	290,050	239,177	50,873	3,807	265	3,542
ING Neuberger Berman Regency Portfolio - Initial Class	170,669	133,111	37,558	4,104	141	3,963
ING Oppenheimer Global Portfolio - Initial Class	137,594	383,221	(245,627)	665,050	906,514	(241,464)
ING Oppenheimer Strategic Income Portfolio - Service Class	292,105	79,927	212,178	211,200	29,036	182,164
ING PIMCO Total Return Portfolio - Initial Class	272,180	63,448	208,732	247,428	79,974	167,454
ING T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	298,881	858,069	(559,188)	853,530	1,425,552	(572,022)
ING UBS U.S. Large Cap Equity Portfolio - Initial Class	49,748	66,555	(16,807)	112,584	110,358	2,226
ING Van Kampen Comstock Portfolio - Initial Class	126,004	108,758	17,246	260,750	187,719	73,031
ING Van Kampen Equity and Income Portfolio - Initial Class	72,660	66,177	6,483	75,030	31,473	43,557
ING Strategic Allocation Portfolios, Inc.:
ING VP Strategic Allocation Conservative Portfolio - Class I	-	959	(959)	3,474	18,690	(15,216)
ING VP Strategic Allocation Growth Portfolio - Class I	493	24,217	(23,724)	88,114	170,928	(82,814)
ING VP Strategic Allocation Moderate Portfolio - Class I	-	12,178	(12,178)	51,539	95,451	(43,912)
ING Variable Funds:
ING VP Growth and Income Portfolio - Class I	388,606	190,967	197,639	-	-	-
ING Variable Portfolios, Inc.:
ING VP Index Plus LargeCap Portfolio - Class I	177,408	174,066	3,342	103,572	63,320	40,252
ING VP Index Plus MidCap Portfolio - Class I	340,348	333,280	7,068	380,559	192,762	187,797
ING VP Index Plus SmallCap Portfolio - Class I	358,821	360,404	(1,583)	371,580	145,100	226,480
ING VP Value Opportunity Portfolio - Class I	1,520	35,285	(33,765)	11,514	65,684	(54,170)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

			Year Ended December 31
	2007				2006

		Units	Net Increase		Units	Net Increase
	Units Issued	Redeemed	(Decrease)	Units Issued	Redeemed	(Decrease)

ING Variable Products Trust:
ING VP High Yield Bond Portfolio - Class I	458,458	566,433	(107,975)	1,938,632	405,258	1,533,374
ING VP International Value Portfolio - Class I	1,682	243,917	(242,235)	79,762	397,371	(317,609)
ING VP MidCap Opportunities Portfolio - Class I	5,395	438,457	(433,062)	232,475	790,102	(557,627)
ING VP Real Estate Portfolio - Class S	145,599	121,085	24,514	255,683	55,250	200,433
ING VP SmallCap Opportunities Portfolio - Class I	78,387	124,675	(46,288)	112,348	187,885	(75,537)
ING VP Balanced Portfolio, Inc.:
ING VP Balanced Portfolio - Class I	48,519	142,482	(93,963)	1,291,851	142,089	1,149,762
ING VP Intermediate Bond Portfolio:
ING VP Intermediate Bond Portfolio - Class I	142,034	81,119	60,915	232,341	156,180	76,161
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio® - Class I	53,134	32,596	20,538	23,339	24,160	(821)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

8.	Unit Summary

	Division/Contract	Units	Unit Value	Extended Value

	American Funds Insurance Series® Growth Fund - Class 2
	Contracts in accumulation period:
	Select*Life I	106,261.638	$ 14.80	$ 1,572,672
	Select*Life Series 2000	3,258,526.038	20.39	66,441,346
		3,364,787.676		$ 68,014,018

	American Funds Insurance Series® Growth-Income Fund -
	Class 2
	Contracts in accumulation period:
	Select*Life I	105,507.960	$ 13.22	$ 1,394,815
	Select*Life Series 2000	2,410,621.126	17.88	43,101,906
		2,516,129.086		$ 44,496,721

	American Funds Insurance Series® International Fund -
	Class 2
	Contracts in accumulation period:
	Select*Life I	93,205.144	$ 17.44	$ 1,625,498
	Select*Life Series 2000	1,941,338.052	28.06	54,473,946
		2,034,543.196		$ 56,099,444

	Fidelity® VIP Equity-Income Portfolio - Initial Class
	Contracts in accumulation period:
	Select*Life I	532,220.721	$ 61.71	$ 32,843,341
	Select*Life Series 2000	2,105,667.529	40.21	84,668,891
		2,637,888.250		$ 117,512,232

	Fidelity® VIP Contrafund® Portfolio - Initial Class
	Contracts in accumulation period:
	Select*Life I	237,609.939	$ 26.00	$ 6,177,858
	Select*Life Series 2000	2,777,516.778	50.29	139,681,319
		3,015,126.717		$ 145,859,177

	Fidelity® VIP Index 500 Portfolio - Initial Class
	Contracts in accumulation period:
	Select*Life I	118,765.867	$ 37.50	$ 4,453,720
	Select*Life Series 2000	81.286	39.27	3,192
		118,847.153		$ 4,456,912

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	Contracts in accumulation period:
	Select*Life I	57,242.221	$ 25.62	$ 1,466,546
	Select*Life Series 2000	589,365.312	22.24	13,107,485

		646,607.533		$ 14,574,031

	ING AllianceBernstein Mid Cap Growth Portfolio -
	Institutional Class
	Contracts in accumulation period:
	Select*Life I	10,291.163	$ 14.27	$ 146,855
	Select*Life Series 2000	109,138.407	14.58	1,591,238
		119,429.570		$ 1,738,093

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING BlackRock Large Cap Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	60,314.120	$ 13.15	$ 793,131
Select*Life Series 2000	34,143.180	13.44	458,884
	94,457.300		$ 1,252,015

ING BlackRock Large Cap Value Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	47,335.747	$ 13.52	$ 639,979
Select*Life Series 2000	674,215.542	14.22	9,587,345
	721,551.289		$ 10,227,324

ING Evergreen Health Sciences Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	3,175.892	$ 13.36	$ 42,430
Select*Life Series 2000	147,407.848	13.66	2,013,591
	150,583.740		$ 2,056,021

ING Evergreen Omega Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	255,807.122	$ 13.34	$ 3,412,467
Select*Life Series 2000	7,825,917.082	13.63	106,667,250
	8,081,724.204		$ 110,079,717

ING FMRSM Diversified Mid Cap Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	31,103.408	$ 11.27	$ 350,535
Select*Life Series 2000	369,683.125	11.43	4,225,478
	400,786.533		$ 4,576,013

ING FMRSM Large Cap Growth Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	3,089,230.278	$ 11.12	$ 34,352,241
Select*Life Series 2000	9,177,175.895	11.36	104,252,718
	12,266,406.173		$ 138,604,959

ING FMRSM Mid Cap Growth Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	362.239	$ 12.08	$ 4,376
Select*Life Series 2000	268,384.838	7.04	1,889,429
	268,747.077		$ 1,893,805

ING Global Resources Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	73,674.828	$ 21.71	$ 1,599,481
Select*Life Series 2000	370,014.158	36.55	13,524,017
	443,688.986		$ 15,123,498

ING International Growth Opportunities Portfolio - Service
Class
Contracts in accumulation period:
Select*Life Series 2000	29,630.383	$ 24.52	$ 726,537
	29,630.383		$ 726,537

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class
Contracts in accumulation period:
Select*Life I	16,947.934	$ 15.74	$ 266,760
Select*Life Series 2000	534,550.680	15.96	8,531,429
	551,498.614		$ 8,798,189

ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
Contracts in accumulation period:
Select*Life I	138,224.826	$ 13.08	$ 1,807,981
Select*Life Series 2000	2,239,933.100	14.47	32,411,832
	2,378,157.926		$ 34,219,813

ING JPMorgan Value Opportunities Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	129,947.764	$ 12.57	$ 1,633,443
Select*Life Series 2000	3,030,546.523	12.84	38,912,217
	3,160,494.287		$ 40,545,660

ING Julius Baer Foreign Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	75,986.534	$ 17.59	$ 1,336,603
Select*Life Series 2000	862,137.593	17.98	15,501,234
	938,124.127		$ 16,837,837

ING Legg Mason Value Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	10,358.198	$ 11.44	$ 118,498
Select*Life Series 2000	344,644.771	12.20	4,204,666
	355,002.969		$ 4,323,164

ING LifeStyle Aggressive Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	16,833.176	$ 14.77	$ 248,626
Select*Life Series 2000	403,454.200	14.98	6,043,744
	420,287.376		$ 6,292,370

ING LifeStyle Growth Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	71,876.298	$ 14.20	$ 1,020,643
Select*Life Series 2000	1,049,841.440	14.39	15,107,218
	1,121,717.738		$ 16,127,861

ING LifeStyle Moderate Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	11,221.526	$ 13.62	$ 152,837
Select*Life Series 2000	476,215.689	13.80	6,571,777
	487,437.215		$ 6,724,614

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING LifeStyle Moderate Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	3,714.408	$ 13.18	$ 48,956
Select*Life Series 2000	118,205.903	13.36	1,579,231
	121,920.311		$ 1,628,187

ING Limited Maturity Bond Portfolio - Service Class
Contracts in accumulation period:
Select*Life I	43,304.180	$ 10.88	$ 471,149
Select*Life Series 2000	1,298,218.228	11.47	14,890,563

	1,341,522.408		$ 15,361,712

ING Liquid Assets Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	500,522.780	$ 11.06	$ 5,535,782
Select*Life Series 2000	4,222,416.992	11.48	48,473,347
	4,722,939.772		$ 54,009,129

ING Lord Abbett Affiliated Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	312.519	$ 13.44	$ 4,200
Select*Life Series 2000	10,325.351	18.21	188,025
	10,637.870		$ 192,225

ING Marsico Growth Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	13,167.636	$ 13.68	$ 180,133
Select*Life Series 2000	339,302.426	18.56	6,297,453
	352,470.062		$ 6,477,586

ING Marsico International Opportunities Portfolio -
Institutional Class
Contracts in accumulation period:
Select*Life I	122,019.532	$ 18.46	$ 2,252,481
Select*Life Series 2000	1,882,682.477	18.86	35,507,392
	2,004,702.009		$ 37,759,873

ING MFS Total Return Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	6,736.372	$ 12.07	$ 81,308
Select*Life Series 2000	231,925.194	15.34	3,557,732
	238,661.566		$ 3,639,040

ING MFS Utilities Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	21,478.517	$ 16.53	$ 355,040
Select*Life Series 2000	260,567.869	16.83	4,385,357
	282,046.386		$ 4,740,397

ING MFS Utilities Portfolio - Service Class
Contracts in accumulation period:
Select*Life Series 2000	152,696.573	$ 19.17	$ 2,927,193
	152,696.573		$ 2,927,193

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Oppenheimer Main Street Portfolio® - Institutional
Class
Contracts in accumulation period:
Select*Life I	912.446	$ 13.19	$ 12,035
Select*Life Series 2000	46,420.772	13.48	625,752
	47,333.218		$ 637,787

ING Pioneer Fund Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	1,132.784	$ 13.35	$ 15,123
Select*Life Series 2000	19,580.910	13.64	267,084
	20,713.694		$ 282,207

ING Pioneer Mid Cap Value Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	2,790.542	$ 12.85	$ 35,858
Select*Life Series 2000	567,260.644	13.13	7,448,132
	570,051.186		$ 7,483,990

ING Stock Index Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life I	22,613.746	$ 13.15	$ 297,371
Select*Life Series 2000	6,796,801.730	14.06	95,563,032
	6,819,415.476		$ 95,860,403

ING T. Rowe Price Capital Appreciation Portfolio -
Institutional Class
Contracts in accumulation period:
Select*Life I	82,088.670	$ 13.12	$ 1,077,003
Select*Life Series 2000	2,541,502.479	19.49	49,533,883
	2,623,591.149		$ 50,610,886

ING T. Rowe Price Equity Income Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	15,374.113	$ 13.04	$ 200,478
Select*Life Series 2000	591,395.079	18.10	10,704,251
	606,769.192		$ 10,904,729

ING UBS U.S. Allocation Portfolio - Service Class
Contracts in accumulation period:
Select*Life I	114.222	$ 12.10	$ 1,382
Select*Life Series 2000	5,216.401	12.37	64,527
	5,330.623		$ 65,909

ING Van Kampen Capital Growth Portfolio - Institutional
Class
Contracts in accumulation period:
Select*Life I	3,094.694	$ 15.89	$ 49,175
Select*Life Series 2000	1,245,603.568	15.71	19,568,432
	1,248,698.262		$ 19,617,607

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Van Kampen Growth and Income Portfolio - Service
Class
Contracts in accumulation period:
Select*Life I	81,244.377	$ 13.12	$ 1,065,926
Select*Life Series 2000	1,015,772.108	13.40	13,611,346
	1,097,016.485		$ 14,677,272

ING Van Kampen Real Estate Portfolio - Institutional Class
Contracts in accumulation period:
Select*Life Series 2000	205,358.968	$ 23.89	$ 4,906,026
	205,358.968		$ 4,906,026

ING VP Index Plus International Equity Portfolio - Service
Class
Contracts in accumulation period:
Select*Life I	270,942.110	$ 13.81	$ 3,741,711
Select*Life Series 2000	485,974.058	14.04	6,823,076
	756,916.168		$ 10,564,787

ING Wells Fargo Small Cap Disciplined Portfolio -
Institutional Class
Contracts in accumulation period:
Select*Life Series 2000	889,467.927	$ 10.20	$ 9,072,573
	889,467.927		$ 9,072,573

ING American Century Large Company Value Portfolio -
Initial Class
Contracts in accumulation period:
Select*Life Series 2000	25,170.982	$ 12.61	$ 317,406
	25,170.982		$ 317,406

ING American Century Small-Mid Cap Value Portfolio -
Initial Class
Contracts in accumulation period:
Select*Life I	20,048.374	$ 12.64	$ 253,411
Select*Life Series 2000	25,961.416	12.92	335,421
	46,009.790		$ 588,832

ING Baron Small Cap Growth Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	21,875.800	$ 13.40	$ 293,136
Select*Life Series 2000	452,554.981	13.70	6,200,003
	474,430.781		$ 6,493,139

ING Columbia Small Cap Value II Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	4,054.738	$ 10.36	$ 42,007
Select*Life Series 2000	434,885.559	10.50	4,566,298
	438,940.297		$ 4,608,305

ING JPMorgan Mid Cap Value Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	25,835.820	$ 12.98	$ 335,349
Select*Life Series 2000	500,349.597	19.70	9,856,887
	526,185.417		$ 10,192,236

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Legg Mason Partners Aggressive Growth Portfolio -
Initial Class
Contracts in accumulation period:
Select*Life I	363.322	$ 12.79	$ 4,647
Select*Life Series 2000	15,086.080	16.33	246,356
	15,449.402		$ 251,003

ING Lord Abbett U.S. Government Securities Portfolio -
Initial Class
Contracts in accumulation period:
Select*Life Series 2000	10,737.514	$ 11.30	$ 121,334
	10,737.514		$ 121,334

ING Neuberger Berman Partners Portfolio - Initial Class
Contracts in accumulation period:
Select*Life Series 2000	54,414.521	$ 11.35	$ 617,605
	54,414.521		$ 617,605

ING Neuberger Berman Regency Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	564.384	$ 10.31	$ 5,819
Select*Life Series 2000	40,956.628	10.45	427,997
	41,521.012		$ 433,816

ING Oppenheimer Global Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	271,802.728	$ 14.88	$ 4,044,425
Select*Life Series 2000	3,530,279.593	15.21	53,695,553
	3,802,082.321		$ 57,739,978

ING Oppenheimer Strategic Income Portfolio - Service Class
Contracts in accumulation period:
Select*Life I	13,965.652	$ 11.72	$ 163,677
Select*Life Series 2000	410,327.470	11.98	4,915,723
	424,293.122		$ 5,079,400

ING PIMCO Total Return Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	51,497.649	$ 11.38	$ 586,043
Select*Life Series 2000	669,386.464	12.37	8,280,311
	720,884.113		$ 8,866,354

ING T. Rowe Price Diversified Mid Cap Growth Portfolio -
Initial Class
Contracts in accumulation period:
Select*Life I	316,775.854	$ 14.29	$ 4,526,727
Select*Life Series 2000	4,626,070.202	14.60	67,540,625
	4,942,846.056		$ 72,067,352

ING UBS U.S. Large Cap Equity Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	37,511.787	$ 12.86	$ 482,402
Select*Life Series 2000	500,767.359	13.15	6,585,091
	538,279.146		$ 7,067,493

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING Van Kampen Comstock Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	43,607.644	$ 11.94	$ 520,675
Select*Life Series 2000	600,075.165	15.06	9,037,132
	643,682.809		$ 9,557,807

ING Van Kampen Equity and Income Portfolio - Initial Class
Contracts in accumulation period:
Select*Life I	4,091.499	$ 12.55	$ 51,348
Select*Life Series 2000	135,874.771	14.48	1,967,467
	139,966.270		$ 2,018,815

ING VP Strategic Allocation Conservative Portfolio - Class I
Contracts in accumulation period:
Select*Life I	561.596	$ 11.87	$ 6,666
Select*Life Series 2000	4,583.047	12.50	57,288
	5,144.643		$ 63,954

ING VP Strategic Allocation Growth Portfolio - Class I
Contracts in accumulation period:
Select*Life I	9,262.802	$ 12.89	$ 119,398
Select*Life Series 2000	106,315.937	13.89	1,476,728
	115,578.739		$ 1,596,126

ING VP Strategic Allocation Moderate Portfolio - Class I
Contracts in accumulation period:
Select*Life I	2,466.010	$ 12.41	$ 30,603
Select*Life Series 2000	59,685.375	13.22	789,041
	62,151.385		$ 819,644

ING VP Growth and Income Portfolio - Class I
Contracts in accumulation period:
Select*Life I	7,439.265	$ 9.97	$ 74,169
Select*Life Series 2000	190,199.847	9.98	1,898,194
	197,639.112		$ 1,972,363

ING VP Index Plus LargeCap Portfolio - Class I
Contracts in accumulation period:
Select*Life I	6,429.624	$ 13.06	$ 83,971
Select*Life Series 2000	182,845.169	14.59	2,667,711
	189,274.793		$ 2,751,682

ING VP Index Plus MidCap Portfolio - Class I
Contracts in accumulation period:
Select*Life I	17,317.469	$ 13.23	$ 229,110
Select*Life Series 2000	942,167.163	16.19	15,253,686
	959,484.632		$ 15,482,796

ING VP Index Plus SmallCap Portfolio - Class I
Contracts in accumulation period:
Select*Life I	38,180.641	$ 12.14	$ 463,513
Select*Life Series 2000	839,497.715	15.06	12,642,836
	877,678.356		$ 13,106,349

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

Division/Contract	Units	Unit Value	Extended Value

ING VP Value Opportunity Portfolio - Class I
Contracts in accumulation period:
Select*Life Series 2000	147,651.397	$ 11.87	$ 1,752,622
	147,651.397		$ 1,752,622

ING VP High Yield Bond Portfolio - Class I
Contracts in accumulation period:
Select*Life I	398,340.591	$ 11.78	$ 4,692,452
Select*Life Series 2000	1,369,896.787	12.80	17,534,679
	1,768,237.378		$ 22,227,131

ING VP International Value Portfolio - Class I
Contracts in accumulation period:
Select*Life I	44,150.250	$ 30.93	$ 1,365,567
Select*Life Series 2000	766,897.030	33.63	25,790,747

	811,047.280		$ 27,156,314

ING VP MidCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Select*Life I	36,708.239	$ 19.32	$ 709,203
Select*Life Series 2000	1,630,432.541	10.28	16,760,847
	1,667,140.780		$ 17,470,050

ING VP Real Estate Portfolio - Class S
Contracts in accumulation period:
Select*Life I	20,828.769	$ 12.96	$ 269,941
Select*Life Series 2000	284,425.684	13.24	3,765,796
	305,254.453		$ 4,035,737

ING VP SmallCap Opportunities Portfolio - Class I
Contracts in accumulation period:
Select*Life I	38,942.623	$ 22.59	$ 879,714
Select*Life Series 2000	561,143.907	37.80	21,211,240
	600,086.530		$ 22,090,954

ING VP Balanced Portfolio - Class I
Contracts in accumulation period:
Select*Life I	570,031.040	$ 11.05	$ 6,298,843
Select*Life Series 2000	485,768.160	11.20	5,440,603
	1,055,799.200		$ 11,739,446

ING VP Intermediate Bond Portfolio - Class I
Contracts in accumulation period:
Select*Life I	12,637.667	$ 11.03	$ 139,393
Select*Life Series 2000	531,804.328	13.64	7,253,811
	544,441.995		$ 7,393,204

Neuberger Berman AMT Socially Responsive Portfolio® -
Class I
Contracts in accumulation period:
Select*Life I	1,142.509	$ 13.69	$ 15,641
Select*Life Series 2000	124,259.813	17.31	2,150,937
	125,402.322		$ 2,166,578

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements 9. Financial Highlights

A summary of unit values, units outstanding and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, follows:

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

American Funds Insurance Series® Growth Fund -
Class 2
2007	3,365	$14.80 to $20.39	$68,014	0.83%	0.00% to 0.80%	11.45% to 12.34%
2006	3,098	$13.28 to $18.15	$55,783	0.87%	0.00% to 0.80%	9.30% to 10.20%
2005	2,406	$12.15 to $16.47	$39,452	0.82%	0.00% to 0.80%	16.23%
2004	1,122	$14.17	$15,895	0.24%	0.00%	12.46%
2003	200	$12.60	$2,524	(a)	0.00%	(a)
American Funds Insurance Series® Growth-Income
Fund - Class 2
2007	2,516	$13.22 to $17.88	$44,497	1.63%	0.00% to 0.80%	4.18% to 5.05%
2006	2,250	$12.69 to $17.02	$37,955	1.69%	0.00% to 0.80%	14.32% to 15.23%
2005	1,758	$11.10 to $14.77	$25,866	1.65%	0.00% to 0.80%	5.80%
2004	871	$13.96	$12,154	1.25%	0.00%	10.36%
2003	139	$12.65	$1,757	(a)	0.00%	(a)
American Funds Insurance Series® International Fund -
Class 2
2007	2,035	$17.44 to $28.06	$56,099	1.63%	0.00% to 0.80%	19.04% to 20.02%
2006	1,761	$14.65 to $23.38	$40,541	1.81%	0.00% to 0.80%	18.05% to 18.98%
2005	1,346	$12.41 to $19.65	$26,342	1.83%	0.00% to 0.80%	21.52%
2004	630	$16.17	$10,185	1.80%	0.00%	19.34%
2003	112	$13.55	$1,513	(a)	0.00%	(a)
Fidelity® VIP Equity-Income Portfolio - Initial Class
2007	2,638	$40.21 to $61.71	$117,512	1.83%	0.00% to 0.80%	0.70% to 1.51%
2006	2,876	$39.61 to $61.28	$126,505	3.27%	0.00% to 0.80%	19.24% to 20.21%
2005	3,110	$32.95 to $51.39	$114,643	1.64%	0.00% to 0.80%	5.01% to 5.85%
2004	3,540	$31.13 to $48.94	$123,320	1.49%	0.00% to 0.80%	10.65% to 11.54%
2003	3,601	$27.91 to $44.23	$113,438	1.64%	0.00% to 0.80%	29.29% to 30.36%

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

Fidelity® VIP Contrafund® Portfolio - Initial Class
2007	3,015	$26.00 to $50.29	$145,859	0.95%	0.00% to 0.80%	16.64% to 17.58%
2006	3,181	$22.29 to $42.77	$130,851	1.29%	0.00% to 0.80%	10.84% to 11.73%
2005	3,244	$20.11 to $38.28	$119,867	0.28%	0.00% to 0.80%	15.97% to 16.92%
2004	3,290	$17.34 to $32.74	$104,212	0.32%	0.00% to 0.80%	14.61% to 15.49%
2003	3,226	$15.13 to $28.35	$88,758	0.42%	0.00% to 0.80%	27.46% to 28.45%
Fidelity® VIP Index 500 Portfolio - Initial Class
2007	119	$37.50 to $39.27	$4,457	3.64%	0.00% to 0.80%	4.60% to 5.45%
2006	144	$35.85 to $37.24	$5,161	2.01%	0.00% to 0.80%	14.79% to 15.72%
2005	230	$31.23 to $32.18	$7,183	1.77%	0.00% to 0.80%	4.00% to 4.82%
2004	252	$30.03 to $30.70	$7,558	2.42%	0.00% to 0.80%	9.72% to 10.63%
2003	3,279	$27.37 to $27.75	$90,894	1.38%	0.00% to 0.80%	27.42% to 28.41%
Fidelity® VIP Investment Grade Bond Portfolio -
Initial Class
2007	647	$22.24 to $25.62	$14,574	4.41%	0.00% to 0.80%	3.52% to 4.36%
2006	793	$21.31 to $24.75	$17,127	4.43%	0.00% to 0.80%	3.51% to 4.36%
2005	1,055	$20.42 to $23.91	$21,869	3.70%	0.00% to 0.80%	1.36% to 2.20%
2004	1,151	$19.98 to $23.59	$23,360	4.01%	0.00% to 0.80%	3.65% to 4.44%
2003	1,161	$19.13 to $22.76	$22,622	3.80%	0.00% to 0.80%	4.36% to 5.17%
ING AllianceBernstein Mid Cap Growth Portfolio -
Institutional Class
2007	119	$14.27 to $14.58	$1,738	0.19%	0.00% to 0.80%	10.19% to 11.13%
2006	103	$12.95 to $13.12	$1,353	-	0.00% to 0.80%	1.17% to 1.94%
2005	78	$12.80 to $12.87	$1,002	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING BlackRock Large Cap Growth Portfolio -
Institutional Class
2007	94	$13.15 to $13.44	$1,252	-	0.00% to 0.80%	6.22% to 7.09%
2006	21	$12.38 to $12.55	$258	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING BlackRock Large Cap Value Portfolio -
Institutional Class
2007	722	$13.52 to $14.22	$10,227	0.56%	0.00% to 0.80%	3.68% to 4.56%
2006	870	$13.04 to $13.60	$11,798	0.80%	0.00% to 0.80%	15.71% to 16.64%
2005	1,093	$11.27 to $11.66	$12,707	-	0.00% to 0.80%	5.62%
2004	1,111	$11.04	$12,271	(b)	0.00%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Evergreen Health Sciences Portfolio -
Institutional Class
2007	151	$13.36 to $13.66	$2,056	0.36%	0.00% to 0.80%	7.92% to 8.76%
2006	104	$12.38 to $12.56	$1,312	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Evergreen Omega Portfolio - Institutional Class
2007	8,082	$13.34 to $13.63	$110,080	0.33%	0.00% to 0.80%	11.07% to 11.90%
2006	8,958	$12.01 to $12.18	$109,063	-	0.00% to 0.80%	5.07% to 5.91%
2005	9,855	$11.43 to $11.50	$113,310	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING FMRSM Diversified Mid Cap Portfolio -
Institutional Class
2007	401	$11.27 to $11.43	$4,576	0.25%	0.00% to 0.80%	13.84% to 14.87%
2006	354	$9.90 to $9.95	$3,525	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING FMRSM Large Cap Growth Portfolio - Institutional
Class
2007	12,266	$11.12 to $11.36	$138,605	0.22%	0.00% to 0.80%	3.06% to 3.84%
2006	13,834	$10.79 to $10.94	$150,825	-	0.00% to 0.80%	1.98% to 2.82%
2005	4,127	$10.58 to $10.64	$43,898	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING FMRSM Mid Cap Growth Portfolio - Institutional
Class
2007	269	$7.04 to $12.08	$1,894	-	0.00% to 0.80%	0.75% to 1.59%
2006	327	$6.93 to $11.99	$2,269	-	0.00% to 0.80%	3.99% to 4.68%
2005	439	$6.62 to $11.53	$2,910	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Global Resources Portfolio - Institutional Class
2007	444	$21.71 to $36.55	$15,123	0.12%	0.00% to 0.80%	32.54% to 33.59%
2006	390	$16.38 to $27.36	$9,885	0.34%	0.00% to 0.80%	20.71% to 21.71%
2005	195	$13.57 to $22.48	$4,116	0.61%	0.00% to 0.80%	38.08%
2004	48	$16.28	$783	1.58%	0.00%	6.68%
2003	7	$15.26	$104	(a)	0.00%	(a)
ING International Growth Opportunities Portfolio -
Service Class
2007	30	$24.52	$727	1.05%	0.00%	18.45%
2006	39	$20.70	$798	1.95%	0.00%	21.55%
2005	42	$17.03	$709	2.46%	0.00%	10.51%
2004	21	$15.41	$331	1.40%	0.00%	16.74%
2003	7	$13.20	$97	(a)	0.00%	(a)
ING JPMorgan Emerging Markets Equity Portfolio -
Institutional Class
2007	551	$15.74 to $15.96	$8,798	0.98%	0.00% to 0.80%	37.71% to 38.90%
2006	172	$11.43 to $11.49	$1,971	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Small Cap Core Equity Portfolio -
Institutional Class
2007	2,378	$13.08 to $14.47	$34,220	0.34%	0.00% to 0.80%	-2.39% to -1.56%
2006	2,645	$13.40 to $14.70	$38,672	0.07%	0.00% to 0.80%	16.02% to 16.95%
2005	2,913	$11.55 to $12.57	$36,407	-	0.00% to 0.80%	3.97%
2004	943	$12.09	$11,402	(b)	0.00%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING JPMorgan Value Opportunities Portfolio -
Institutional Class
2007	3,160	$12.57	to $12.84	$40,546	1.55%	0.00% to 0.80%	-1.72% to -0.93%
2006	3,463	$12.79	to $12.96	$44,858	0.72%	0.00% to 0.80%	19.53% to 20.45%
2005	3,844	$10.70	to $10.76	$41,346	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Julius Baer Foreign Portfolio - Institutional Class
2007	938	$17.59	to $17.98	$16,838	0.29%	0.00% to 0.80%	15.80% to 16.75%
2006	667	$15.19	to $15.40	$10,259	-	0.00% to 0.80%	28.62% to 29.63%
2005	290	$11.81	to $11.88	$3,449	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Legg Mason Value Portfolio - Institutional Class
2007	355	$11.44	to $12.20	$4,323	-	0.00% to 0.80%	-6.46% to -5.72%
2006	436	$12.23	to $12.94	$5,632	-	0.00% to 0.80%	5.89% to 6.77%
2005	329	$11.55	to $12.12	$3,984	-	0.00% to 0.80%	6.13%
2004	102	$11.42		$1,169	(b)	0.00%	(b)
2003	(b)		(b)	(b)	(b)	(b)	(b)
ING LifeStyle Aggressive Growth Portfolio -
Institutional Class
2007	420	$14.77	to $14.98	$6,292	0.64%	0.00% to 0.80%	2.64% to 3.52%
2006	188	$14.39	to $14.47	$2,722	(d)	0.00% to 0.80%	(d)
2005	(d)		(d)	(d)	(d)	(d)	(d)
2004	(d)		(d)	(d)	(d)	(d)	(d)
2003	(d)		(d)	(d)	(d)	(d)	(d)
ING LifeStyle Growth Portfolio - Institutional Class
2007	1,122	$14.20	to $14.39	$16,128	1.15%	0.00% to 0.80%	3.35% to 4.12%
2006	567	$13.74	to $13.82	$7,831	(d)	0.00% to 0.80%	(d)
2005	(d)		(d)	(d)	(d)	(d)	(d)
2004	(d)		(d)	(d)	(d)	(d)	(d)
2003	(d)		(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING LifeStyle Moderate Growth Portfolio -
Institutional Class
2007	487	$13.62 to $13.80	$6,725	1.33%	0.00% to 0.80%	4.05% to 4.78%
2006	208	$13.09 to $13.17	$2,735	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING LifeStyle Moderate Portfolio - Institutional Class
2007	122	$13.18 to $13.36	$1,628	1.46%	0.00% to 0.80%	5.28%
2006	55	$12.69	$698	(d)	0.00%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Limited Maturity Bond Portfolio - Service Class
2007	1,342	$10.88 to $11.47	$15,362	2.04%	0.00% to 0.80%	4.92% to 5.81%
2006	1,311	$10.37 to $10.84	$14,188	7.05%	0.00% to 0.80%	3.83%
2005	57	$10.44	$598	4.03%	0.00%	1.66%
2004	51	$10.27	$524	8.40%	0.00%	1.38%
2003	12	$10.13	$119	(a)	0.00%	(a)
ING Liquid Assets Portfolio - Institutional Class
2007	4,723	$11.06 to $11.48	$54,009	5.07%	0.00% to 0.80%	4.44% to 5.22%
2006	4,664	$10.59 to $10.91	$50,723	4.82%	0.00% to 0.80%	4.03% to 5.00%
2005	4,992	$10.18 to $10.39	$51,757	2.98%	0.00% to 0.80%	2.97%
2004	4,501	$10.09	$45,412	(b)	0.00%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Lord Abbett Affiliated Portfolio - Institutional
Class
2007	11	$13.44 to $18.21	$192	1.88%	0.00% to 0.80%	3.46% to 4.36%
2006	13	$12.99 to $17.45	$234	1.21%	0.00% to 0.80%	17.03% to 17.91%
2005	15	$11.10 to $14.80	$221	1.49%	0.00% to 0.80%	5.71%
2004	21	$14.00	$296	1.08%	0.00%	10.32%
2003	6	$12.69	$76	(a)	0.00%	(a)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

						Investment
	Units	Unit Fair Value			Net Assets	Income	Expense RatioB			Total ReturnC
	(000's)	(lowest to highest)			(000's)	RatioA	(lowest to highest)			(lowest to highest)

ING Marsico Growth Portfolio - Institutional Class
2007	352	$13.68	to	$18.56	$6,478	0.02%	0.00%	to	0.80%	13.53% to 14.43%
2006	335	$12.05	to	$16.22	$5,393	-	0.00%	to	0.80%	4.33% to 5.26%
2005	271	$11.55	to	$15.41	$4,142	(c)	0.00%	to	0.80%	(c)
2004	(c)		(c)		(c)	(c)		(c)		(c)
2003	(c)		(c)		(c)	(c)		(c)		(c)
ING Marsico International Opportunities Portfolio -
Institutional Class
2007	2,005	$18.46	to	$18.86	$37,760	1.18%	0.00%	to	0.80%	19.87% to 20.90%
2006	2,236	$15.40	to	$15.60	$34,862	0.08%	0.00%	to	0.80%	23.30% to 24.20%
2005	2,469	$12.49	to	$12.56	$31,000	(c)	0.00%	to	0.80%	(c)
2004	(c)		(c)		(c)	(c)		(c)		(c)
2003	(c)		(c)		(c)	(c)		(c)		(c)
ING MFS Total Return Portfolio - Institutional Class
2007	239	$12.07	to	$15.34	$3,639	2.59%	0.00%	to	0.80%	3.43% to 4.28%
2006	225	$11.67	to	$14.71	$3,300	2.09%	0.00%	to	0.80%	11.35% to 12.20%
2005	146	$10.48	to	$13.11	$1,911	2.64%	0.00%	to	0.80%	3.15%
2004	83	$12.71			$1,051	3.19%	0.00%			6.99%
2003	18	$11.40			$204	(a)	0.00%			(a)
ING MFS Utilities Portfolio - Institutional Class
2007	282	$16.53	to	$16.83	$4,740	0.99%	0.00%	to	0.80%	26.76% to 27.69%
2006	193	$13.04	to	$13.18	$2,547	0.14%	0.00%	to	0.80%	30.01% to 31.01%
2005	179	$10.03	to	$10.06	$1,796	(c)	0.00%	to	0.80%	(c)
2004	(c)		(c)		(c)	(c)		(c)		(c)
2003	(c)		(c)		(c)	(c)		(c)		(c)
ING MFS Utilities Portfolio - Service Class
2007	153	$19.17			$2,927	0.74%	0.00%			27.38%
2006	130	$15.05			$1,955	0.06%	0.00%			30.87%
2005	57	$11.50			$661	(c)	0.00%			(c)
2004	(c)		(c)		(c)	(c)		(c)		(c)
2003	(c)		(c)		(c)	(c)		(c)		(c)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Oppenheimer Main Street Portfolio® -
Institutional Class
2007	47	$13.19	to $13.48	$638	1.28%	0.00% to 0.80%	4.58%
2006	35	$12.89		$455	1.33%	0.00%	15.19%
2005	7	$11.19		$78	(c)	0.00%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Pioneer Fund Portfolio - Institutional Class
2007	21	$13.35	to $13.64	$282	1.52%	0.00% to 0.80%	4.46% to 5.33%
2006	19	$12.78	to $12.95	$244	(d)	0.00% to 0.80%	(d)
2005	(d)		(d)	(d)	(d)	(d)	(d)
2004	(d)		(d)	(d)	(d)	(d)	(d)
2003	(d)		(d)	(d)	(d)	(d)	(d)
ING Pioneer Mid Cap Value Portfolio - Institutional
Class
2007	570	$12.85	to $13.13	$7,484	0.81%	0.00% to 0.80%	4.90% to 5.72%
2006	532	$12.25	to $12.42	$6,611	0.28%	0.00% to 0.80%	11.77% to 12.70%
2005	517	$10.96	to $11.02	$5,696	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Stock Index Portfolio - Institutional Class
2007	6,819	$13.15	to $14.06	$95,860	1.67%	0.00% to 0.80%	4.45% to 5.32%
2006	7,300	$12.59	to $13.35	$97,438	1.58%	0.00% to 0.80%	14.66% to 15.48%
2005	7,763	$10.98	to $11.56	$89,735	-	0.00% to 0.80%	4.62%
2004	8,406	$11.05		$92,881	(b)	0.00%	(b)
2003	(b)		(b)	(b)	(b)	(b)	(b)
ING T. Rowe Price Capital Appreciation Portfolio -
Institutional Class
2007	2,624	$13.12	to $19.49	$50,611	2.04%	0.00% to 0.80%	3.88% to 4.67%
2006	2,152	$12.63	to $18.62	$39,681	1.46%	0.00% to 0.80%	13.99% to 14.94%
2005	1,873	$11.08	to $16.20	$30,204	1.46%	0.00% to 0.80%	8.00%
2004	1,245	$15.00		$18,675	1.45%	0.00%	16.82%
2003	755	$12.84		$9,694	0.56%	0.00%	25.39%

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING T. Rowe Price Equity Income Portfolio -
Institutional Class
2007	607	$13.04 to $18.10	$10,905	1.67%	0.00% to 0.80%	2.52% to 3.37%
2006	600	$12.72 to $17.51	$10,431	1.50%	0.00% to 0.80%	18.44% to 19.44%
2005	515	$10.74 to $14.66	$7,513	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING UBS U.S. Allocation Portfolio - Service Class
2007	5	$12.10 to $12.37	$66	12.24%	0.00% to 0.80%	1.89%
2006	3	$12.14	$32	0.83%	0.00%	10.97%
2005	2	$10.94	$19	(c)	0.00%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Capital Growth Portfolio -
Institutional Class
2007	1,249	$15.71 to $15.89	$19,618	-	0.00% to 0.80%	20.56% to 21.50%
2006	1,522	$12.93 to $13.18	$19,686	-	0.00% to 0.80%	3.45% to 4.36%
2005	1,840	$12.39 to $12.74	$22,799	0.49%	0.00% to 0.80%	15.47%
2004	2,053	$10.73	$22,025	(b)	0.00%	(b)
2003	(b)	(b)	(b)	(b)	(b)	(b)
ING Van Kampen Growth and Income Portfolio -
Service Class
2007	1,097	$13.12 to $13.40	$14,677	1.52%	0.00% to 0.80%	1.78% to 2.52%
2006	1,249	$12.89 to $13.07	$16,308	2.02%	0.00% to 0.80%	15.09% to 15.97%
2005	82	$11.20 to $11.27	$926	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Van Kampen Real Estate Portfolio - Institutional
Class
2007	205	$23.89	$4,906	1.43%	0.00%	-17.54%
2006	327	$28.97	$9,468	1.48%	0.00%	37.95%
2005	415	$21.00	$8,716	1.29%	0.00%	17.12%
2004	231	$17.93	$4,146	2.27%	0.00%	38.14%
2003	33	$12.98	$432	(a)	0.00%	(a)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP Index Plus International Equity Portfolio -
Service Class
2007	757	$13.81 to $14.04	$10,565	-	0.00% to 0.80%	7.30% to 8.17%
2006	828	$12.87 to $12.98	$10,710	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Wells Fargo Small Cap Disciplined Portfolio -
Institutional Class
2007	889	$10.20	$9,073	-	0.00%	-3.41%
2006	1,030	$10.50 to $10.56	$10,877	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING American Century Large Company Value
Portfolio - Initial Class
2007	25	$12.61	$317	1.15%	0.00%	-1.71%
2006	43	$12.83	$556	0.94%	0.00%	19.57%
2005	40	$10.73	$428	(c)	0.00%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING American Century Small-Mid Cap Value
Portfolio - Initial Class
2007	46	$12.64 to $12.92	$589	0.68%	0.00% to 0.80%	-3.51% to -2.71%
2006	67	$13.10 to $13.28	$886	0.03%	0.00% to 0.80%	14.81% to 15.78%
2005	80	$11.41 to $11.47	$917	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Baron Small Cap Growth Portfolio - Initial Class
2007	474	$13.40 to $13.70	$6,493	-	0.00% to 0.80%	5.43% to 6.37%
2006	345	$12.71 to $12.88	$4,438	-	0.00% to 0.80%	14.61% to 15.52%
2005	189	$11.09 to $11.15	$2,102	(c)	0.00% to 0.80%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

				Investment
	Units	Unit Fair Value	Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)	(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Columbia Small Cap Value II Portfolio - Initial
Class
2007	439	$10.36 to $10.50	$4,608	0.15%	0.00% to 0.80%	2.47% to 3.24%
2006	439	$10.11 to $10.17	$4,467	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING JPMorgan Mid Cap Value Portfolio - Initial Class
2007	526	$12.98 to $19.70	$10,192	0.78%	0.00% to 0.80%	1.80% to 2.60%
2006	518	$12.75 to $19.20	$9,804	0.02%	0.00% to 0.80%	15.91% to 16.86%
2005	429	$11.00 to $16.43	$6,973	0.71%	0.00% to 0.80%	8.74%
2004	183	$15.11	$2,722	0.51%	0.00%	20.88%
2003	31	$12.50	$383	(a)	0.00%	(a)
ING Legg Mason Partners Aggressive Growth
Portfolio - Initial Class
2007	15	$12.79 to $16.33	$251	-	0.00% to 0.80%	-2.37% to -1.63%
2006	19	$13.10 to $16.60	$320	-	0.00% to 0.80%	10.30%
2005	20	$15.05	$304	(c)	0.00%	(c)
2004	(c)	(c)	(c)	(c)	(c)	(c)
2003	(c)	(c)	(c)	(c)	(c)	(c)
ING Lord Abbett U.S. Government Securities
Portfolio - Initial Class
2007	11	$11.30	$121	7.91%	0.00%	7.31%
2006	5	$10.47 to $10.53	$56	(d)	0.00% to 0.80%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)
ING Neuberger Berman Partners Portfolio - Initial
Class
2007	54	$11.35	$618	0.61%	0.00%	8.82%
2006	4	$10.43	$37	(d)	0.00%	(d)
2005	(d)	(d)	(d)	(d)	(d)	(d)
2004	(d)	(d)	(d)	(d)	(d)	(d)
2003	(d)	(d)	(d)	(d)	(d)	(d)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING Neuberger Berman Regency Portfolio - Initial
Class
2007	42	$10.31	to $10.45	$434	1.69%	0.00% to 0.80%	1.68% to 2.55%
2006	4	$10.14	to $10.19	$40	(d)	0.00% to 0.80%	(d)
2005	(d)		(d)	(d)	(d)	(d)	(d)
2004	(d)		(d)	(d)	(d)	(d)	(d)
2003	(d)		(d)	(d)	(d)	(d)	(d)
ING Oppenheimer Global Portfolio - Initial Class
2007	3,802	$14.88	to $15.21	$57,740	1.11%	0.00% to 0.80%	5.76% to 6.59%
2006	4,048	$14.07	to $14.27	$57,700	0.07%	0.00% to 0.80%	16.96% to 18.03%
2005	4,289	$12.03	to $12.09	$51,836	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Oppenheimer Strategic Income Portfolio - Service
Class
2007	424	$11.72	to $11.98	$5,079	4.64%	0.00% to 0.80%	7.72% to 8.61%
2006	212	$10.88	to $11.03	$2,338	0.18%	0.00% to 0.80%	7.30% to 8.24%
2005	30	$10.14	to $10.19	$305	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING PIMCO Total Return Portfolio - Initial Class
2007	721	$11.38	to $12.37	$8,866	3.71%	0.00% to 0.80%	8.69% to 9.66%
2006	512	$10.47	to $11.28	$5,737	1.88%	0.00% to 0.80%	3.46% to 4.16%
2005	345	$10.12	to $10.83	$3,727	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING T. Rowe Price Diversified Mid Cap Growth
Portfolio - Initial Class
2007	4,943	$14.29	to $14.60	$72,067	0.19%	0.00% to 0.80%	12.52% to 13.35%
2006	5,502	$12.70	to $12.88	$70,799	-	0.00% to 0.80%	8.18% to 9.15%
2005	6,074	$11.74	to $11.80	$71,647	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING UBS U.S. Large Cap Equity Portfolio - Initial
Class
2007	538	$12.86	to $13.15	$7,067	0.74%	0.00% to 0.80%	0.31% to 1.23%
2006	555	$12.82	to $12.99	$7,204	0.78%	0.00% to 0.80%	13.65% to 14.45%
2005	553	$11.28	to $11.35	$6,273	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING Van Kampen Comstock Portfolio - Initial Class
2007	644	$11.94	to $15.06	$9,558	1.65%	0.00% to 0.80%	-2.85% to -2.08%
2006	626	$12.29	to $15.38	$9,506	0.99%	0.00% to 0.80%	15.29% to 16.25%
2005	553	$10.66	to $13.23	$7,295	0.64%	0.00% to 0.80%	3.68%
2004	316	$12.76		$4,034	-	0.00%	16.96%
2003	129	$10.91		$1,410	1.22%	0.00%	29.88%
ING Van Kampen Equity and Income Portfolio -
Initial Class
2007	140	$12.55	to $14.48	$2,019	2.32%	0.00% to 0.80%	2.70% to 3.58%
2006	133	$12.22	to $13.98	$1,862	2.11%	0.00% to 0.80%	11.80% to 12.65%
2005	90	$10.93	to $12.41	$1,114	0.09%	0.00% to 0.80%	8.01%
2004	17	$11.49		$192	0.87%	0.00%	10.91%
2003	4	$10.36		$37	-	0.00%	27.43%
ING VP Strategic Allocation Conservative Portfolio -
Class I
2007	5	$11.87	to $12.50	$64	2.94%	0.00% to 0.80%	4.95% to 5.84%
2006	6	$11.31	to $11.81	$72	2.44%	0.00% to 0.80%	7.51% to 8.35%
2005	21	$10.52	to $10.90	$232	0.40%	0.00% to 0.80%	3.81%
2004	0	$10.50		$339	(b)	0.00%	(b)
2003	(b)		(b)	(b)	(b)	(b)	(b)
ING VP Strategic Allocation Growth Portfolio - Class I
2007	116	$12.89	to $13.89	$1,596	1.87%	0.00% to 0.80%	4.20% to 5.07%
2006	139	$12.37	to $13.22	$1,833	2.08%	0.00% to 0.80%	12.35% to 13.18%
2005	222	$11.01	to $11.68	$2,587	1.25%	0.00% to 0.80%	6.18%
2004	31	$11.00		$3	(b)	0.00%	(b)
2003	(b)		(b)	(b)	(b)	(b)	(b)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP Strategic Allocation Moderate Portfolio -
Class I
2007	62	$12.41	to $13.22	$820	2.40%	0.00% to 0.80%	4.64% to 5.51%
2006	74	$11.86	to $12.53	$930	2.68%	0.00% to 0.80%	10.33% to 11.18%
2005	118	$10.75	to $11.27	$1,328	0.90%	0.00% to 0.80%	4.64%
2004	2	$10.77		$20	(b)	0.00%	(b)
2003	(b)		(b)	(b)	(b)	(b)	(b)
ING VP Growth and Income Portfolio - Class I
2007	198	$9.97 to $9.98		$1,972	(e)	0.00% to 0.80%	(e)
2006	(e)		(e)	(e)	(e)	(e)	(e)
2005	(e)		(e)	(e)	(e)	(e)	(e)
2004	(e)		(e)	(e)	(e)	(e)	(e)
2003	(e)		(e)	(e)	(e)	(e)	(e)
ING VP Index Plus LargeCap Portfolio - Class I
2007	189	$13.06	to $14.59	$2,752	1.24%	0.00% to 0.80%	4.15% to 5.04%
2006	186	$12.54	to $13.89	$2,578	0.93%	0.00% to 0.80%	13.69% to 14.60%
2005	146	$11.03	to $12.12	$1,764	1.22%	0.00% to 0.80%	5.39%
2004	110	$11.50		$1,269	1.08%	0.00%	10.58%
2003	38	$10.40		$399	0.46%	0.00%	26.06%
ING VP Index Plus MidCap Portfolio - Class I
2007	959	$13.23	to $16.19	$15,483	0.80%	0.00% to 0.80%	4.67% to 5.54%
2006	952	$12.64	to $15.34	$14,578	0.59%	0.00% to 0.80%	8.50% to 9.42%
2005	765	$11.65	to $14.02	$10,710	0.40%	0.00% to 0.80%	11.18%
2004	242	$12.61		$3,049	0.34%	0.00%	16.54%
2003	103	$10.82		$1,118	0.33%	0.00%	32.44%
ING VP Index Plus SmallCap Portfolio - Class I
2007	878	$12.14	to $15.06	$13,106	0.47%	0.00% to 0.80%	-6.97% to -6.23%
2006	879	$13.05	to $16.06	$14,007	0.38%	0.00% to 0.80%	12.99% to 13.82%
2005	653	$11.55	to $14.11	$9,190	0.28%	0.00% to 0.80%	7.63%
2004	152	$13.11		$1,986	0.08%	0.00%	22.07%
2003	55	$10.74		$588	-	0.00%	36.12%

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP Value Opportunity Portfolio - Class I
2007	148	$11.87		$1,753	1.77%	0.00%	2.95%
2006	181	$11.53		$2,092	1.44%	0.00%	16.00%
2005	236	$9.94		$2,342	(c)	0.00%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)
ING VP High Yield Bond Portfolio - Class I
2007	1,768	$11.78	to $12.80	$22,227	8.07%	0.00% to 0.80%	1.03% to 1.83%
2006	1,876	$11.66	to $12.57	$23,182	8.60%	0.00% to 0.80%	8.97% to 9.78%
2005	343	$10.70	to $11.45	$3,912	5.42%	0.00% to 0.80%	0.56% to 1.42%
2004	481	$10.64	to $11.29	$5,420	5.61%	0.00% to 0.80%	7.04% to 7.93%
2003	389	$9.94 to $10.46		$4,068	6.13%	0.00% to 0.80%	16.53% to 17.40%
ING VP International Value Portfolio - Class I
2007	811	$30.93	to $33.63	$27,156	1.71%	0.00% to 0.80%	12.51% to 13.46%
2006	1,053	$27.49	to $29.64	$31,100	2.42%	0.00% to 0.80%	28.40% to 29.43%
2005	1,371	$21.41	to $22.90	$31,244	2.48%	0.00% to 0.80%	8.57% to 9.41%
2004	1,514	$19.72	to $20.93	$31,571	1.30%	0.00% to 0.80%	16.48% to 17.45%
2003	1,313	$16.93 to $17.82		$23,334	1.24%	0.00% to 0.80%	28.84% to 29.88%
ING VP MidCap Opportunities Portfolio - Class I
2007	1,667	$10.28	to $19.32	$17,470	-	0.00% to 0.80%	24.73% to 25.83%
2006	2,100	$8.17 to $15.49		$17,509	-	0.00% to 0.80%	6.90% to 7.78%
2005	2,658	$7.58 to $14.49		$20,569	-	0.00% to 0.80%	9.52% to 10.33%
2004	3,169	$6.87 to $13.23		$22,261	-	0.00% to 0.80%	11.53%
2003	417	$6.16		$2,568	-	-	36.59%
ING VP Real Estate Portfolio - Class S
2007	305	$12.96	to $13.24	$4,036	2.95%	0.00% to 0.80%	-16.98% to -16.36%
2006	281	$15.61	to $15.83	$4,439	1.84%	0.00% to 0.80%	34.69% to 35.88%
2005	80	$11.59	to $11.65	$935	(c)	0.00% to 0.80%	(c)
2004	(c)		(c)	(c)	(c)	(c)	(c)
2003	(c)		(c)	(c)	(c)	(c)	(c)

RELIASTAR LIFE INSURANCE COMPANY
SELECT*LIFE VARIABLE ACCOUNT
Notes to Financial Statements

					Investment
	Units	Unit Fair Value		Net Assets	Income	Expense RatioB	Total ReturnC
	(000's)	(lowest to highest)		(000's)	RatioA	(lowest to highest)	(lowest to highest)

ING VP SmallCap Opportunities Portfolio - Class I
2007	600	$22.59	to $37.80	$22,091	-	0.00% to 0.80%	9.18% to 10.08%
2006	646	$20.69	to $34.34	$21,566	-	0.00% to 0.80%	11.66% to 12.55%
2005	722	$18.53	to $30.51	$21,322	-	0.00% to 0.80%	8.24% to 9.12%
2004	837	$17.12	to $27.96	$22,664	-	0.00% to 0.80%	9.32% to 10.17%
2003	911	$15.66	to $25.38	$22,522	-	0.00% to 0.80%	37.49% to 38.54%
ING VP Balanced Portfolio - Class I
2007	1,056	$11.05	to $11.20	$11,739	2.63%	0.00% to 0.80%	4.74% to 5.56%
2006	1,150	$10.55	to $10.61	$12,161	(d)	0.00% to 0.80%	(d)
2005	(d)		(d)	(d)	(d)	(d)	(d)
2004	(d)		(d)	(d)	(d)	(d)	(d)
2003	(d)		(d)	(d)	(d)	(d)	(d)
ING VP Intermediate Bond Portfolio - Class I
2007	544	$11.03	to $13.64	$7,393	4.03%	0.00% to 0.80%	5.15% to 6.07%
2006	484	$10.49	to $12.86	$6,189	4.39%	0.00% to 0.80%	3.25% to 4.05%
2005	407	$10.16	to $12.36	$5,030	4.96%	0.00% to 0.80%	3.17%
2004	208	$11.98		$2,498	8.21%	0.00%	4.81%
2003	105	$11.43		$1,206	2.15%	0.00%	6.33%
Neuberger Berman AMT Socially Responsive
Portfolio® - Class I
2007	125	$13.69	to $17.31	$2,167	0.10%	0.00% to 0.80%	6.70% to 7.58%
2006	105	$12.83	to $16.09	$1,685	0.18%	0.00% to 0.80%	13.71%
2005	106	$14.15		$1,495	-	0.00%	6.87%
2004	109	$13.24		$1,443	-	0.00%	13.26%
2003	101	$11.69		$1,181	-	0.00%	34.37%

RELIASTAR LIFE INSURANCE COMPANY SELECT*LIFE VARIABLE ACCOUNT Notes to Financial Statements

(a)	As investment Division had no investments until 2003, this data is not meaningful and is therefore not presented.

(b)	As investment Division had no investments until 2004, this data is not meaningful and is therefore not presented.

(c)	As investment Division had no investments until 2005, this data is not meaningful and is therefore not presented.

(d)	As investment Division had no investments until 2006, this data is not meaningful and is therefore not presented.

(e)	As investment Division had no investments until 2007, this data is not meaningful and is therefore not presented.

A	The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions divided by the average net assets. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the Division invests.

B	The Expense Ratio considers only the expenses borne directly by the Account and is equal to the mortality and expense, administrative and other charges, as defined in Note 4. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

C	Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

FINANCIAL STATEMENTS — STATUTORY BASIS ReliaStar Life Insurance Company For the years ended December 31, 2007, 2006 and 2005 with Report of Independent Registered Public Accounting Firm

RELIASTAR LIFE INSURANCE COMPANY Financial Statements Statutory Basis

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements Statutory Basis

Balance Sheets Statutory Basis – as of December 31, 2007 and 2006	3
Statements of Operations Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	5
Statements of Changes in Capital and Surplus Statutory Basis – for the years ended
December 31, 2007, 2006 and 2005	6
Statements of Cash Flows Statutory Basis – for the years ended December 31, 2007,
2006 and 2005	7
Notes to Financial Statements Statutory Basis	8

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder ReliaStar Life Insurance Company

We have audited the accompanying statutory basis balance sheets of ReliaStar Life Insurance Company (the “Company,” an indirect wholly owned subsidiary of ING America Insurance Holdings, Inc.), as of December 31, 2007 and 2006, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Minnesota Department of Commerce, Division of Insurance (“Minnesota Division of Insurance”), which practices differ from United States generally accepted accounting principles. The variances between such practices and United States generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with United States generally accepted accounting principles, the financial position of ReliaStar Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ReliaStar Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance.

/s/ Ernst & Young LLP

Atlanta, Georgia March 31, 2008

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2007	2006

	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$ 13,636,553	$ 13,365,486
Preferred stocks	122,290	129,773
Common stocks	23,653	3,045
Subsidiaries	331,847	330,204
Mortgage loans	2,411,673	2,134,551
Real estate:
Properties occupied by the Company	84,694	87,007
Properties held for the production of income	6,899	8,348
Contract loans	683,218	674,130
Other invested assets	740,336	596,303
Cash and short term investments	185,882	341,241

Total cash and invested assets	18,227,045	17,670,088
Deferred and uncollected premiums, less loading (2007-$32,021; 2006-$23,190)	102,985	141,945
Accrued investment income	172,920	175,674
Reinsurance balances recoverable	205,999	186,164
Indebtedness from related parties	85,192	54,183
Net deferred tax asset	117,220	111,666
Separate account assets	3,432,705	3,688,327
Other assets	21,031	22,561

Total admitted assets	$ 22,365,097	$ 22,050,608

The accompanying notes are an integral part of these financial statements.

3

RELIASTAR LIFE INSURANCE COMPANY
Balance Sheets - Statutory Basis

	December 31
	2007	2006

	(In Thousands,
	except share amounts)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$ 12,611,754	$ 12,715,529
Accident and health reserves	1,217,125	1,234,942
Deposit type contracts	818,920	610,245
Policyholders’ funds	1,172	718
Dividends payable	14,565	14,186
Policy and contract claims	402,658	420,472

Total policy and contract liabilities	15,066,194	14,996,092

Interest maintenance reserve	-	6,818
Accounts payable and accrued expenses	159,423	161,300
Reinsurance balances	286,213	79,832
Current federal income taxes payable (including $9,008 and
($14,367) on realized capital gains (losses) at December 31,
2007 and 2006, respectively)	89,910	24,638
Indebtedness to related parties	53,174	13,844
Contingency reserve	44,083	58,487
Asset valuation reserve	160,815	135,266
Borrowed money	613,837	566,540
Net transfers to separate accounts	(157,002)	(177,076)
Other liabilities	289,813	174,703
Separate account liabilities	3,432,705	3,686,705

Total liabilities	20,039,165	19,727,149

Capital and surplus:
Common stock: authorized 25,000,000 shares of $1.25 par value;
2,000,000 shares issued and outstanding	2,500	2,500
Preferred capital stock	100	100
Surplus note	100,000	100,000
Paid-in and contributed surplus	1,767,125	1,672,125
Unassigned surplus	456,307	548,834
Preferred capital stock, held in treasury	(100)	(100)

Total capital and surplus	2,325,932	2,323,459

Total liabilities and capital and surplus	$ 22,365,097	$ 22,050,608

The accompanying notes are an integral part of these financial statements.

4

RELIASTAR LIFE INSURANCE COMPANY
Statements of Operations – Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$ 2,407,929	$ 3,038,520	$ 3,114,418
Considerations for supplementary contracts with life contingencies	2,022	1,765	2,400
Net investment income	950,685	946,258	932,511
Amortization of interest maintenance reserve	(598)	2,655	12,027
Commissions, expense allowances and reserve adjustments
on reinsurance ceded	578,167	100,541	61,228
Other revenue	156,636	168,885	161,776

Total premiums and other revenues	4,094,841	4,258,624	4,284,360
Benefits paid or provided:
Death benefits	943,659	1,039,020	900,400
Annuity benefits	110,050	114,877	120,306
Surrender benefits and withdrawals	1,847,038	2,209,109	1,926,257
Interest on policy or contract funds	28,364	9,920	19,507
Accident and health benefits	579,121	456,140	401,269
Other benefits	7,403	7,991	8,440
(Decrease) increase in life, annuity and accident and health reserves	(121,592)	(7,113)	355,324
Net transfers from separate accounts	(386,445)	(672,208)	(454,724)

Total benefits paid or provided	3,007,598	3,157,736	3,276,779
Insurance expenses and other deductions:
Commissions	392,398	310,088	309,210
General expenses	401,062	366,642	353,688
Insurance taxes, licenses and fees	51,412	47,773	48,873
Other (additions) deductions	(36,436)	127,813	1,092

Total insurance expenses and other deductions	808,436	852,316	712,863

Gain from operations before policyholder dividends, federal income
taxes and net realized capital gains (losses)	278,807	248,572	294,718

Dividends to policyholders	18,500	18,257	17,248

Gain from operations before federal income taxes
and net realized capital gains (losses)	260,307	230,315	277,470

Federal income tax expense	110,413	97,155	86,763

Gain from operations before net realized capital gains (losses)	149,894	133,160	190,707
Net realized capital gains (losses)	3,156	(3,660)	(8,193)

Net income	$ 153,050	$ 129,500	$ 182,514

The accompanying notes are an integral part of these financial statements.

5

RELIASTAR LIFE INSURANCE COMPANY
Statements of Changes in Capital and Surplus—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Common stock:
Balance at beginning and end of year	$ 2,500	$ 2,500	$ 2,500

Surplus note:
Balance at beginning and end of year	$ 100,000	$ 100,000	$ 100,000

Paid-in and contributed surplus:
Balance at beginning of year	$ 1,672,125	$ 1,472,125	$ 1,272,125
Capital contributions	95,000	200,000	200,000

Balance at end of year	$ 1,767,125	$ 1,672,125	$ 1,472,125

Unassigned surplus:
Balance at beginning of year	$ 548,834	$ 305,515	$ 163,867
Net income	153,050	129,500	182,514
Change in net unrealized capital gains (losses)	(175,577)	4,514	4,633
Change in nonadmitted assets	(71,572)	43,687	(48,593)
Change in liability for reinsurance in unauthorized companies	(6,733)	(2,022)	4,563
Change in asset valuation reserve	(25,549)	(4,483)	(3,557)
Change in reserve on account of change in valuation basis	-	-	717
Other changes in surplus in separate account statement	1,209	(1,128)	9,810
Change in net deferred income tax	47,184	11,857	(2,930)
Change in surplus as a result of reinsurance	30,049	104,730	-
Amortization of deferred gain on reinsurance transaction	(46,376)	(9,822)	(1,999)
Dividends to stockholder	-	(35,000)	-
Additional minimum pension liability	1,788	1,486	(3,510)

Balance at end of year	456,307	548,834	305,515

Total capital and surplus	$ 2,325,932	$ 2,323,459	$ 1,880,140

The accompanying notes are an integral part of these financial statements.

6

RELIASTAR LIFE INSURANCE COMPANY
Statements of Cash Flows—Statutory Basis

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Operations
Premiums, policy proceeds, and other considerations received,
net of reinsurance paid	$ 2,003,357	$ 3,034,308	$ 3,091,025
Net investment income received	1,026,284	993,570	979,664
Commissions and expenses paid	(821,882)	(723,944)	(710,423)
Benefits paid	(3,557,172)	(3,818,615)	(3,360,175)
Net transfers from separate accounts	396,242	664,165	471,491
Dividends paid to policyholders	(18,121)	(16,626)	(17,274)
Federal income taxes paid	(54,150)	(92,015)	(42,765)
Miscellaneous income	1,168,680	233,289	219,007

Net cash provided by operations	143,238	274,132	630,550

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	7,865,334	6,340,198	10,686,980
Stocks	58,279	665	10,324
Mortgage loans	343,501	426,875	505,453
Real estate	2,601	-	705
Other invested assets	11,993,637	7,192,268	3,624,762
Net loss on cash and short term investments	2,652	(7,325)	(7,011)
Miscellaneous proceeds	84,663	53,124	10,662

Total investment proceeds	20,350,667	14,005,805	14,831,875

Cost of investments acquired:
Bonds	8,222,389	6,433,242	11,504,307
Stocks	34,701	2,781	11,496
Mortgage loans	620,696	346,337	492,190
Real estate	1,978	477	9,978
Other invested assets	12,231,320	7,497,473	3,591,866
Miscellaneous applications	48,657	27,447	24,345

Total cost of investments acquired	21,159,741	14,307,757	15,634,182

Net decrease in contract loans	9,088	9,878	574

Net cash used in investment activities	(818,162)	(311,830)	(802,881)

Financing and miscellaneous activities
Other cash provided (applied):
Capital and surplus paid-in	95,000	200,000	200,000
Borrowed money	46,069	(7,643)	(4,182)
Net deposits (withdrawals) on deposit type contracts	208,675	(31,896)	16,223
Dividends paid to stockholder	-	(35,000)	-
Other cash provided	169,821	71,247	(38,868)

Net cash provided by financing and miscellaneous activities	519,565	196,708	173,173

Net (decrease) increase in cash and short term investments	(155,359)	159,010	842
Cash and short term investments:
Beginning of year	341,241	182,231	181,389

End of year	$ 185,882	$ 341,241	$ 182,231

7

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007
(Dollar amounts in millions, unless otherwise stated)

1. Nature of Operations and Significant Accounting Policies

ReliaStar Life Insurance Company (the “Company”) is domiciled in Minnesota and is a wholly owned subsidiary of Lion Connecticut Holdings Inc. (“Lion”), a Connecticut domiciled non-insurance holding company. Lion, in turn, is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware domiciled non-insurance holding company. The Company’s ultimate parent is ING Groep, N.V. (“ING”), a global financial services company based in the Netherlands.

The Company is principally engaged in the business of providing individual life insurance and annuities, employee benefit products and services, retirement plans, and life and health reinsurance. The Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia, Guam, Puerto Rico and Canada.

Basis of Presentation: The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Minnesota Division of Insurance, which practices differ from United States generally accepted accounting principles (“GAAP”). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments are designated at purchase as held to maturity, trading or available for sale. Held to maturity investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized capital gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income in stockholder’s equity for those designated as available for sale.

The Company invests in structured securities including mortgage backed securities/ collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage backed securities. For these structured securities, management compares the undiscounted projected future cash flows to the carrying value. An other than temporary impairment is considered to have occurred when the undiscounted cash flows are less than the carrying value.

For structured securities, when a negative yield results from a revaluation based on new prepayment assumptions (i.e., undiscounted projected future cash flows are less than current book value), an other than temporary impairment is considered to have occurred

8

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and the asset is written down to the value of the undiscounted projected future cash flows. For GAAP, assets are re-evaluated based on the discounted projected future cash flows using a current market rate. Impairments are recognized when the fair value is less than book value and there has been an adverse change in projected future cash flows. When a decline in fair value is determined to be other than temporary, the individual security is written down to fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Statement of Statutory Accounting Principles (“SSAP”) No. 31, Derivative Instruments applies to derivative transactions entered into prior to January 1, 2003. The Company also follows the hedge accounting guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities for derivative transactions entered into or modified on or after January 1, 2003. Under SSAP 86, derivatives that are deemed effective hedges are accounted for in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder’s equity rather than to income as required for fair value hedges.

Valuation Reserves: The asset valuation reserve (“AVR”) is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus.

Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five year bands. The net deferral or interest maintenance reserve (“IMR”) is reported as a component of other liabilities in the accompanying Balance Sheets.

9

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Realized gains and losses on investments are reported in the Statements of Operations net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold. Realized losses due to impairment are recorded when there has been a decline in value deemed to be other than temporary, in which case the provision for such declines is charged to income.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus. Under GAAP, such allowances are included as a component of earnings.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, acquisition costs are amortized generally in proportion to the present value of expected gross margins from surrender charges and investment, mortality, and expense margins.

Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under GAAP, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance policies, are recognized as revenue when due. Group insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Revenues for universal life, annuities and guaranteed interest contracts consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed during the period.

Benefit and Contract Reserves: Life policy and contract reserves under statutory accounting practices are calculated based upon both the net level premium and Commissioners’ Reserve Valuation methods using statutory rates for mortality and interest. GAAP requires that policy reserves for traditional products be based upon the

10

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

net level premium method utilizing reasonably conservative estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Statutory income recognized on certain reinsurance treaties representing financing arrangements is not recognized on a GAAP basis.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Gains and losses generated in certain reinsurance transactions are deferred and amortized over the remaining life of the business for GAAP purposes. For statutory, losses are recognized immediately in income, with gains reported as a separate component of surplus.

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally disallowed deferred federal income tax assets, disallowed interest maintenance reserves, non operating software, past due agents’ balances, furniture and equipment, intangible assets, and other assets not specifically identified as an admitted asset within the NAIC

Accounting Practices and Procedures Manual, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated. Certain affiliated investments for which audited GAAP statements are not available or expected to be available are nonadmitted. Under GAAP, the accounts and operations of the Company’s subsidiaries are consolidated. All affiliated investments are included in the Consolidated Balance Sheets.

Employee Benefits: For purposes of calculating the Company’s postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently vested are also included.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death

11

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Policyholder Dividends: Policyholder dividends are recognized when declared. Under GAAP, dividends are recognized over the term of the related policies.

Deferred Income Taxes: Deferred tax assets are provided for and admitted to an amount determined under a standard formula. This formula considers the amount of differences that will reverse in the subsequent year, taxes paid in prior years that could be recovered through carrybacks, surplus limits, and the amount of deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted. Deferred taxes do not include any amounts for state taxes. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets that are expected to be realized in future years and a valuation allowance is established for the portion that is not realizable.

Surplus Notes: Surplus notes are reported as a component of surplus. Under statutory accounting practices, no interest is recorded on the surplus notes until payment has been approved by the Minnesota Division of Insurance. Under GAAP, surplus notes are reported as liabilities and the related interest is reported as a charge to earnings over the term of the notes.

Statements of Cash Flows: Cash and short term investments in the Statements of Cash Flows represent cash balances and investments with initial maturities of one year or less. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Reclassifications: Certain 2006 amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2007 financial statement presentation.

Participation Fund Account: On January 3, 1989, the Minnesota Division of Insurance approved a Plan of Conversion and Reorganization ("the Plan"), which provided, among other things, for the conversion of the Company from a combined stock and mutual life insurance company to a stock life insurance company.

The Plan provided for the establishment of a Participation Fund Account ("PFA") for the benefit of certain participating individual life insurance policies and annuities issued by the Company prior to the effective date of the Plan. Under the terms of the PFA, the insurance liabilities and assets (approximately $282.1 as of December 31, 2007) with respect to such policies are included in the Company's financial statements but are segregated in the accounting records of the Company to assure the continuation of policyholder dividend practices.

12

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Reconciliation to GAAP: The effects of the preceding variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the effective interest method.

Single class and multi class mortgage backed/asset backed securities are valued at amortized cost using the effective interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for higher risk asset backed securities, which are valued using the prospective method. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective method to securities purchased prior to that date where historical cash flows are not readily available.

Redeemable preferred stocks rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or market value and nonredeemable preferred stocks are reported at market value or the lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”).

Common stocks are reported at market value as determined by the SVO and the related unrealized capital gains/losses are reported in unassigned surplus along with adjustment for federal income taxes.

The Company analyzes the general account investments to determine whether there has been an other than temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which the market value has been less than cost, the financial condition and near term prospects of the issuer, future economic conditions and market forecasts. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other than temporary impairment is considered to have occurred. The Company also considers the negative market impact of the interest rate changes, in addition to credit related items, when performing other than temporary impairment testing. As part of this testing, the Company determines whether or not it has the intent to sell investments. If a decision to sell has been made, an other than temporary impairment is considered to have occurred.

The Company uses derivatives such as interest rate swaps, caps and floors, forwards and options as part of its overall interest rate risk management strategy for certain life

13

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

insurance and annuity products. For those derivatives in effective hedging relationships, the Company values all derivative instruments on a consistent basis with the hedged item. Upon termination, gains and losses on instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as an unrealized gain or loss.

Credit default swaps and total return swaps are utilized to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86. permissible investments using the derivative in conjunction with other investments.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short term assets or liabilities. The initial cost of any such agreement is amortized to net investment income over the life of the agreement. Periodic payments that are received as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged items.

All effective derivatives are reported at amortized cost. S&P options are reported at fair value in conformity with the hedged item. The unrealized gains or losses from the S&P options are reported as unrealized gains or losses in surplus.

SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (“SSAP 97”), applies to the Company’s subsidiaries, controlled and affiliated entities (“SCA”). The Company’s insurance subsidiaries are reported at their underlying statutory basis net assets plus the admitted portion of goodwill, and the Company’s non-insurance subsidiaries are reported at the GAAP basis of their net assets. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses. SCA entities for which audited US GAAP statements are not available or expected to be available are nonadmitted.

14

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Mortgage loans are reported at amortized cost, less writedown for impairments.

Contract loans are reported at unpaid principal balances.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost, and other real estate is reported at the lower of depreciated cost or fair value. Depreciation is calculated on a straight line basis over the estimated useful lives of the properties.

For reverse repurchase agreements, Company policies require a minimum of 95% of the fair value of securities sold under reverse repurchase agreements to be maintained as collateral. Cash collateral received is invested in short term investments and the offsetting collateral liability is included in miscellaneous liabilities.

Reverse dollar repurchase agreements are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

The Company engages in securities lending whereby certain domestic bonds from its portfolio are loaned to other institutions for short periods of time. Collateral, primarily cash, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The Company does not have access to the collateral. The Company’s policy requires a minimum of 102% of the fair value of securities loaned to be maintained as collateral. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates.

Short term investments are reported at amortized cost which approximates market value. Short term investments include investments with maturities of less than one year at the date of acquisition.

Partnership interests, which are included in other invested assets, are reported at the underlying audited GAAP equity of the investee.

Residual collateralized mortgage obligations, which are included in other invested assets on the Balance Sheet, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are determined using the first in first out method.

Cash on hand includes cash equivalents. Cash equivalents are short term investments that are both readily convertible to cash and have an original maturity date of three months or less.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published

15

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 2.0% to 13.3% .

The Company waives the deduction of deferred fractional premiums upon the death of the insured. It is the Company’s practice to return a pro rata portion of any premium paid beyond the policy month of death, although it is not contractually required to do so for certain issues.

The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Minnesota Division of Insurance, is $46.7 billion and $21.7 billion at December 31, 2007 and 2006, respectively. The amount of premium deficiency reserves for policies on which gross premiums are less than the net premiums is $571.9 and $517.5 at December 31, 2007 and 2006, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance classified as group Section 79. The method of determination of tabular interest of funds not involving life contingencies is as follows: one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as

16

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations.

Electronic Data Processing Equipment: Electronic data processing equipment is carried at cost less accumulated depreciation. Depreciation for major classes of such assets is calculated on a straight line basis over the estimated useful life of the asset.

Participating Insurance: Participating business approximates less than 1% of the Company’s ordinary life insurance in force and 1.5% of premium income. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $18.5, $18.3 and $17.2 was incurred in 2007, 2006 and 2005, respectively.

Benefit Plans: The Company provides noncontributory retirement plans for substantially all employees and certain agents. Pension costs are charged to operations as contributions are made to the plans. The Company also provides a contributory retirement plan for substantially all employees.

Nonadmitted Assets: Nonadmitted assets are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Subsidiaries	$ -	$ 1,061
Deferred and uncollected premium	9,960	5,761
Net deferred tax asset	259,262	206,439
Electronic data processing equipment and software	21,892	28,567
Furniture and equipment	1,184	1,955
Health care and other amounts receivable	10,552	1,949
Aggregate write-ins for other than invested assets	-	11,109
Other	38,577	13,014

Total nonadmitted assets	$ 341,427	$ 269,855

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2007. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2007.

Guaranteed Benefits: For the Guaranteed Minimum Death Benefit (“GMDB”), Actuarial Guideline 34 (“AG34”) is followed. All the methodology and assumptions (mortality

17

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and interest) are contained in the guideline. AG34 interprets the standards for applying CARVM to GMDBs in variable annuity contracts where GMDBs are integrated with other benefits such as surrenders and annuitizations. This guideline requires that GMDBs be projected assuming an immediate drop in the value of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return. The immediate drops and assumed returns used in the projections are provided in AG34 and vary by five asset classes in order to reflect the risk/return differential inherent in each class. Contract specific asset based charges are deducted to obtain the net assumed returns. This guideline interprets mortality standards to be applied to projected GMDBs in the reserve calculation. In addition, this guideline clarifies standards for reinsurance transactions involving GMDBs with integrated benefit streams modified to reflect both the payment of future reinsurance premiums and the recovery of future reinsured death benefits.

Cash Flow Information: Cash and short term investments include cash on hand, demand deposits and short term fixed maturity instruments with a maturity of less than one year at date of acquisition. Other invested assets include cash loaned through the Company’s reciprocal loan program.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company.

Certain other separate accounts relate to experience rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is reestablished each year based on the investment experience of the separate account. In no event can the interest rate be less than zero. The assets and liabilities of these separate accounts are carried at book value.

Reserves related to the Company’s mortality risk associated with these policies are included in life and annuity reserves. These reserves include reserves for guaranteed minimum death benefits (before reinsurance) that totaled $15.4 and $14.5 at December 31, 2007 and 2006, respectively. The operations of the separate accounts are not included in the accompanying financial statements.

Reclassifications: Certain amounts in the Company’s statutory basis financial statements have been reclassified to conform to the 2007 financial statement presentation.

18

RELIASTAR LIFE INSURANCE COMPANY
Notes to Financial Statements - Statutory Basis
December 31, 2007
(Dollar amounts in millions, unless otherwise stated)

2. Permitted Statutory Basis Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Minnesota Division of Insurance. The Minnesota Division of Insurance recognizes only statutory accounting practices prescribed or permitted by the State of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Laws. The NAIC Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Minnesota. The Minnesota Commissioner of Commerce has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted, and obtain written approval of the practices from the Minnesota Division of Insurance. As of December 31, 2007, 2006, and 2005, the Company had no such permitted accounting practices.

19

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

3. Investments

The cost or amortized cost and fair value of bonds and equity securities are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

	(In Thousands)
At December 31, 2007:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 41,650	$ 1,340	$ -	$ 42,990
States, municipalities, and political
subdivisions	47,608	177	2,696	45,089
Foreign other (par value - $2,060,204)	2,045,975	28,099	55,425	2,018,649
Foreign government (par value - $113,714)	111,463	18,690	49	130,104
Public utilities securities	171,784	4,622	961	175,445
Corporate securities	5,074,558	72,180	110,963	5,035,775
Residential backed securities	3,361,128	116,402	80,825	3,396,705
Commercial mortgage backed
securities	1,790,470	6,636	46,516	1,750,590
Other asset backed securities	992,762	3,202	36,680	959,284

Total fixed maturities	13,637,398	251,348	334,115	13,554,631

Preferred stocks	122,290	3,301	9,198	116,393

Common stocks	22,190	1,739	275	23,654

Total equity securities	144,480	5,040	9,473	140,047

Total	$ 13,781,878	$ 256,388	$ 343,588	$ 13,694,678

At December 31, 2006:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$ 523,735	$ 7,516	$ 5,215	$ 526,036
States, municipalities, and political
subdivisions	32,876	1,213	118	33,971
Foreign other (par value - $1,756,709)	1,765,734	17,152	41,055	1,741,831
Foreign government (par value - $113,124)	107,527	9,753	1,395	115,885
Public utilities securities	283,270	6,703	2,887	287,086
Corporate securities	4,839,353	79,163	67,055	4,851,461
Residential backed securities	3,037,401	28,401	81,355	2,984,447
Commercial mortgage backed
securities	1,787,890	8,704	21,960	1,774,634
Other asset backed securities	987,760	3,944	8,405	983,299

Total fixed maturities	13,365,546	162,549	229,445	13,298,650

Preferred stocks	129,773	2,555	2,618	129,710
Common stocks	3,043	2	-	3,045

Total equity securities	132,816	2,557	2,618	132,755

Total	$ 13,498,362	$ 165,106	$ 232,063	$ 13,431,405

20

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Reconciliation of bonds from amortized cost to carrying value is as follows:

	December 31
	2007	2006

	(In Thousands)
Amortized cost	$ 13,637,398	$ 13,365,546
Adjustment for below investment grade bonds	(845)	(60)

Carrying value	$ 13,636,553	$ 13,365,486

The aggregate market value of debt securities with unrealized losses and the time period that cost exceeded fair value are as follows:

More than 6
	Less than	months and less	More than
	6 months	than 12 months	12 months
	below cost	below cost	below cost	Total

(In Thousands)
At December 31, 2007:
Fair value	$ 2,174,943	$ 2,415,260	$ 3,630,322	$ 8,220,525
Unrealized loss	56,107	145,135	132,873	334,115

At December 31, 2006:
Fair value	$ 2,204,386	$ 479,450	$ 5,589,534	$ 8,273,369
Unrealized loss	24,001	9,157	196,287	229,445

The amortized cost and fair value of investments in bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value

	(In Thousands)
Maturity:
Due in 1 year or less	$ 295,458	$ 296,545
Due after 1 year through 5 years	2,220,838	2,242,598
Due after 5 years through 10 years	2,730,573	2,700,098
Due after 10 years	2,246,169	2,208,811

	7,493,038	7,448,052
Residential backed securities	3,361,128	3,396,705
Commercial mortgage backed securities	1,790,470	1,750,590
Other asset backed securities	992,762	959,284

Total	$ 13,637,398	$ 13,554,631

At December 31, 2007 and 2006, investments in certificates of deposit and bonds with an admitted asset value of $181.9 and $292.4, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

21

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company had loaned securities, which are reflected as invested assets on the balance sheets, with a market value of approximately $158.4 and $398.6 at December 31, 2007 and 2006, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $4.5 billion, $3.2 billion and $5.8 billion in 2007, 2006 and 2005, respectively. Gross gains of $44.4, $31.3, and $64.9 and gross losses of $53.2, $51.5, and $85.9 during 2007, 2006 and 2005, respectively, were realized on those sales. A portion of the gains and losses realized in 2007, 2006, and 2005 has been deferred to future periods in the IMR.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	December 31
	2007	2006	2005

		(In Thousands)
Realized capital losses	$ (3,444)	$ (52,309)	$ (12,910)
Amount transferred to IMR (net of related taxes
of $(8,404) in 2007, $(18,459) in 2006
and $(3,362) in 2005	15,608	34,282	6,244
Federal income tax (expense) benefit	(9,008)	14,367	(1,527)

Net realized capital gains (losses)	$ 3,156	$ (3,660)	$ (8,193)

Realized capital gains (losses) include losses of $27.9, $31.2, and $23.0 related to securities that have experienced an other-than-temporary decline in value in 2007, 2006, and 2005, respectively.

Major categories of net investment income are summarized as follows:

	Year ended December 31
	2007	2006	2005

	(In Thousands)
Income:
Subsidiaries	$ 22,049	$ 27,600	$ 21,765
Equity securities	9,451	5,731	3,427
Bonds	800,012	761,657	755,918
Mortgage loans	142,591	145,321	163,291
Derivatives	(5,329)	11,966	(3,379)
Contract loans	40,440	39,193	49,506
Real estate	20,422	22,834	22,747
Other	34,896	45,890	21,350

Total investment income	1,064,532	1,060,192	1,034,625
Investment expenses	(113,847)	(113,934)	(102,114)

Net investment income	$ 950,685	$ 946,258	$ 932,511

22

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company entered into reverse dollar repurchase transactions to increase its return on investments and improve liquidity. Reverse dollar repurchases involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. The reverse dollar repurchases are accounted for as short term collateralized financing and the repurchase obligation is reported in borrowed money on the Balance Sheets. The repurchase obligation totaled $208.8 and $188.8 at December 31, 2007 and 2006, respectively. The securities underlying these agreements are mortgage backed securities with a book value of $213.8 and $193.0 and fair value of $210.2 and $187.1 at December 31, 2007 and 2006, respectively. The securities had a weighted average coupon rate of 5.5% with various maturity dates ending in December 2037. The primary risk associated with short term collateralized borrowings is that the counterparty may be unable to perform under the terms of the contract. The Company’s exposure is limited to the excess of the net replacement cost of the securities over the value of the short term investments, which was not material at December 31, 2007. The Company believes that the counterparties to the reverse dollar repurchase agreements are financially responsible and that counterparty risk is minimal.

The Company participates in reverse repurchase transactions. Such transactions include the sale of corporate securities to a major securities dealer and a simultaneous agreement to repurchase the same security in the near term. The proceeds are invested in new securities of intermediate durations. As of December 31, 2007 and 2006, the amount outstanding on these agreements was $402.1 and $376.0, respectively, and was included in borrowed money on the balance sheets. The securities underlying these agreements are mortgage backed securities with a book value of $422.8 and $377.5 and fair value of $424.0 and $375.8 at December 31, 2007 and 2006, respectively. The securities have a weighted average coupon rate of 5.4% with various maturity dates ending in February 2043.

The maximum and minimum lending rates for long term mortgage loans during 2007 were 7.0% and 3.9% . Fire insurance is required on all properties covered by mortgage loans and must at least equal the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings.

The maximum percentage of any loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 73.8% on commercial properties. The Company held $0.0 and $1.1 in mortgages with interest more than 180 days overdue at December 31, 2007 and 2006, respectively. Minimal interest was past due as of December 31, 2007 and 2006.

The average recorded investment in impaired loans was $0.6 and $1.9 at December 31, 2007 and 2006, respectively. Interest income recognized during the period the loans were impaired was $0.5, $0.8, and $0.6 and interest income recognized on a cash basis was $0.5, $0.9, and $0.5 for 2007, 2006 and 2005, respectively.

23

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company had impaired loans without an allowance for credit losses of $1.2 and $7.4 as of December 31, 2007 and 2006, respectively.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s return on the investment portfolio or to manage interest rate risk. The table below summarizes the number of transactions, book value, and gain/loss of the Company’s financial instruments with securities sold and reacquired within 30 days of the sale date:

				Cost of
				Securities
	NAIC	Number of	Book Value	Repurchased	Gain/(Loss)
	Rating	Transactions	(in thousands)	(in thousands)	(in thousands)

2007		0	$ -	$ -	$ -

2006	3	6	575	572	-

2005	3	14	1,430	1,557	115
	4	4	780	796	12

		18	$ 2,210	$ 2,353	$ 127

There were no encumbrances on real estate at December 31, 2007 and 2006, respectively.

Credit markets have recently become more turbulent amid concerns about subprime mortgages and collateralized debt obligations (“CDOs”). This in turn has resulted in a general widening of credit spreads, reduced price transparency, reduced liquidity, increased rating agency downgrades and increased volatility across all markets. The Company manages its risk exposure to subprime mortgages and CDOs by attempting to identify over-credit enhanced transactions that can withstand stronger multiples of loss coverage than anticipated by the agencies, utilizing collateral and structural analysis to project deal performance. The Company updates its views monthly for deviations (positive or negative) from expected performance and takes action as necessary and appropriate. For these reasons (initial security selection efforts and ongoing surveillance), The Company believes its portfolios are well positioned to perform from an expected loss standpoint.

To date, this market disruption has had a limited impact on the Company. As of December 31, 2007, the fair value of the Company’s subprime exposure was $295.8, representing 1.6% of total investments and the fair value of its Alt-A exposure was $945.8, representing 5.2% of total investments. Alt-A Loans are residential mortgage loans to customers who have strong credit profiles but lack some elements such as documentation to substantiate income. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company does not originate or purchase subprime or Alt-A whole loan mortgages. As of December 31, 2007, the Company’s exposure to subprime mortgages was primarily in the form of asset backed securities (“ABS”) collateralized by subprime residential mortgages (“ABS Home Equity”) and

24

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

CDO positions backed by ABS Home Equity; and its exposure to Alt-A mortgages, which was concentrated in residential mortgage backed securities (“RMBS”). The following summarizes the Company’s ABS Home Equity exposure to subprime and Alt-A mortgages as of December 31, 2007.

The actual cost, book adjusted carrying value, and fair value of ABS Home Equity securities at December 31, 2007 was $322.4, $322.5 and $295.8, respectively. Gross unrealized losses related to these ABS Home Equity securities for the year ended December 31, 2007 was $27.2. Other-than-temporary impairments recognized on ABS Home Equity securities was $5.9 for the year ended December 31, 2007. The actual cost, book adjusted carrying value, and fair value of the Alt-A portfolio at December 31, 2007 was $960.8, $957.0 and $945.8, respectively. Gross unrealized losses related to the Alt-A portfolio for the year ended December 31, 2007 was $35.2. Other-than-temporary impairments recognized on the Alt-A portfolio was $279.8 for the year ended December 31, 2007.

4. Derivative Financial Instruments Held for Purposes Other than Trading

The Company utilizes derivatives such as options, futures, caps, floors, forwards and interest rate swaps to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are followed in accordance with requirements set forth in SSAP No. 86 for those derivatives that are deemed highly effective. The Company also enters into credit default swaps and total return swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. Replicated (synthetic) assets filed with the NAIC SVO result in both the derivative and cash instrument being carried at amortized cost. The replication practices are in accordance with SSAP No. 86.

The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount.

Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreement without an exchange of the underlying principal amount.

Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

25

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. All effective derivatives are reported at amortized cost. Effective S&P options are reported at fair value in uniformity with the hedged item. The unrealized gains or losses from the S&P options are reported as unrealized gain or loss in surplus.

Premiums paid for the purchase of interest rate contracts are included in other invested assets on the balance sheet and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged.

Amounts paid or received, if any, from such contracts are included in interest expense or income on the statements of operations. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other invested assets. Gains or losses realized as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Derivatives that are designated as being in an effective hedging relationship are reported in a manner that is consistent with the hedged asset or liability. Derivative contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges. Changes in the fair value of derivatives not designated in effective hedging relationships are recorded as unrealized gains and losses in surplus.

The Company is exposed to credit loss in the event of nonperformance by counterparties on certain derivative contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contracts. The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties’ credit standing, collateral agreements, and master netting agreements.

26

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The table below summarizes the Company’s derivative contracts included in other invested assets at December 31, 2007 and 2006:

	Notional	Carrying	Fair
	Amount	Value	Value

(In Thousands)
December 31, 2007
Derivative contracts:
Swaps	$ 5,563,365	$ (86,584)	$ (156,548)
Options owned	402,043	1,929	1,929

Total derivatives	$ 5,965,408	$ (84,655)	$ (154,619)

December 31, 2006
Derivative contracts:
Swaps	$ 4,036,458	$ (1,176)	$ (5,705)
Options owned	52,433	3,419	3,419

Total derivatives	$ 4,088,891	$ 2,243	$ (2,286)

5. Concentrations of Credit Risk

The Company held below investment grade corporate bonds with an aggregate book value of $802.9 and $451.7 and an aggregate market value of $798.6 and $459.4 at December 31, 2007 and 2006, respectively. Those holdings amounted to 5.9% of the Company’s investments in bonds and 4.2% of total admitted assets at December 31, 2007. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds of $241.7 and $326.0 with an aggregate NAIC market value of $252.8 and $333.4 at December 31, 2007 and 2006, respectively. The carrying value of these holdings amounted to 1.8% of the Company’s investment in bonds and 1.3% of the Company’s total admitted assets at December 31, 2007.

At December 31, 2007, the Company’s commercial mortgages involved a concentration of properties located in California (27.5%) and Texas (8.6%) . The remaining commercial mortgages relate to properties located in 41 other states. The portfolio is well diversified, covering many different types of income producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $75.0.

6. Annuity Reserves

At December 31, 2007 and 2006, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary

27

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent

	(In Thousands)
December 31, 2007
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 214,697	1.9%
At book value less surrender charge	1,168,046	10.6
At fair value	1,693,450	15.3

Subtotal	3,076,193	27.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	6,936,965	62.7
Not subject to discretionary withdrawal	1,042,988	9.5

Total annuity reserves and deposit fund liabilities
before reinsurance	11,056,146	100.0%

Less reinsurance ceded	10,892

Net annuity reserves and deposit fund liabilities	$ 11,045,254

December 31, 2006
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 271,325	2.4%
At book value less surrender charge	1,225,832	10.8
At fair value	2,000,906	17.6

Subtotal	3,498,063	30.8
Subject to discretionary withdrawal (without adjustment):
At book value with minimal or no charge or adjustment	7,025,008	61.9
Not subject to discretionary withdrawal	819,298	7.3

Total annuity reserves and deposit fund liabilities
before reinsurance	11,342,369	100.0%

Less reinsurance ceded	11,869

Net annuity reserves and deposit fund liabilities	$ 11,330,500

Of the total net annuity reserves and deposit fund liabilities of $11.0 billion at December 31, 2007, $9.2 billion is included in the general account, and $1.8 billion is included in the separate account. Of the total net annuity reserves and deposit fund liabilities of $11.3 billion at December 31, 2006, $9.2 billion is included in the general account, and $2.1 billion is included in the separate account.

7. Employee Benefit Plans

Defined Benefit Plan: ING North America Insurance Corporation (“ING North America”) sponsors the ING Americas Retirement Plan (the “Retirement Plan”), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees.

28

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Retirement Plan is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. The costs allocated to the Company for its employees’ participation in the Retirement Plan were $7.8, $9.1 and $7.6 for 2007, 2006 and 2005, respectively. ING North America is responsible for all Retirement Plan liabilities.

Defined Contribution Plans: ING North America sponsors the ING Savings Plan and ESOP (the “Savings Plan”). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company’s employees other than Company agents. The Savings Plan is a tax qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan (“ESOP”) component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. ING North America matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule (although certain specified participants are subject to a 5 year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Amounts allocated to the Company for the Savings Plan were $7.0, $7.0 and $6.3 for 2007, 2006 and 2005, respectively.

Other Benefit Plans: In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees and health care and life insurance benefits to retired employees and other eligible dependents. The supplemental retirement plan includes a nonqualified defined benefit pension plan, and a nonqualified defined contribution plan, which means all benefits are payable from the general assets of the Company. The postretirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

29

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007

(Dollar amounts in millions, unless otherwise stated)

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans are as follows:

		Pension Benefits			Other Benefits
	2007	2006	2005	2007	2006	2005

				(In Thousands)
Change in benefit obligation
Benefit obligation at beginning of year	$ 33,751	$ 35,085	$ 31,971	$ 24,627	$ 23,441	$ 16,376
Service cost	-	-	-	750	1,345	2,369
Interest cost	1,907	1,853	1,840	1,392	1,249	1,229
Contribution by plan participants	-	-	-	1,583	1,322	1,580
Actuarial (gain) loss	(1,252)	(313)	3,937	(2,532)	407	5,480
Benefits paid	(2,909)	(2,874)	(2,663)	(3,718)	(3,137)	(3,593)

Benefit obligation at end of year	$ 31,497	$ 33,751	$ 35,085	$ 22,102	$ 24,627	$ 23,441

Change in plan assets
Fair value of plan assets at beginning of year	$ -	$ -	$ -	$ -	$ -	$ -
Employer contributions	2,909	2,874	2,663	2,134	1,815	2,013
Plan participants' contributions	-	-	-	1,584	1,322	1,580
Benefits paid	(2,909)	(2,874)	(2,663)	(3,718)	(3,137)	(3,593)

Fair value of plan assets at end of year	$ -	$ -	$ -	$ -	$ -	$ -

Funded status	$ (31,497)	$ (33,751)	$ (35,085)	$ (22,102)	$ (24,627)	$ (23,441)
Unamortized prior service credit	(21)	(26)	(30)	(2,378)	(2,310)	(2,242)
Unrecognized net (loss) gains	9,587	11,373	12,936	1,291	3,959	3,674
Remaining net obligation	14,856	16,049	17,195	-	-	-

Total funded status	$ (7,075)	$ (6,355)	$ (4,984)	$ (23,189)	$ (22,978)	$ (22,009)

Amounts recognized in the balance sheets
consist of:
Accrued benefit cost	$ (31,490)	$ (33,751)	$ (35,010)	$ (23,189)	$ (22,978)	$ (22,009)
Intangible assets	14,856	16,049	17,195	-	-	-
Unassigned surplus - minimum
pension liability	9,559	11,347	12,831	-	-	-

Net amount recognized	$ (7,075)	$ (6,355)	$ (4,984)	$ (23,189)	$ (22,978)	$ (22,009)

Component of net periodic benefit cost
Service cost	$ -	$ -	$ -	$ 750	$ 1,344	$ 2,369
Interest cost	1,907	1,852	1,840	1,392	1,249	1,229
Amount of unrecognized gains (losses)	580	712	367	137	122	101
Amount of prior service cost recognized	(5)	(5)	(5)	67	68	68
Amortization of unrecognized transition
obligation ot transition asset	1,146	1,146	1,146	-	-	-

Total net periodic benefit cost	$ 3,628	$ 3,705	$ 3,348	$ 2,346	$ 2,783	$ 3,767

Benefit obligation for nonvested employees	$ -	$ -	$ -	$ 1,431	$ 2,529	$ 3,300

Accumulated benefit obligation
for vested participants	$ 31,490	$ 33,751	$ 35,013	$ 21,775	$ 23,104	$ 21,701

30

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Assumptions used in determining the accounting for the defined benefit plans and other benefit plan as of December 31, 2007, 2006 and 2005 were as follows:

	2007	2006	2005

Weighted average discount rate	6.5%	5.9%	5.5%
Rate of increase in compensation level	4.2%	4.0%	4.0%

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical plan is 9.0%, decreasing gradually to 6.5% over five years. Increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.5. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation for the medical plan as of December 31, 2007 by $0.4.

The Company expects to pay the following benefits:

Year ending
December 31,	Benefits

(In Thousands)
2008	$ 5,221
2009	5,394
2010	5,598
2011	5,716
2012	5,618
Thereafter	25,158

The measurement date used for postretirement benefits is December 31, 2007.

On December 8, 2003, the Medicare Prescription Drug Impairment and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare, as well as a federal subsidiary to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare. The 2008 expected benefit reduction in the net postretirement benefit cost for the subsidy related to benefits attributed to former employees is less than $0.3. There is no effect of the subsidy on the measurement of net periodic postretirement benefit cost for the current period.

The Company does not expect to contribute to any plans during 2008.

8. Separate Accounts

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues

31

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:

	Non-Indexed	Non-
	Guarantee	Guaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total

(In Thousands)
December 31, 2007
Premium, consideration or deposits for the year	-	328,909	328,909

Reserves for separate accounts with assets at:
Fair value	$ 143,134	$ 3,132,555	$ 3,275,689
Amortized cost	-	-	-

Total reserves	$ 143,134	$ 3,132,555	$ 3,275,689

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 143,134	$ -	$ 143,134
At market value	-	3,132,045	3,132,045

Subtotal	143,134	3,132,045	3,275,179
Not subject to discretionary withdrawal	-	510	510

Total separate account liabilities	$ 143,134	$ 3,132,555	$ 3,275,689

December 31, 2006
Premium, consideration or deposits for the year	$ -	$ 376,794	$ 376,794

Reserves for separate accounts with assets at:
Fair value	$ 154,164	$ 3,355,444	$ 3,509,608
Amortized cost	-	-	-

Total reserves	$ 154,164	$ 3,355,444	$ 3,509,608

Reserves for separate accounts by
withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$ 154,164	$ -	$ 154,164
At market value	-	3,345,283	3,345,283

Subtotal	154,164	3,345,283	3,499,447
Not subject to discretionary withdrawal	-	10,161	10,161

Total separate account liabilities	$ 154,164	$ 3,355,444	$ 3,509,608

32

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005

		(In Thousands)
Transfers as reported in the Summary of Operations
of the Separate Accounts Statement:
Transfers to separate accounts	$ 328,909	$ 376,794	$ 459,459
Transfers from separate accounts	(715,354)	(1,049,002)	(914,183)

Transfers as reported in the statements of operations	$ (386,445)	$ (672,208)	$ (454,724)

The separate account liabilities subject to minimum guaranteed benefits, the gross amount of reserve and the reinsurance reserve credit related to minimum guarantees, by type, at December 31, 2007 and 2006 were as follows:

Guaranteed Minimum
Death Benefit (GMDB)

(In Thousands)
December 31, 2007
	Separate Account Liability	$ 407,422
	Gross amount of reserve	562
	Reinsurance reserve credit	-

December 31, 2006
	Separate Account Liability	$ 1,512,402
	Gross amount of reserve	5,111
	Reinsurance reserve credit	-

9.	Federal Income Taxes

The Company files a consolidated federal income tax return with its parent ING AIH, a Delaware corporation, and other U.S. affiliates. The Company has a written tax sharing agreement that provides that each member of the consolidated return shall reimburse ING AIH for its respective share of the consolidated federal income tax liability and shall receive a benefit for its losses at the statutory rate. A list of all affiliated companies that participate in the filing of this consolidated federal income tax return has been provided to the Department of Insurance.

33

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Current income taxes incurred consisted of the following major components:

	Year ended December 31
	2007	2006	2005

		(In Thousands)
Federal tax expense on operations	$ 110,413	$ 97,155	$ 86,763
Federal tax expense (benefit) on capital gains (losses)	9,008	(14,367)	1,527

Total current tax expense incurred	$ 119,421	$ 82,788	$ 88,290

The main components of deferred tax assets and deferred tax liabilities are as follows:

	December 31
	2007	2006

	(In Thousands)
Deferred tax assets resulting from book/tax differences in:
Deferred acquisition costs	$ 124,648	$ 126,938
Insurance reserves	180,919	157,965
Investments	15,305	18,807
Compensation and benefits	40,150	39,122
Nonadmitted assets and other surplus items	28,863	17,937
Litigation accruals	15,262	20,470
Costs of collection and loading	10,490	7,601
Other	58,101	31,641

Total deferred tax assets	473,738	420,481
Deferred tax assets nonadmitted	(259,262)	(206,439)

Admitted deferred tax assets	214,476	214,042

Deferred tax liabilities resulting from book/tax differences in:
Investments	9,260	8,501
Deferred and uncollected premium	61,127	56,290
Depreciable assets	18,145	18,099
Unrealized gain on common stocks	5,418	16,610
Insurance reserves	3,306	2,876

Total deferred tax liabilities	97,256	102,376

Net admitted deferred tax asset	$ 117,220	$ 111,666

34

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The change in net deferred income taxes is comprised of the following:

	December 31
	2007	2006	Change

		(In Thousands)
Total deferred tax assets	$ 473,738	$ 420,481	53,257
Total deferred tax liabilities	97,256	102,376	(5,120)

Net deferred tax asset	$ 376,482	$ 318,105	$ 58,377

Remove current year change in unrealized gains			(11,193)

Change in net deferred income tax			47,184
Remove other items in surplus:
Additional minimum pension liability			626
Current year change in nonadmitted assets			(10,926)
Other			(403)

Change in deferred taxes			$ 36,481

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes for the following reasons:

	Year Ended December 31
	2007	2006	2005

		(In Thousands)
Ordinary income	$ 260,307	$ 230,315	$ 277,470
Capital gains (losses) net of IMR, net of taxes	12,164	(18,027)	(6,666)

Total pretax book income	$ 272,471	$ 212,288	$ 270,804

Provision computed at statutory rate	95,365	74,301	94,781
Dividends received deduction	(12,804)	(19,020)	(1,631)
Interest maintenance reserve	(5,253)	(12,928)	(6,395)
Reinsurance	(5,715)	38,419	894
Other	11,347	(873)	3,396

Total	$ 82,940	$ 79,899	$ 91,045

Federal income taxes incurred	$ 119,421	$ 82,788	$ 88,290
Change in net deferred income taxes	(36,481)	(2,889)	2,755

Total statutory income taxes	$ 82,940	$ 79,899	$ 91,045

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $0, $0 and $69.5 from 2007, 2006 and 2005, respectively.

Under the intercompany tax sharing agreement, the Company has a payable to ING AIH of $89.9 and $24.6 for federal income taxes as of December 31, 2007 and 2006, respectively.

35

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

The Company’s transferable state tax credit assets are as follows:

Unused credit
Method of estimating utilization of	State	Carrying value at	remaining at
remaining transferrable state tax credit		December 31, 2007	December 31, 2007

(in thousands)
Estimated credit based on investment in
Low Income Housing investment	GA	$ 1,336	$ 2,657

Total State Tax Credits		$ 1,336	$ 2,657

A reconciliation of the change in the unrecognized income tax benefits for the years is as follows:

Amount

Balance at January 1, 2007	$ 42.3
Additions for tax positions related to current year	2.6
Additions for tax positions related to prior years	8.9

Balance at December 31, 2007	$ 53.8

The Company had $53.8 of unrecognized tax benefits as of December 31, 2007 that would affect the Company’s effective tax rate if recognized.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Current federal and foreign income taxes and Federal and foreign income tax incurred on the Balance Sheets and Statements of Operations, respectively. The Company had accrued interest of $8.4 as of December 31, 2007.

The Company is under audit by the Internal Revenue Service (“IRS”) for tax years 2002 through 2005. It is anticipated that the IRS audit of tax years 2002 and 2003 will be finalized within the next twelve months. Upon finalization of the IRS exam, it is reasonably possible that the unrecognized tax benefits will decrease by up to $16.1. The timing of the payment of the remaining allowance of $37.7 can not be reliably estimated.

Under prior law, the Company was allowed to defer from taxation a portion of income. Deferred income of $32.6 was accumulated in the Policyholders’ Surplus Account and would only become taxable under certain conditions, which management believed to be remote. In 2004, Congress passed the American Jobs Creation Act of 2004 allowing certain tax-free distributions from the Policyholders’ Surplus Account during 2005 and 2006. During 2006, the Company made a dividend distribution of $35.0 which eliminated the $32.6 balance in the Policyholders Surplus Account and, therefore, eliminated any potential tax on the accumulated balance.

36

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated) 10. Investment in and Advances to Subsidiaries

The Company has four wholly owned insurance subsidiaries at December 31, 2007, ReliaStar Life Insurance Company of New York (“RNY”), ING Re (UK) Limited, Whisperingwind I, LLC (“WWI”), and Whisperingwind II, LLC (“WWII”).

Amounts invested in and advanced to the Company’s subsidiaries are summarized as follows:

	December 31
	2007	2006

	(In Thousands)
Common stock (cost - $362,112 in 2007 and $208,413 in 2006)	$ 331,847	$ 330,204

Summarized financial information as of and for the year ended December 31 for these subsidiaries is as follows:

		December 31
	2007	2006	2005

		(In Thousands)
Revenues	$ 1,268,542	$ 590,335	$ 524,362
Income before net realized gains on investments	(399,930)	18,991	38,186
Net (loss) income	(404,896)	18,180	37,755
Admitted assets	4,021,681	3,055,769	2,815,419
Liabilities	3,521,871	2,725,565	2,529,249

The Company received cash dividends from RNY of $18.7, $27.6 and $20.8 during the years ended December 31, 2007, 2006 and 2005, respectively. The Company received cash dividends from NWNL Benefits Corporation of $1.1, $0 and $0 during the years ended December 31, 2007, 2006 and 2005, respectively.

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWI, as a limited liability company. WWI received its licensure as a special purpose financial captive insurance company (“SPFC”) from the Director of the South Carolina Department of Insurance on May 29, 2007. After receiving all required and customary regulatory approvals, WWI commenced doing business as an SPFC on May 29, 2007. The Company’s adjusted carrying value of WWI is $0 as of December 31, 2007. The Company contributed capital to WWI of $63.7, $7.4 and $0 during the years ended December 31, 2007, 2006 and 2005. During 2007, the Company ceded premium and ceded reserves to WWI of $44.8 and $155.3, respectively. The amount of insurance in force ceded to WWI was $30.7 billion at December 31, 2007.

On October 27, 2006, the Company created a South Carolina domiciled, wholly owned subsidiary, WWII, as a limited liability company. WWII received its licensure as a SPFC from the Director of the South Carolina Department of Insurance on October 26, 2007. After receiving all required and customary regulatory approvals, WWII commenced

37

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

doing business as an SPFC on November 1, 2007. The Company’s adjusted carrying value of WWII is $0 as of December 31, 2007. The Company contributed capital to WWII of $82.1, $3.7 and $0 during the years ended December 31, 2007, 2006 and 2005. During 2007, the Company ceded premium and ceded reserves to WWII of $573.3 and $611.5, respectively. The amount of insurance inforce ceded to WWII was $475.9 at December 31, 2007.

Effective January 15, 2007, the Company entered into a Stock Purchase Agreement with Superior Vision Services, Inc. (“SVS”), a Delaware corporation, and Bolle, Inc., a Delaware corporation, pursuant to which SVS purchased all of the Company’s rights, title and interest in all the shares of SVS owned by the Company for a cash purchase price of $33.8. The transaction closed on January 26, 2007. The Company recognized a gain of $30.7 from the transaction.

11. Reinsurance

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk.

Assumed premiums amounted to $733.1, $675.1 and $566.5 for 2007, 2006 and 2005, respectively.

The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

		December 31
	2007	2006	2005

		(In Thousands)
Premiums	$ 1,132,722	$ 398,621	$ 393,117
Benefits paid or provided	910,420	379,191	395,382
Policy and contract liabilities at year end	2,867,408	2,404,221	2,131,021

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

38

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

12. Capital and Surplus

Under Minnesota insurance regulations, the Company is required to maintain a minimum total capital and surplus of $2.0. Additionally, the amount of dividends which can be paid by the Company to its shareholder without prior approval of the Minnesota Division of Insurance is limited to the greater of the net gain from operations excluding realized capital gains or 10% of surplus at December 31 of the preceding year.

Lion loaned $100.0 to the Company under a surplus note dated December 1, 2001. The surplus note provides, subject to the regulatory constraints discussed below, that (1) it is a surplus note which will mature on September 15, 2021, with principal due at maturity, but payable without penalty, in whole or in part before maturity; (2) interest is payable at a variable rate based upon an annualized yield rate for U.S. Treasury Bonds payable semi annually; and (3) in the event that the Company is in default in the payment of any required interest or principal, the Company cannot pay cash dividends on its capital stock (all of which is owned directly by Lion). The surplus note further provides that there may be no payment of interest or principal without the express approval of the Minnesota Department of Commerce. For the year ended December 31, 2007, 2006 and 2005, interest paid totaled $4.7, $4.7 and $4.6, respectively. There is no accrued interest for the years ended December 31, 2007 and 2006.

The Company received capital contributions from Lion of $95.0 and $200.0 during 2007 and 2006, respectively.

Life and health insurance companies are subject to certain Risk Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

13. Fair Values of Financial Instruments

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all nonfinancial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest

39

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company’s financial instruments are summarized as follows:

		December 31
	2007		2006

	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

		(In Thousands)
Assets:
Bonds	$ 13,636,553	$ 13,554,631	$ 13,365,486	$ 13,298,650
Preferred stocks	122,290	116,393	129,773	129,710
Unaffiliated common stocks	23,653	23,653	3,045	3,045
Mortgage loans	2,411,673	2,449,158	2,134,551	2,135,988
Contract loans	683,218	683,218	674,130	674,130
Derivative securities	(84,655)	(154,619)	2,243	(2,286)
Cash, cash equivalents and
short term investments	185,882	185,882	341,241	341,241
Separate account assets	3,432,705	3,432,705	3,688,327	3,688,327
Liabilities:
Dividends payable	14,565	14,565	14,186	14,186
Separate account liabilities	3,432,705	3,432,705	3,686,705	3,686,705
Payable for securities	29,876	29,876	-	-

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short term investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The fair values for bonds, preferred stocks and common stocks reported herein are based on quoted market prices, where available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placement investments, are estimated by discounting the expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality, and maturity, which fall within a range between 3.4% and 11.8% over the total portfolio. Fair values determined on this basis can differ from values published by the SVO. Fair value as determined by the SVO as of December 31, 2007 and 2006 is $14.0 billion and $13.9 billion, respectively.

Mortgage loans: Estimated fair values for commercial real estate loans were generated using a discounted cash flow approach. Loans in good standing are

40

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these loans were discounted at a greater spread to reflect increased risk. All residential loans are valued at their outstanding principal balances, which approximate their fair values.

Derivative financial instruments: Fair values for derivative financial instruments are based on broker/dealer valuations or on internal discounted cash flow pricing models, taking into account current cash flow assumptions and the counterparties’ credit standing.

The carrying value of all other financial instruments approximates their fair value.

14. Commitments and Contingencies

Guarantee Agreement: The Company, effective January 2002, entered into a Guarantee Agreement with two other ING affiliates whereby it is jointly and severally liable for a $250 obligation of another ING affiliate, Security Life of Denver International Limited (“SLDI”). The Company’s Board of Directors approved this transaction on April 25, 2002. The two other affiliated life insurers were Security Connecticut Life Insurance Company (subsequently merged into the Company on October 1, 2003), and Security Life of Denver Insurance Company. The joint and several guarantees of the two remaining insurers are capped at $250. The States of Colorado and Minnesota did not disapprove the guarantee.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase securities of $161.7 and $122.4 at December 31, 2007 and 2006, respectively. The Company is also committed to provide additional capital contributions of $294.7 and $166.4 at December 31, 2007 and 2006, respectively, in partnerships reported in other invested assets not on the balance sheets.

Operating Leases: The Company leases office space under various noncancelable operating lease agreements that expire through December 2022. During the years ended December 31, 2007, 2006 and 2005, rent expense totaled $7.9, $10.7 and $10.0, respectively.

At December 31, 2007, the minimum aggregate rental commitments for the upcoming five years and thereafter (including the impact of the sale leaseback transaction on January 3, 2008 – see Subsequent Events) are as follows:

41

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

Year ending
December 31	Commitments

(In Thousands)
2008	$ 10,485
2009	5,992
2010	4,047
2011	3,791
2012	3,405
Thereafter	23,897

At December 31, 2007, the future minimum lease payment receivables under noncancellable sublease arrangements (including the impact of the sale leaseback transaction on January 3, 2008 – see Subsequent Events) are as follows:

Year ending	Future minimum Lease
December 31	Payment Receivables

(In Thousands)
2008	$ 3,082
2009	763
2010	-
2011	-
2012	-
Thereafter	-

Certain rental commitments have renewal options extending through the year 2022 subject to adjustments in the future periods.

The Company is not involved in any material sale leaseback transactions at December 31, 2007.

Legal Proceedings: The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company’s operations or financial position.

Regulatory Matters: As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services

42

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

industry. In each case, the Company and its affiliates have been and are providing full cooperation.

Insurance and Retirement Plan Products and Other Regulatory Matters: Federal and state regulators and self-regulatory agencies are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

Investment Product Regulatory Issues: Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended.

Action may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING’s U.S. based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING’s U.S. based operations, including the Company.

15. Financing Agreements

The Company maintains a revolving loan agreement with Bank of New York, (“BONY"). Under this agreement, the Company can borrow up to $100 from BONY. Interest on any borrowing accrues at an annual rate equal to: (1) the cost of funds for BONY for the period applicable for the advance plus 0.4% or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005, respectively. Additionally, there were no amounts payable to BONY at December 31, 2007 and 2006.

The Company maintains a line of credit agreement with Svenska Handelsbanken (“Svenska”). Under this agreement, the Company can borrow up to $100 from Svenska. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007 or 2006. There were no amounts payable to Svenska at December 31, 2007 and 2006. The Company did not have this agreement in 2005.

The Company maintains a line of credit agreement with PNC Bank. Under this agreement, the Company can borrow up to $100. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at any time to ING AIH and its affiliates of $100. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2007, 2006 and 2005. There were no amounts payable to PNC Bank at December 31, 2007 and 2006.

The Company maintains a reciprocal loan agreement with ING America Insurance Holdings, Inc. (“ING AIH”), a Delaware corporation and affiliate, to facilitate the handling of unusual and/or unanticipated short term cash requirements. Under this agreement, which expires December 31, 2010, the Company and ING AIH can borrow up

44

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

to 2% of the general account admitted assets as of the last day of the most recently concluded annual statement year. Interest on any Company borrowing is charged at the rate of ING AIH’s cost of funds for the interest period plus 0.15% . Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, the Company incurred interest expense of $2.8 for the year ended December 31, 2007.

The Company borrowed $4.4 billion and repaid $4.4 billion in 2007, borrowed $2.2 billion and repaid $2.2 billion in 2006 and borrowed $3.2 billion and repaid $3.2 billion in 2005. These borrowings were on a short term basis, at an interest rate that approximated current money market rates and excludes borrowings from reverse dollar repurchase transactions. Interest paid on borrowed money was $0.1, $0.5 and $0.8 during 2007, 2006 and 2005, respectively.

The Company is the beneficiary of letters of credit totaling $130.8; terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 2007 and 2006.

16. Related Party Transactions

Cost Sharing Arrangements: Management and services contracts and all cost sharing arrangements with other affiliated ING United States companies are allocated among companies in accordance with systematic cost allocation methods.

Investment Management: The Company has entered into an investment advisory agreement with ING Investment Management, LLC (“IIM”) under which IIM provides the Company with investment management services. The Company has entered into an administrative services agreement with IIM under which IIM provides the Company with asset liability management services. Total fees under the agreement were approximately $51.4, $50.4, and $49.2 for the years ended December 31, 2007, 2006 and 2005, respectively.

Services Agreements: The Company has entered into an inter-insurer services agreement with certain of its affiliated insurance companies in the United States (“affiliated insurers”) whereby the affiliated insurers provide certain administrative, management, professional, advisory, consulting, and other services to each other. The Company has entered into a services agreement with ING North America Insurance Corporation (“INAIC”) whereby INAIC provides certain administrative, management, professional, advisory, consulting and other services to the Company. The Company has entered into a services agreement with RNY whereby the Company provides certain administrative, management, professional, advisory, consulting and other services to RNY. The Company has entered into a services agreement with ING Financial Advisers, LLC (“ING FA”) to provide certain administrative, management, professional advisory,

45

RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

consulting, and other services to the Company for the benefit of its customers. Charges for these services are determined in accordance with fair and reasonable standards with neither party realizing a profit nor incurring a loss as a result of the services provided to the Company. The Company will reimburse ING FA for direct and indirect costs incurred on behalf of the Company. The Company entered into a services agreement with WWI and INAIC whereby the Company and INAIC provide certain administrative, management, professional, advisory, consulting and other services to WWI. The Company entered into a services agreement with WWII and INAIC whereby the Company and INAIC provide certain administrative, management, professional, advisory, consulting and other services to WWII. The total expense incurred for all these services was $216.4, $219.5 and $172.6 for the years ended December 31, 2007, 2006 and 2005, respectively.

Tax Sharing Agreements: The Company has entered into federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The Company has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

Interest Rate Swap

Effective June 29, 2007 the Company entered into an interest rate swap agreement (“IRSA”) with ING AIH. The IRSA is in conjunction with a combined coinsurance and modified coinsurance agreement effective June 30, 2007 with WWIII. The duration of the agreement is 30 years. The notional value of this interest rate swap is $87.1 with this transaction having minimal impact to the income statement.

17. Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this liability to be $4.8 and $5.0 as of December 31, 2007 and 2006, respectively, and has recorded a liability in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $3.9 and $3.8 as of December 31, 2007 and 2006, respectively, for future credits to premium taxes for assessments already paid.

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

18. Unpaid Accident and Health Claims

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

	2007	2006

	(In Thousands)
Balance at January 1	$ 1,413,922	$ 1,383,413
Less reinsurance recoverables	66,414	84,102

Net balance at January 1	1,347,508	1,299,311

Incurred related to:
Current year	534,043	503,149
Prior years	27,645	8,187

Total incurred	561,688	511,336

Paid related to:
Current year	185,112	188,754
Prior years	372,488	274,385

Total paid	557,600	463,139

Net balance at December 31	1,351,596	1,347,508
Plus reinsurance recoverables	78,061	66,414

Balance at December 31	$ 1,429,657	$ 1,413,922

The liability for unpaid accident and health claims and claim adjustment expenses is included in accident and health reserves and unpaid claims on the Balance Sheets

19. Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using an algorithm of the Company’s underwriting rules and experience rating practices. The amount of net group life premiums written by the Company at December 31, 2007, that are subject to retrospective rating features are $107.8, that represented 15.8% of the total net group life premiums. The amount of net group health premiums written by the Company at December 31, 2007, that are subject to retrospective rating features are $12.7, that represented 2.0% of the total net group health premiums written. The amount of net group life premiums written by the Company at December 31, 2006, that are subject to retrospective rating features are $95.9, that represented 11.0% of the total net group life premiums. The amount of net group health premiums written by the Company at December 31, 2006, that are subject to retrospective rating features are $15.8, that represented 1.0% of the total net group health premiums written. The amount of net group life premiums written by the Company at December 31, 2005, that are subject to retrospective rating features are $99.0, that represented 12.0% of the total net group life premiums. The amount of net group health premiums written by the Company at

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RELIASTAR LIFE INSURANCE COMPANY Notes to Financial Statements - Statutory Basis December 31, 2007 (Dollar amounts in millions, unless otherwise stated)

December 31, 2005, that are subject to retrospective rating features are $6.0, that represented 1.0% of the total net group health premiums written.

20. Direct Premiums Written/Produced by Managing General Agents/Third Party Administrators

Name of Managing		Type of	Type of	Total Direct
General Agent or Third	Exclusive	Business	Authority	Premiums
Party Administrator	Contract	Written	Granted	Written

(In Thousands)
ReliaStar Record Keeping	Yes	Group Annuity	Payment	$ 74,231
ING Mid Atlantic Service Center	Yes	Deferred Compensation	Payment	91,302

The aggregate amount of premiums written through managing general agents or third party administrators during 2007 is $177.8.

21. Subsequent Events

On January 3, 2008, the Company closed on transactions to sell four home office properties in Minneapolis for $117.0 in cash. The Company will recognize a gain in the statement of operations of $44.7 associated with these sales in 2008. Three of the properties have sale leaseback components to the transaction; therefore the gain related to these properties (approximately $41.7) will be segregated as special surplus funds and subsequently amortized to unassigned surplus over the lease term. In addition, we have recognized in footnote 14 the impact of the future leases, effective January 3, 2008, associated with the sale leaseback and the reduction of future minimum lease receivables that are no longer applicable due to the sale leaseback.

The Company has contributed capital of $90 to WWI since December 31, 2007.

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333-92000	April 2008